UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2019

Date of reporting period:	October 1, 2018 — March 31, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Investments

Putnam Dynamic Asset Allocation Balanced Fund

Semiannual report
3 | 31 | 19

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PABAX

Putnam Dynamic
Asset Allocation
Balanced Fund

Semiannual report
3 | 31 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

May 9, 2019

Dear Fellow Shareholder:

If there is any lesson to be learned from constantly changing financial markets, it is the importance of positioning your investment portfolio for your long-term goals. We believe that one strategy is to diversify across different asset classes and investment approaches.

We also believe your mutual fund investment offers a number of advantages, including constant monitoring by experienced investment professionals who maintain a long-term perspective. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

Another key strategy, in our view, is seeking the counsel of a financial advisor. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals such as retirement, evaluating the level of risk appropriate for you, and reviewing your investments on a regular basis and making adjustments as necessary.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you, and we thank you for investing with Putnam.

Putnam Dynamic Asset Allocation Balanced Fund is designed for investors seeking total return. The fund’s target mix of 60% stocks and 40% bonds has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The portfolio managers of Putnam’s Global Asset Allocation group have extensive experience analyzing how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

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Diversification can help to reduce volatility over time

With today’s market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

Dynamic Asset Allocation Balanced Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Balanced Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 50% Russell 3000 Index, 35% Bloomberg Barclays U.S. Aggregate Bond Index, 10% MSCI EAFE Index (ND), and 5% JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/19. See above and pages 10–11 for additional fund performance information. Index descriptions can be found on pages 16–17.

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What was the market environment during the reporting period ended March 31, 2019?

Global financial markets were marked by a series of ups and downs during the six-month period. Equity markets sold off significantly during the fourth quarter of 2018 before a sharp reversal at the beginning of this year. Large-cap stocks and their mid- and small-cap counterparts had declined because of worries over global economic growth and rising real interest rates. The broad S&P 500 Index fell 1.72% during the period, and the MSCI World Index [ND] declined 2.61%.

The Federal Reserve [Fed] had raised short-term rates four times in 2018, taking the federal funds rate to a range of 2.25% to 2.50%. But the central bank pivoted to a dovish stance on rates in the first quarter of 2019. Slowing economic activity and benign inflation contributed to the Fed’s decision to pause its three-year campaign to tighten monetary policy. Across the Atlantic, the European Central Bank left rates unchanged and ended its multi-trillion-dollar bond-buying program.

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Allocations are shown as a percentage of the fund’s net assets as of 3/31/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 3/31/19. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

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U.S. growth has been cooling from last year under the weight of the trade war, economic slowdowns in Europe and China, and fading stimulus from the tax cuts of 2017. The economy grew at a 2.2% annual rate in the fourth quarter of 2018, after expanding 3.4% in the third quarter. Still, unemployment has touched multi-decade lows, inflation remains anchored, and we believe the likelihood of a recession remains low.

How did bond markets perform?

U.S. Treasury yields were mixed across the curve, which continued to flatten over the six-month period. The yield on the benchmark 10-year note traded around 2.41%, while the two-year yield fell to around 2.27% at the end of March 2019. Parts of the Treasury yield curve also inverted that same month. The yield on the 10-year note dipped below the yield on 3-month bills for the first time since mid-2007. An inverted yield curve — which plots bond yields with differing maturity dates — is considered a potential recession indicator. With intermediate- and longer-term yields generally moving lower during the period, the Bloomberg Barclays U.S. Aggregate Bond Index rose to 4.63%.

How did Putnam Dynamic Asset Allocation Balanced Fund perform?

The fund declined to –2.15% over the six-month period. The fund underperformed the custom secondary benchmark, the Putnam Balanced Blended Benchmark that contains stocks and bonds. However, the fund performed largely in line with its primary benchmark, the all-equity Russell 3000 Index, a broad index of U.S. stocks.

What strategies affected performance?

The fund’s negative performance was driven by equity, bond, and commodities weakness during the fourth quarter of 2018. Stocks and commodities were the biggest decliners. Our tactical overweight position in U.S. equities — taken after the moderate correction at the start of the period — detracted. Our out-of-benchmark position in commodities also hurt results during the first three months of the period, when energy prices fell precipitously. In early 2019, energy prices have retraced some of their losses from the sell-off in the fourth quarter. We maintained our overweight position in U.S. equities at the start of 2019. These positions helped offset some of the negative performance because of the sharp bounce in stock prices in January and February.

Our active implementation decisions and security selections detracted during the period. They were driven by our quantitative strategies for U.S. large-cap and international developed equity markets. Our team analyzes stock market history to identify characteristics of stocks [factors] that have excess risk-adjusted returns. Despite a strong long-term relationship between these factors and positive stock performance, the strategies underperformed. We did see positive contributions from our fixed-income selection strategies. But that was not enough to offset losses from our equity selection.

How did the fund use derivatives during the reporting period?

The fund used futures to manage exposure to market risk, to gain exposure to interest rates, and to hedge among other things, interest-rate risk.

What is the outlook for 2019?

Higher interest rates, weaker demand from China, political troubles in the eurozone, and protectionist tariffs have put pressure on growth. But we expect global growth to stabilize

Dynamic Asset Allocation Balanced Fund 7

as 2019 progresses. The U.S. economy has been facing rising headwinds and we expect it to expand at a more moderate pace in 2019 compared with last year. The Fed expects 2.1% growth this year, down from the 2.3% it forecast in December 2018. We believe inflationary pressures will also remain modest. In December 2018, Fed officials said they expected two rate increases this year and another in 2020. They now project no movement in interest rates in 2019, one rate hike in 2020, and none in 2021.

We expect stock and bond market volatility to persist in 2019. During the first quarter, we decreased our exposure to equity, inflation [commodities], and interest rates [government bonds] and increased our exposure to credit [corporate bond spreads]. We downgraded our position in equities from overweight to slightly overweight relative to the benchmarks. We had increased our equity allocation in the fourth quarter to take advantage of short-term market weakness. But we have reverted to only a slight overweight by period-end because of the rebound in stocks in the first quarter of 2019, improvements in market sentiment and positionings, and, in our view, the continued potential for negative trade-related headlines.

In credit-sensitive fixed income, we upgraded our position to a slight overweight this year. This is due to positive signals from our quantitative model, attractive bond spreads, and lower new issuance. In rate-sensitive fixed income, we downgraded our position to underweight. We expect interest rates to trend higher given the below-average real yields on the 10-year Treasury note and the historically low premium attached to the 10-year Treasury note.

Finally, we downgraded our commodities exposure to neutral and removed commodities from the fund. The strong rally in energy prices made our qualitative view more balanced after it had skewed positive following the fourth-quarter sell-off. We moved to neutral in the absence of strong qualitative or quantitative signals.

Thank you, Jason, for your time and insights.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Dynamic Asset Allocation Balanced Fund

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Asset Allocation Balanced Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2019, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (2/7/94)
Before sales charge	6.96%	195.47%	11.44%	33.58%	5.96%	24.97%	7.71%	3.40%	–2.15%
After sales charge	6.71	178.48	10.78	25.90	4.71	17.78	5.61	–2.54	–7.78
Class B (2/11/94)
Before CDSC	6.71	178.10	10.77	28.64	5.17	22.16	6.90	2.61	–2.55
After CDSC	6.71	178.10	10.77	26.66	4.84	19.16	6.02	–2.15	–7.08
Class C (9/1/94)
Before CDSC	6.62	174.05	10.61	28.55	5.15	22.10	6.88	2.58	–2.58
After CDSC	6.62	174.05	10.61	28.55	5.15	22.10	6.88	1.63	–3.49
Class M (2/6/95)
Before sales charge	6.44	181.11	10.89	30.24	5.43	23.14	7.19	2.89	–2.41
After sales charge	6.29	171.27	10.49	25.68	4.68	18.83	5.92	–0.71	–5.82
Class P (8/31/16)
Net asset value	7.24	203.92	11.76	35.67	6.29	26.39	8.12	3.80	–2.02
Class R (1/21/03)
Net asset value	6.68	187.75	11.15	31.86	5.69	23.98	7.43	3.11	–2.29
Class R5 (7/2/12)
Net asset value	7.23	202.82	11.72	35.20	6.22	25.85	7.96	3.66	–2.09
Class R6 (7/2/12)
Net asset value	7.26	205.03	11.80	35.89	6.33	26.25	8.08	3.76	–2.04
Class Y (7/5/94)
Net asset value	7.23	202.80	11.72	35.17	6.21	25.92	7.99	3.65	–2.03

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales

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charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class P, R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P, R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 3/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Russell 3000 Index	9.51%	341.05%	16.00%	63.67%	10.36%	46.16%	13.48%	8.77%	–2.27%
Putnam Balanced
Blended Benchmark*	—†	182.18	10.93	38.53	6.73	28.42	8.69	6.15	0.43
Lipper Mixed-Asset
Target Allocation
Moderate Funds	6.76	139.29	9.04	24.93	4.51	21.70	6.74	3.17	–0.03
category average‡

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Putnam Balanced Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 50% Russell 3000 Index, 35% Bloomberg Barclays U.S. Aggregate Bond Index, 10% MSCI EAFE Index (ND), and 5% JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/19, there were 596, 588, 530, 470, 349, and 31 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/19

									Class	Class
Distributions	Class A		Class B	Class C	Class M		Class P	Class R	R5	R6	Class Y
Number	2		2	2	2		2	2	2	2	2
Income	$0.130		$0.075	$0.079	$0.094		$0.158	$0.113	$0.148	$0.155	$0.147
Capital gains
Long-term gains	0.732		0.732	0.732	0.732		0.732	0.732	0.732	0.732	0.732
Short-term gains	0.161		0.161	0.161	0.161		0.161	0.161	0.161	0.161	0.161
Total	$1.023		$0.968	$0.972	$0.987		$1.051	$1.006	$1.041	$1.048	$1.040
	Before	After	Net	Net	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value	value
9/30/18	$15.66	$16.62	$15.60	$15.23	$15.63	$16.20	$15.71	$15.53	$15.70	$15.70	$15.69
3/31/19	14.22	15.09	14.16	13.79	14.19	14.70	14.26	14.09	14.25	14.25	14.25

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Dynamic Asset Allocation Balanced Fund 11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y
Total annual operating expenses
for the fiscal year ended 9/30/18	0.97%	1.72%	1.72%	1.47%	0.58%	1.22%	0.72%	0.62%	0.72%
Annualized expense ratio for the
six-month period ended 3/31/19	0.98%	1.73%	1.73%	1.48%	0.58%	1.23%	0.72%	0.62%	0.73%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 10/1/18 to 3/31/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.83	$8.52	$8.52	$7.29	$2.86	$6.06	$3.55	$3.06	$3.60
Ending value (after expenses)	$978.50	$974.50	$974.20	$975.90	$979.80	$977.10	$979.10	$979.60	$979.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12 Dynamic Asset Allocation Balanced Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/19, use the following calculation method. To find the value of your investment on 10/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.94	$8.70	$8.70	$7.44	$2.92	$6.19	$3.63	$3.13	$3.68
Ending value (after expenses)	$1,020.04	$1,016.31	$1,016.31	$1,017.55	$1,022.04	$1,018.80	$1,021.34	$1,021.84	$1,021.29

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Consider these risks before investing

Allocation of assets among asset classes may hurt performance. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government

Dynamic Asset Allocation Balanced Fund 15

agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

MSCI EAFE Index (ND) is a free float-adjusted market capitalization index that is designed to measure the equity performance of large and mid-cap markets in developed countries, excluding the U.S. and Canada. Net dividends (ND) indexes reflect the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Putnam Balanced Blended Benchmark is a benchmark administered by Putnam Management, comprising 50% the Russell 3000 Index, 35% the Bloomberg Barclays U.S. Aggregate Bond Index, 10% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties

16 Dynamic Asset Allocation Balanced Fund

regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2019, Putnam employees had approximately $496,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Dynamic Asset Allocation Balanced Fund 17

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18 Dynamic Asset Allocation Balanced Fund

The fund’s portfolio 3/31/19 (Unaudited)

COMMON STOCKS (57.3%)*	Shares	Value
Basic materials (2.1%)
Amcor, Ltd. (Australia)	32,608	$356,719
Anglo American PLC (United Kingdom)	88,207	2,359,167
ArcelorMittal SA (France)	56,490	1,144,293
Arkema SA (France)	12,865	1,224,642
Asahi Kasae Corp. (Japan)	15,300	158,593
Ashland Global Holdings, Inc.	1,580	123,445
Axalta Coating Systems, Ltd. †	5,340	134,621
BASF SE (Germany)	31,714	2,331,242
Bemis Co., Inc.	15,722	872,257
BlueScope Steel, Ltd. (Australia)	161,693	1,607,080
Boliden AB (Sweden)	16,386	466,344
Celanese Corp.	13,100	1,291,791
CF Industries Holdings, Inc.	92,300	3,773,224
CIMIC Group, Ltd. (Australia)	22,088	758,233
Covestro AG (Germany)	24,108	1,325,656
Eiffage SA (France)	2,621	251,850
Evonik Industries AG (Germany)	17,045	464,239
Freeport-McMoRan, Inc. (Indonesia)	366,900	4,729,341
Glencore PLC (United Kingdom)	96,503	399,632
HOCHTIEF AG (Germany)	5,993	867,222
Huntsman Corp.	129,400	2,910,206
JFE Holdings, Inc. (Japan)	18,200	309,486
Kajima Corp. (Japan)	46,200	683,020
LyondellBasell Industries NV Class A	98,000	8,239,840
Mitsubishi Chemical Holdings Corp. (Japan)	72,100	509,128
Mitsubishi Gas Chemical Co., Inc. (Japan)	27,800	397,927
Newcrest Mining, Ltd. (Australia)	18,932	342,080
Nippon Steel & Sumitomo Metal Corp. (Japan)	18,200	321,966
Packaging Corp. of America	34,700	3,448,486
Rio Tinto PLC (United Kingdom)	69,883	4,060,362
Sherwin-Williams Co. (The)	452	194,681
Shimizu Corp. (Japan)	54,400	474,147
Sika AG (Switzerland)	1,945	271,704
South32, Ltd. (Australia)	385,340	1,022,705
Steel Dynamics, Inc.	64,600	2,278,442
Sumitomo Chemical Co., Ltd. (Japan)	201,700	941,565
Taisei Corp. (Japan)	50,800	2,363,508
UPM-Kymmene OYJ (Finland)	65,805	1,919,236
		55,328,080
Capital goods (4.0%)
ACS Actividades de Construccion y Servicios SA (Spain)	48,720	2,140,160
Allison Transmission Holdings, Inc.	52,300	2,349,316
Atlas Copco AB Class B (Sweden)	15,410	381,384
BAE Systems PLC (United Kingdom)	56,386	354,274
Berry Plastics Group, Inc. †	54,501	2,935,969
Boeing Co. (The)	76,100	29,026,062
Cummins, Inc.	47,500	7,498,825
Curtiss-Wright Corp.	5,500	623,370

Dynamic Asset Allocation Balanced Fund 19

COMMON STOCKS (57.3%)* cont.	Shares	Value
Capital goods cont.
Dover Corp.	29,000	$2,720,200
Faurecia SA (France)	38,679	1,626,189
Garrett Motion, Inc. (Switzerland) †	300	4,419
General Dynamics Corp.	1,524	257,983
Harris Corp.	1,718	274,382
HD Supply Holdings, Inc. †	59,771	2,591,073
Hitachi, Ltd. (Japan)	95,500	3,102,820
Honeywell International, Inc.	83,825	13,321,469
Ingersoll-Rand PLC	64,100	6,919,595
Lockheed Martin Corp.	39,800	11,946,368
Northrop Grumman Corp.	939	253,154
Pentair PLC	48,300	2,149,833
Raytheon Co.	8,770	1,596,842
Republic Services, Inc.	32,900	2,644,502
Resideo Technologies, Inc. †	501	9,664
Safran SA (France)	955	130,963
Sandvik AB (Sweden)	165,317	2,684,959
Schindler Holding AG (Switzerland)	1,662	343,833
Societe BIC SA (France)	3,014	268,617
Teledyne Technologies, Inc. †	4,604	1,091,194
Tervita Corp. (Canada) †	127	572
Waste Management, Inc.	71,117	7,389,767
WESCO International, Inc. †	14,800	784,548
		107,422,306
Communication services (1.9%)
ARRIS International PLC †	53,067	1,677,448
AT&T, Inc.	46,236	1,449,961
BCE, Inc. (Canada)	6,476	287,564
BT Group PLC (United Kingdom)	671,018	1,948,510
Deutsche Telekom AG (Germany)	128,261	2,128,657
Equinix, Inc. R	2,900	1,314,164
Eutelsat Communications SA (France)	16,628	290,885
Hikari Tsushin, Inc. (Japan)	1,100	208,633
HKT Trust & HKT, Ltd. (Units) (Hong Kong)	432,000	694,513
Juniper Networks, Inc.	96,043	2,542,258
KDDI Corp. (Japan)	70,700	1,525,041
Nippon Telegraph & Telephone Corp. (Japan)	24,800	1,054,134
NTT DoCoMo, Inc. (Japan)	69,000	1,530,224
Swisscom AG (Switzerland)	1,426	697,426
T-Mobile US, Inc. †	236	16,308
Telenor ASA (Norway)	106,858	2,139,650
Telephone & Data Systems, Inc.	40,358	1,240,201
Telstra Corp., Ltd. (Australia)	517,229	1,222,042
Verizon Communications, Inc.	502,580	29,717,555
		51,685,174
Communications equipment (1.2%)
Avaya Holdings Corp. †	10,885	183,195
Cisco Systems, Inc.	574,559	31,020,440
		31,203,635

20 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (57.3%)* cont.	Shares	Value
Computers (1.9%)
Amadeus IT Holding SA Class A (Spain)	31,585	$2,529,736
Apple, Inc.	150,043	28,500,668
Aspen Technology, Inc. †	21,100	2,199,886
CDW Corp. of Delaware	28,300	2,727,271
Citrix Systems, Inc.	3,574	356,185
Dell Technologies, Inc. Class C †	65,616	3,851,003
Fortinet, Inc. †	83,800	7,036,686
Fujitsu, Ltd. (Japan)	10,100	731,417
Synopsys, Inc. †	1,833	211,070
Xerox Corp.	84,800	2,711,904
		50,855,826
Conglomerates (0.3%)
AMETEK, Inc.	38,100	3,161,157
Marubeni Corp. (Japan)	302,000	2,097,850
Mitsubishi Corp. (Japan)	56,600	1,577,153
Mitsui & Co., Ltd. (Japan)	145,600	2,264,434
Orkla ASA (Norway)	29,324	225,074
		9,325,668
Consumer cyclicals (6.8%)
ABC-Mart, Inc. (Japan)	10,600	631,638
Amazon.com, Inc. †	14,839	26,424,549
Aristocrat Leisure, Ltd. (Australia)	33,175	579,906
Automatic Data Processing, Inc.	73,417	11,727,632
AutoZone, Inc. †	356	364,587
Bayerische Motoren Werke AG (Germany)	4,763	313,094
Berkeley Group Holdings PLC (The) (United Kingdom)	8,298	398,697
Booking Holdings, Inc. †	5,200	9,073,532
Booz Allen Hamilton Holding Corp.	1,581	91,919
Capri Holdings, Ltd. †	24,344	1,113,738
CK Hutchison Holdings, Ltd. (Hong Kong)	89,500	939,951
Compass Group PLC (United Kingdom)	6,184	145,341
CoStar Group, Inc. †	2,400	1,119,408
Crown, Ltd. (Australia)	124,807	1,022,123
Discovery, Inc. Class A † S	120,900	3,266,718
Dolby Laboratories, Inc. Class A	9,500	598,215
Ecolab, Inc.	768	135,583
Extended Stay America, Inc. (Units)	70,700	1,269,065
Fast Retailing Co., Ltd. (Japan)	1,700	800,296
Fiat Chrysler Automobiles NV (Italy) †	73,363	1,092,219
Foot Locker, Inc.	69,800	4,229,880
Ford Motor Co.	11,190	98,248
Fox Corp. Class B †	2,555	91,673
Fuji Heavy Industries, Ltd. (Japan)	1,900	43,430
Galaxy Entertainment Group, Ltd. (Hong Kong)	118,000	803,294
Genting Bhd (Singapore)	1,272,800	978,664
HC Brillant Services GmbH (acquired various dates from
8/2/13 to 8/31/16, cost $1) (Private) (Germany) † ∆∆ F	2	2
Hermes International (France)	4,478	2,954,645
Hilton Worldwide Holdings, Inc.	68,000	5,651,480

Dynamic Asset Allocation Balanced Fund 21

COMMON STOCKS (57.3%)* cont.	Shares	Value
Consumer cyclicals cont.
Home Depot, Inc. (The)	125,867	$24,152,619
Industria de Diseno Textil SA (Inditex) (Spain)	22,776	669,383
Jardine Matheson Holdings, Ltd. (Hong Kong)	3,200	199,751
John Wiley & Sons, Inc. Class A	407	17,998
KAR Auction Services, Inc.	39,900	2,047,269
Kering SA (France)	1,327	760,953
Kimberly-Clark Corp.	2,321	287,572
Las Vegas Sands Corp.	57,200	3,486,912
Lear Corp.	19,800	2,687,058
Liberty Media Corp.-Liberty SiriusXM Class C †	2,226	85,122
Liberty SiriusXM Group Class A †	24,700	943,046
Lowe’s Cos., Inc.	171,780	18,804,757
Marks & Spencer Group PLC (United Kingdom)	7,485	27,190
Marriott International, Inc./MD Class A	201	25,143
Mitsubishi Motors Corp. (Japan)	46,600	248,503
Moncler SpA (Italy)	10,428	420,178
Namco Bandai Holdings, Inc. (Japan)	19,200	901,174
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ∆∆ F	1	1
New Middle East Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ∆∆ F	1	1
News Corp. Class A	7,432	92,454
Next PLC (United Kingdom)	11,380	827,061
Nielsen Holdings PLC	89,200	2,111,364
Nintendo Co., Ltd. (Japan)	5,200	1,489,118
Omnicom Group, Inc.	79,300	5,788,107
Pearson PLC (United Kingdom)	108,678	1,183,621
Peugeot SA (France)	116,801	2,848,409
ProSiebenSat.1 Media SE (Germany)	44,177	630,347
Publicis Groupe SA (France)	3,203	171,492
PulteGroup, Inc.	27,900	780,084
PVH Corp.	1,290	157,316
Randstad Holding NV (Netherlands)	12,602	614,505
Ross Stores, Inc.	76,591	7,130,622
RTL Group SA (Belgium)	6,774	370,059
Secom Co., Ltd. (Japan)	1,700	145,828
ServiceMaster Global Holdings, Inc. †	19,548	912,892
Sony Corp. (Japan)	60,900	2,563,248
Suzuki Motor Corp. (Japan)	8,400	372,547
Swatch Group AG (The) (Switzerland)	5,579	308,715
Tapestry, Inc.	19,300	627,057
Taylor Wimpey PLC (United Kingdom)	673,336	1,538,672
TJX Cos., Inc. (The)	11,755	625,484
Toyota Motor Corp. (Japan)	34,000	1,994,286
TUI AG (Germany)	110,531	1,058,978
Volkswagen AG (Preference) (Germany)	4,361	686,439
Volkswagen AG (Germany)	2,190	356,457
Volvo AB (Sweden)	200,220	3,101,081
Walmart, Inc.	103,000	10,045,590

22 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (57.3%)* cont.	Shares	Value
Consumer cyclicals cont.
Walt Disney Co. (The)	4,813	$534,397
Wolters Kluwer NV (Netherlands)	29,011	1,975,366
		182,765,753
Consumer staples (5.4%)
Altria Group, Inc.	2,273	130,538
Ashtead Group PLC (United Kingdom)	81,928	1,976,749
Associated British Foods PLC (United Kingdom)	47,249	1,500,947
Bright Horizons Family Solutions, Inc. †	675	85,799
Carlsberg A/S Class B (Denmark)	12,175	1,520,549
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	47	319,548
Coca-Cola Amatil, Ltd. (Australia)	56,077	344,702
Coca-Cola Co. (The)	425,824	19,954,113
Coca-Cola European Partners PLC (United Kingdom)	51,477	2,663,420
Coles Group, Ltd. (Australia) †	14,750	124,148
Colruyt SA (Belgium)	10,396	768,507
Darden Restaurants, Inc.	45,800	5,563,326
Essity AB Class B (Sweden)	2,299	66,295
Global Fashion Group SA (acquired 8/2/13, cost $21,942) (Private)
(Luxembourg) † ∆∆ F	518	4,672
Henkel AG & Co. KGaA (Germany)	3,362	319,620
Hershey Co. (The)	43,221	4,963,067
Imperial Brands PLC (United Kingdom)	103,423	3,535,286
J Sainsbury PLC (United Kingdom)	228,102	700,244
Japan Tobacco, Inc. (Japan)	7,900	196,231
Koninklijke Ahold Delhaize NV (Netherlands)	118,974	3,166,318
L’Oreal SA (France)	10,536	2,834,139
Marine Harvest ASA (Norway)	25,572	570,741
Molson Coors Brewing Co. Class B	63,000	3,757,950
Mondelez International, Inc. Class A	223,936	11,178,885
Monster Beverage Corp. †	1,999	109,105
Nestle SA (Switzerland)	28,065	2,674,736
PepsiCo, Inc.	121,469	14,886,026
Pigeon Corp. (Japan)	3,300	135,336
Pola Orbis Holdings, Inc. (Japan)	15,700	501,892
Procter & Gamble Co. (The)	88,288	9,186,366
Reckitt Benckiser Group PLC (United Kingdom)	22,601	1,878,648
Starbucks Corp. S	322,005	23,937,852
Swedish Match AB (Sweden)	26,507	1,351,109
Sysco Corp.	120,010	8,011,868
TripAdvisor, Inc. † S	57,000	2,932,650
Unilever PLC (United Kingdom)	8,036	460,002
US Foods Holding Corp. †	5,102	178,111
Walgreens Boots Alliance, Inc.	180,800	11,439,216
Wesfarmers, Ltd. (Australia)	24,738	609,320
WH Group, Ltd. (Hong Kong)	305,000	326,302
WM Morrison Supermarkets PLC (United Kingdom)	81,286	240,909
		145,105,242
Electronics (2.0%)
Agilent Technologies, Inc.	86,500	6,952,870
Broadcom, Inc.	25,200	7,577,892

Dynamic Asset Allocation Balanced Fund 23

COMMON STOCKS (57.3%)* cont.	Shares	Value
Electronics cont.
Brother Industries, Ltd. (Japan)	15,800	$293,145
Garmin, Ltd.	239	20,638
Hoya Corp. (Japan)	44,100	2,918,089
Intel Corp.	66,800	3,587,160
Keysight Technologies, Inc. †	40,200	3,505,440
NXP Semiconductors NV	135,117	11,942,992
Rockwell Automation, Inc.	27,700	4,860,242
Texas Instruments, Inc.	5,736	608,418
Thales SA (France)	1,959	234,584
Xilinx, Inc.	99,800	12,653,642
		55,155,112
Energy (3.1%)
BP PLC (United Kingdom)	224,083	1,630,020
Chevron Corp.	218,040	26,858,167
ConocoPhillips	221,500	14,782,910
Devon Energy Corp.	72,400	2,284,944
Equinor ASA (Norway)	115,595	2,531,043
Exxon Mobil Corp.	31,824	2,571,379
JX Holdings, Inc. (Japan)	30,400	138,401
Marathon Petroleum Corp.	90,927	5,441,981
MWO Holdings, LLC (Units) F	89	3,011
Nine Point Energy F	1,299	18,758
Occidental Petroleum Corp.	7,546	499,545
OMV AG (Austria)	21,428	1,162,663
PBF Energy, Inc. Class A	48,700	1,516,518
Phillips 66	89,545	8,521,998
Repsol SA (Spain)	3,474	59,468
Royal Dutch Shell PLC Class B (United Kingdom)	94,743	2,996,103
TOTAL SA (France)	80,272	4,459,035
Valero Energy Corp.	106,211	9,009,879
		84,485,823
Financials (10.1%)
3i Group PLC (United Kingdom)	129,743	1,664,152
ABN AMRO Group NV GDR (Netherlands)	102,008	2,299,993
Aegon NV (Netherlands)	32,846	157,844
Aflac, Inc.	110,470	5,523,500
AGNC Investment Corp. R	207,203	3,729,654
AIB Group PLC (Ireland)	47,132	211,587
Allianz SE (Germany)	18,643	4,146,588
Allstate Corp. (The)	41,813	3,937,948
American Express Co.	3,864	422,335
American Financial Group, Inc.	11,500	1,106,415
American Homes 4 Rent R	3,044	69,160
Ameriprise Financial, Inc.	42,300	5,418,630
Annaly Capital Management, Inc. R	81,210	811,288
Apartment Investment & Management Co. Class A R	953	47,926
Apple Hospitality REIT, Inc. R	55,604	906,345
Athene Holding, Ltd. Class A †	51,158	2,087,246
AvalonBay Communities, Inc. R	16,600	3,332,118

24 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (57.3%)* cont.	Shares	Value
Financials cont.
Aviva PLC (United Kingdom)	432,823	$2,324,823
AXA SA (France)	16,207	407,782
Bank Leumi Le-Israel BM (Israel)	104,211	680,186
Bank of Montreal (Canada)	5,179	387,509
Berkshire Hathaway, Inc. Class B †	76	15,268
Brixmor Property Group, Inc. R	115,700	2,125,409
Broadridge Financial Solutions, Inc.	36,568	3,791,736
Brookfield Property REIT, Inc. Class A R S	44,800	917,952
Camden Property Trust R	18,091	1,836,237
Canadian Imperial Bank of Commerce (Canada)	4,276	337,895
Capital One Financial Corp.	79,000	6,453,510
CBRE Group, Inc. Class A †	55,600	2,749,420
Cheung Kong Property Holdings, Ltd. (Hong Kong)	345,000	3,067,264
Chimera Investment Corp. R	4,465	83,674
Citigroup, Inc.	417,300	25,964,406
Citizens Financial Group, Inc.	162,000	5,265,000
CNP Assurances (France)	13,955	307,132
Comerica, Inc.	64,619	4,737,865
CoreLogic, Inc. †	1,455	54,213
Daiwa Securities Group, Inc. (Japan)	70,000	341,797
Deutsche Boerse AG (Germany)	5,492	704,163
Deutsche Wohnen AG (Germany)	5,823	282,376
Direct Line Insurance Group PLC (United Kingdom)	77,955	358,410
Discover Financial Services	72,800	5,180,448
DNB ASA (Norway)	17,108	314,987
Douglas Emmett, Inc. R	23,400	945,828
Duke Realty Corp. R	72,661	2,221,973
E*Trade Financial Corp.	131,200	6,091,616
East West Bancorp, Inc.	25,600	1,228,032
Empire State Realty Trust, Inc. Class A R	1,167	18,439
Equity Commonwealth R	1,184	38,705
Equity Lifestyle Properties, Inc. R	12,700	1,451,610
Equity Residential Trust R	3,906	294,200
Gaming and Leisure Properties, Inc. R	45,489	1,754,511
Goldman Sachs Group, Inc. (The)	25,100	4,818,949
Hang Seng Bank, Ltd. (Hong Kong)	93,000	2,294,628
Hartford Financial Services Group, Inc. (The)	94,300	4,688,596
Healthcare Trust of America, Inc. Class A R	56,200	1,606,758
Henderson Land Development Co., Ltd. (Hong Kong)	180,000	1,144,108
Highwoods Properties, Inc. R	25,781	1,206,035
Hongkong Land Holdings, Ltd. (Hong Kong)	47,300	336,673
HSBC Holdings PLC (United Kingdom)	47,324	384,184
Hudson Pacific Properties, Inc. R	27,600	949,992
Intercontinental Exchange, Inc.	553	42,105
Jones Lang LaSalle, Inc.	11,000	1,695,980
JPMorgan Chase & Co.	352,845	35,718,499
KBC Groep NV (Belgium)	7,816	546,046
Kerry Properties, Ltd. (Hong Kong)	54,500	243,328
Legal & General Group PLC (United Kingdom)	841,703	3,018,047

Dynamic Asset Allocation Balanced Fund 25

COMMON STOCKS (57.3%)* cont.	Shares	Value
Financials cont.
Liberty Property Trust R	28,601	$1,384,860
Lincoln National Corp.	60,400	3,545,480
Lloyds Banking Group PLC (United Kingdom)	2,760,602	2,234,272
Loews Corp.	4,699	225,223
London Stock Exchange Group PLC (United Kingdom)	12,133	750,783
Macquarie Group, Ltd. (Australia)	34,441	3,165,348
Medical Properties Trust, Inc. R	114,300	2,115,693
MetLife, Inc.	241,400	10,276,398
MFA Financial, Inc. R	5,721	41,592
Mirvac Group (Australia) R	331,026	645,051
Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	76,100	388,341
Mizuho Financial Group, Inc. (Japan)	2,000,200	3,100,059
Morgan Stanley	237,100	10,005,620
National Australia Bank, Ltd. (Australia)	8,620	155,200
National Bank of Canada (Canada)	7,269	328,053
New Residential Investment Corp. R	159,245	2,692,833
NN Group NV (Netherlands)	2,236	92,880
ORIX Corp. (Japan)	171,900	2,474,462
Outfront Media, Inc. R	43,800	1,024,920
Partners Group Holding AG (Switzerland)	3,880	2,821,110
Persimmon PLC (United Kingdom)	83,906	2,371,448
Popular, Inc. (Puerto Rico)	22,100	1,152,073
Prologis, Inc. R	37,000	2,662,150
Prudential Financial, Inc.	74,200	6,817,496
Reinsurance Group of America, Inc.	10,281	1,459,696
Resona Holdings, Inc. (Japan)	473,100	2,053,855
Royal Bank of Canada (Canada)	294	22,181
Sampo Oyj Class A (Finland)	3,627	164,412
Scentre Group (Australia) R	421,243	1,232,195
Schroders PLC (United Kingdom)	22,741	800,306
Singapore Exchange, Ltd. (Singapore)	46,500	251,235
SL Green Realty Corp. R	24,100	2,167,072
Spirit MTA REIT R	837	5,432
Spirit Realty Capital, Inc. R	41,180	1,636,081
Starwood Property Trust, Inc. R	4,718	105,447
Stockland (Units) (Australia) R	350,476	959,186
STORE Capital Corp. R	60,700	2,033,450
Sumitomo Mitsui Financial Group, Inc. (Japan)	82,100	2,872,952
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	21,900	788,126
Sun Hung Kai Properties, Ltd. (Hong Kong)	67,000	1,149,559
SunTrust Banks, Inc.	3,351	198,547
Swedbank AB Class A (Sweden)	106,142	1,499,548
Swire Properties, Ltd. (Hong Kong)	56,600	243,506
Synchrony Financial	189,100	6,032,290
Toronto-Dominion Bank (Canada)	8,270	448,790
Two Harbors Investment Corp. R	4,371	59,140
U.S. Bancorp	4,091	197,145
UDR, Inc. R	2,842	129,197
Unum Group	70,400	2,381,632

26 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (57.3%)* cont.	Shares	Value
Financials cont.
VICI Properties, Inc. R	132,511	$2,899,341
Weingarten Realty Investors R	29,800	875,226
Wells Fargo & Co.	54,200	2,618,944
Wintrust Financial Corp.	14,200	956,086
		274,012,955
Health care (7.4%)
Abbott Laboratories	201,300	16,091,922
AbbVie, Inc.	104,929	8,456,228
Advanz Pharma Corp. (Canada) †	520	9,038
Alfresa Holdings Corp. (Japan)	36,200	1,031,557
Allergan PLC	32,003	4,685,559
Amgen, Inc.	80,599	15,312,198
Anthem, Inc.	442	126,845
Astellas Pharma, Inc. (Japan)	196,800	2,952,655
Baxter International, Inc.	8,900	723,659
Biogen, Inc. †	31,523	7,451,407
Bristol-Myers Squibb Co.	69,169	3,300,053
Cardinal Health, Inc.	90,100	4,338,315
Celgene Corp. †	1,581	149,152
Centene Corp. †	90,786	4,820,737
Charles River Laboratories International, Inc. †	9,544	1,386,266
Chemed Corp.	4,300	1,376,301
Cigna Corp.	1,907	306,684
Eli Lilly & Co.	37,604	4,879,495
Encompass Health Corp.	21,550	1,258,520
Gilead Sciences, Inc.	83,436	5,424,174
GlaxoSmithKline PLC (United Kingdom)	208,085	4,327,651
HCA Healthcare, Inc.	30,300	3,950,514
Hill-Rom Holdings, Inc.	15,300	1,619,658
Hologic, Inc. †	43,000	2,081,200
Humana, Inc.	6,651	1,769,166
Illumina, Inc. †	4,100	1,273,829
Ipsen SA (France)	1,383	189,579
Jazz Pharmaceuticals PLC †	5,900	843,405
Johnson & Johnson	129,459	18,097,074
Koninklijke Philips NV (Netherlands)	16,305	664,206
Laboratory Corp. of America Holdings †	481	73,583
Masimo Corp. †	16,100	2,226,308
McKesson Corp.	52,378	6,131,369
Medipal Holdings Corp. (Japan)	30,500	725,400
Medtronic PLC	178,000	16,212,240
Merck & Co., Inc.	176,143	14,649,813
Novartis AG (Switzerland)	38,271	3,681,242
Novo Nordisk A/S Class B (Denmark)	27,103	1,418,801
Ono Pharmaceutical Co., Ltd. (Japan)	2,700	53,092
Pfizer, Inc.	186,090	7,903,242
QIAGEN NV (Netherlands) †	8,734	354,077
QIAGEN NV (Netherlands) †	2,194	89,252
Quest Diagnostics, Inc.	2,425	218,056

Dynamic Asset Allocation Balanced Fund 27

COMMON STOCKS (57.3%)* cont.	Shares	Value
Health care cont.
Roche Holding AG (Switzerland)	22,896	$6,308,328
Sanofi (France)	24,682	2,180,078
Sartorius Stedim Biotech (France)	6,179	782,543
Service Corp. International	1,494	59,984
Shionogi & Co., Ltd. (Japan)	41,100	2,548,398
Siemens Healthineers AG (Germany)	12,666	527,831
Smith & Nephew PLC (United Kingdom)	15,826	313,929
Straumann Holding AG (Switzerland)	990	807,808
Takeda Pharmaceutical Co., Ltd. ADR (Japan)	8,668	176,567
Teva Pharmaceutical Industries, Ltd. ADR (Israel) †	10,661	167,164
Thermo Fisher Scientific, Inc.	2,513	687,858
UCB SA (Belgium)	18,651	1,601,770
UnitedHealth Group, Inc.	24,167	5,975,532
Vertex Pharmaceuticals, Inc. †	8,635	1,588,408
Waters Corp. †	4,072	1,024,963
Zoetis, Inc.	28,089	2,827,720
		200,212,403
Photography/Imaging (—%)
FUJIFILM Holdings Corp. (Japan)	5,900	268,818
		268,818
Semiconductor (0.3%)
KLA-Tencor Corp.	58,000	6,925,780
Maxim Integrated Products, Inc.	3,395	180,512
Tokyo Electron, Ltd. (Japan)	1,000	145,000
		7,251,292
Software (3.7%)
Adobe, Inc. †	76,800	20,466,432
Amdocs, Ltd.	2,082	112,657
Black Knight, Inc. †	27,997	1,525,837
Cadence Design Systems, Inc. †	68,631	4,358,755
Electronic Arts, Inc. †	38,200	3,882,266
F5 Networks, Inc. †	29,035	4,556,463
Intuit, Inc.	54,552	14,260,438
Microsoft Corp.	207,697	24,495,785
NTT Data Corp. (Japan)	149,400	1,650,641
Oracle Corp.	468,400	25,157,764
Oracle Corp. (Japan)	2,700	181,608
		100,648,646
Technology (0.1%)
SoftBank Group Corp. (Japan)	14,500	1,413,255
		1,413,255
Technology services (3.7%)
Alphabet, Inc. Class A †	43,540	51,241,791
Capgemini SE (France)	12,259	1,486,541
Cognizant Technology Solutions Corp. Class A	7,325	530,696
eBay, Inc.	38,700	1,437,318
Facebook, Inc. Class A †	91,112	15,187,459
Fidelity National Information Services, Inc.	3,377	381,939
Fiserv, Inc. †	3,214	283,732

28 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (57.3%)* cont.	Shares	Value
Technology services cont.
Genpact, Ltd.	1,705	$59,982
IBM Corp.	175,900	24,819,490
NEC Corp. (Japan)	9,700	329,736
Proofpoint, Inc. †	11,000	1,335,730
Yahoo Japan Corp. (Japan)	108,800	266,843
Zebra Technologies Corp. Class A †	13,700	2,870,561
		100,231,818
Transportation (1.4%)
Aena SME SA (Spain)	12,113	2,180,836
AP Moller — Maersk A/S Class A (Denmark)	257	310,853
Central Japan Railway Co. (Japan)	13,400	3,113,986
Delta Air Lines, Inc.	185,096	9,560,208
Deutsche Lufthansa AG (Germany)	13,711	300,916
Deutsche Post AG (Germany)	19,255	626,380
Groupe Eurotunnel SA (France)	4,156	63,007
International Consolidated Airlines Group SA (Spain)	302,961	2,015,970
Japan Airlines Co., Ltd. (Japan)	53,800	1,895,071
Kyushu Railway Co. (Japan)	600	19,739
Norfolk Southern Corp.	38,321	7,161,812
SG Holdings Co., Ltd. (Japan)	22,100	645,138
United Continental Holdings, Inc. †	115,400	9,206,612
Yangzijiang Shipbuilding Holdings, Ltd. (China)	831,700	924,072
		38,024,600
Utilities and power (1.9%)
AES Corp.	190,000	3,435,200
AGL Energy, Ltd. (Australia)	8,090	125,097
American Electric Power Co., Inc.	6,780	567,825
Canadian Utilities, Ltd. Class A (Canada)	4,259	116,263
CenterPoint Energy, Inc.	133,100	4,086,170
Centrica PLC (United Kingdom)	158,091	235,144
CLP Holdings, Ltd. (Hong Kong)	95,000	1,102,316
Enagas SA (Spain)	11,091	322,728
Endesa SA (Spain)	82,924	2,115,275
Enel SpA (Italy)	319,689	2,045,518
Eni SpA (Italy)	176,444	3,118,128
Evergy, Inc.	49,100	2,850,255
Exelon Corp.	191,547	9,602,251
GenOn Energy, Inc.	276	38,640
Kansai Electric Power Co., Inc. (The) (Japan)	7,500	110,658
Kinder Morgan, Inc.	16,449	329,144
National Grid PLC (United Kingdom)	33,997	376,729
NRG Energy, Inc.	96,900	4,116,312
Pinnacle West Capital Corp.	34,892	3,334,977
Public Service Enterprise Group, Inc.	107,100	6,362,811
Red Electrica Corporacion SA (Spain)	3,752	79,967
RWE AG (Germany)	16,025	429,628
Snam SpA (Italy)	67,423	346,318
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	13,140	9,329

Dynamic Asset Allocation Balanced Fund 29

COMMON STOCKS (57.3%)* cont.	Shares	Value
Utilities and power cont.
UGI Corp.	48,200	$2,671,244
Vistra Energy Corp.	91,900	2,392,157
		50,320,084
Total common stocks (cost $1,357,836,555)		$1,545,716,490

	Principal
CORPORATE BONDS AND NOTES (15.9%)*	amount	Value
Basic materials (0.9%)
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	$225,000	$243,844
Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	110,000	112,750
Alpha 2 BV 144A sr. unsec. notes 8.75%, 6/1/23 (Netherlands) ‡‡	205,000	199,363
Alpha 3 BV/Alpha US Bidco, Inc. 144A company guaranty sr. unsec.
notes 6.25%, 2/1/25 (Netherlands)	200,000	192,000
ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	40,000	44,150
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)	240,000	273,247
Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
unsub. notes 4.875%, 8/15/24	185,000	185,231
Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23	195,000	202,800
Beacon Roofing Supply, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/25	205,000	193,725
Big River Steel, LLC/BRS Finance Corp. 144A company guaranty sr.
notes 7.25%, 9/1/25	350,000	365,855
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	300,000	294,750
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	470,000	462,950
Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	140,000	137,900
BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24	265,000	263,092
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	585,000	564,156
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	265,000	272,785
Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	470,000	484,100
CF Industries, Inc. company guaranty sr. unsec. bonds
4.95%, 6/1/43	255,000	218,663
CF Industries, Inc. 144A company guaranty sr. notes
4.50%, 12/1/26	1,180,000	1,194,610
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27	115,000	114,244
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	185,000	194,713
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23	120,000	124,061
Cleveland-Cliffs, Inc. company guaranty sr. unsec. notes
5.75%, 3/1/25	80,000	76,600
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	405,000	376,650
Constellium NV 144A company guaranty sr. unsec. notes 5.875%,
2/15/26 (Netherlands)	250,000	245,313

30 Dynamic Asset Allocation Balanced Fund

		Principal
CORPORATE BONDS AND NOTES (15.9%)* cont.		amount	Value
Basic materials cont.
CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21		$67,000	$66,665
Diamond (BC) BV 144A sr. unsec. notes 5.625%, 8/15/25	EUR	225,000	235,857
Dow Chemical Co. (The) sr. unsec. unsub. bonds 3.50%, 10/1/24		$965,000	979,163
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.50%, 4/1/25 (Canada)		515,000	491,825
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
6.875%, 2/15/23 (Indonesia)		230,000	243,800
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub.
notes 5.45%, 3/15/43 (Indonesia)		115,000	100,626
GCP Applied Technologies, Inc. 144A sr. unsec. notes
5.50%, 4/15/26		600,000	610,500
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24		943,000	972,759
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25		680,000	682,272
Greif, Inc. 144A company guaranty sr. unsec. notes 6.50%, 3/1/27		225,000	230,063
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
7.625%, 1/15/25 (Canada)		220,000	225,775
Ingevity Corp. 144A sr. unsec. notes 4.50%, 2/1/26		320,000	312,906
International Flavors & Fragrances, Inc. sr. unsec. notes
4.45%, 9/26/28		725,000	761,296
International Paper Co. sr. unsec. unsub. notes 3.00%, 2/15/27		515,000	495,760
Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22		100,000	105,500
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25		140,000	141,400
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24		195,000	194,513
Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)		36,000	37,440
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)		165,000	168,713
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)		120,000	117,600
Mercer International, Inc. 144A sr. unsec. notes 7.375%,
1/15/25 (Canada)		55,000	57,750
Methanex Corp. sr. unsec. unsub. notes 3.25%, 12/15/19 (Canada)		40,000	40,010
NCI Building Systems, Inc. 144A company guaranty sr. unsec. sub.
notes 8.00%, 4/15/26		240,000	215,700
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)		75,000	66,375
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26		430,000	428,388
Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24		175,000	178,938
Nutrien, Ltd. sr. unsec. bonds 5.25%, 1/15/45 (Canada)		150,000	158,702
Nutrien, Ltd. sr. unsec. bonds 4.125%, 3/15/35 (Canada)		727,000	686,097
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)		696,000	716,689
Packaging Corp. of America sr. unsec. unsub. notes 4.50%, 11/1/23		300,000	316,820
PQ Corp. 144A company guaranty sr. unsec. notes 5.75%, 12/15/25		285,000	277,875
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27		570,000	559,972
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22		270,000	268,364

Dynamic Asset Allocation Balanced Fund 31

	Principal
CORPORATE BONDS AND NOTES (15.9%)* cont.	amount	Value
Basic materials cont.
Smurfit Kappa Treasury Funding DAC company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	$210,000	$238,088
Starfruit Finco BV/Starfruit US Holdco, LLC 144A sr. unsec. notes
8.00%, 10/1/26 (Netherlands)	150,000	150,375
Steel Dynamics, Inc. company guaranty sr. unsec. notes
5.00%, 12/15/26	85,000	86,806
Steel Dynamics, Inc. company guaranty sr. unsec. notes
4.125%, 9/15/25	75,000	73,313
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	165,000	170,363
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	13,000	13,211
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 5.182%, 4/24/28 (Switzerland)	255,000	259,154
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 4.892%, 4/24/25 (Switzerland)	255,000	259,684
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	90,000	89,896
Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8.50%, 6/1/24 (Canada)	35,000	37,538
TMS International Corp. 144A sr. unsec. notes 7.25%, 8/15/25	295,000	285,713
TopBuild Corp. 144A company guaranty sr. unsec. notes
5.625%, 5/1/26	275,000	270,875
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)	100,000	92,500
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	275,000	278,438
Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	180,000	183,960
USG Corp. 144A company guaranty sr. unsec. bonds
4.875%, 6/1/27	290,000	293,081
USG Corp. 144A company guaranty sr. unsec. notes 5.50%, 3/1/25	170,000	172,635
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
bonds 4.375%, 11/15/47	993,000	879,567
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 8/15/26	1,452,000	1,405,087
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	690,000	901,711
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	245,000	319,385
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	405,000	534,697
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	210,000	223,125
Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	190,000	201,875
		25,604,742
Capital goods (0.7%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	350,000	333,813
American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7.75%, 11/15/19	66,000	67,568

32 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.9%)* cont.	amount	Value
Capital goods cont.
ARD Securities Finance SARL 144A sr. notes 8.75%, 1/31/23
(Luxembourg) ‡‡	$218,287	$206,827
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 7.25%, 5/15/24 (Ireland)	405,000	426,263
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	95,000	98,414
Berry Global, Inc. company guaranty notes 5.50%, 5/15/22	57,000	57,855
Berry Global, Inc. company guaranty unsub. notes 5.125%, 7/15/23	220,000	223,641
Berry Global, Inc. 144A notes 4.50%, 2/15/26	65,000	61,763
Boeing Capital Corp. sr. unsec. unsub. notes 4.70%, 10/27/19	240,000	242,984
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	95,000	104,975
Bombardier, Inc. 144A sr. unsec. notes 7.875%, 4/15/27 (Canada)	210,000	216,626
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	410,000	425,888
Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	315,000	326,025
Crown Americas, LLC/Crown Americas Capital Corp. VI company
guaranty sr. unsec. notes 4.75%, 2/1/26	130,000	130,624
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	150,000	166,500
Deere & Co. sr. unsec. unsub. notes 2.60%, 6/8/22	510,000	509,723
Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	196,000	196,490
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 11/15/42	290,000	286,069
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2.25%, 11/15/22	245,000	241,841
GFL Environmental, Inc. 144A sr. unsec. notes 5.375%,
3/1/23 (Canada)	135,000	127,744
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	360,000	377,100
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47	315,000	319,913
Hulk Finance Corp. 144A sr. unsec. notes 7.00%, 6/1/26 (Canada)	405,000	382,725
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	515,000	477,100
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	840,000	805,345
L3 Technologies, Inc. company guaranty sr. unsec. bonds
3.85%, 12/15/26	894,000	909,815
L3 Technologies, Inc. company guaranty sr. unsec. notes
4.40%, 6/15/28	505,000	529,902
MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23	205,000	206,025
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	1,165,000	1,145,547
Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	340,000	348,925
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	900,000	914,238
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. notes 6.25%, 5/15/26	45,000	45,900
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. unsec. notes 8.50%, 5/15/27	225,000	225,563
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	140,000	139,300

Dynamic Asset Allocation Balanced Fund 33

	Principal
CORPORATE BONDS AND NOTES (15.9%)* cont.	amount	Value
Capital goods cont.
Raytheon Co. sr. unsec. notes 4.875%, 10/15/40	$135,000	$157,241
Raytheon Co. sr. unsec. unsub. notes 2.50%, 12/15/22	1,245,000	1,241,322
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25	405,000	399,938
Republic Services, Inc. sr. unsec. notes 3.95%, 5/15/28	905,000	947,058
Resideo Funding, Inc. 144A company guaranty sr. unsec. notes
6.125%, 11/1/26	155,000	159,650
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes
6.125%, 10/1/26	400,000	412,000
Tennant Co. company guaranty sr. unsec. unsub. notes
5.625%, 5/1/25	200,000	201,500
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.50%, 5/15/25	60,000	60,906
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	345,000	341,498
TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	127,000	130,493
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	375,000	390,563
United Technologies Corp. sr. unsec. unsub. notes 1.90%, 5/4/20	2,360,000	2,341,416
Vertiv Group Corp. 144A sr. unsec. notes 9.25%, 10/15/24	130,000	129,350
Vertiv Intermediate Holding Corp. 144A sr. unsec. notes 12.00%,
2/15/22 ‡‡	95,000	91,675
Waste Management, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 6/30/20	335,000	343,560
ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.50%, 4/29/22	156,000	155,622
		18,782,823
Communication services (1.4%)
American Tower Corp. sr. unsec. bonds 3.125%, 1/15/27 R	1,620,000	1,552,546
American Tower Corp. sr. unsec. unsub. bonds 3.55%, 7/15/27 R	990,000	974,174
AT&T, Inc. sr. unsec. notes 4.10%, 2/15/28	2,535,000	2,562,967
AT&T, Inc. sr. unsec. unsub. bonds 4.35%, 3/1/29	400,000	408,628
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	765,000	747,547
AT&T, Inc. sr. unsec. unsub. notes 3.40%, 5/15/25	765,000	756,980
Cablevision Systems Corp. sr. unsec. unsub. notes 8.00%, 4/15/20	40,000	41,800
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	125,000	129,063
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24	330,000	344,025
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	760,000	795,150
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	199,000	203,675
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	1,434,000	1,607,518
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	480,000	506,486

34 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.9%)* cont.	amount	Value
Communication services cont.
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 5.375%, 5/1/47	$158,000	$157,429
Comcast Corp. company guaranty sr. unsec. unsub. bonds
4.049%, 11/1/52	334,000	325,422
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.999%, 11/1/49	138,000	134,258
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.969%, 11/1/47	1,144,000	1,103,671
Comcast Corp. company guaranty sr. unsec. unsub. bonds
2.35%, 1/15/27	540,000	504,572
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	110,000	138,970
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.375%, 2/15/25	945,000	962,573
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.15%, 3/1/26	405,000	402,948
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	55,000	56,890
CommScope Finance, LLC 144A sr. notes 5.50%, 3/1/24	65,000	66,481
CommScope Technologies, LLC 144A company guaranty sr. unsec.
notes 6.00%, 6/15/25	195,000	189,579
CommScope Technologies, LLC 144A company guaranty sr. unsec.
unsub. notes 5.00%, 3/15/27	205,000	181,769
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	435,000	425,607
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	530,000	526,808
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	697,000	685,374
Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22 R	135,000	142,266
Crown Castle International Corp. sr. unsec. unsub. bonds
3.70%, 6/15/26 R	670,000	667,155
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	470,000	477,050
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	338,000	361,238
CSC Holdings, LLC 144A sr. unsec. notes 7.75%, 7/15/25	200,000	214,500
CSC Holdings, LLC 144A sr. unsec. unsub. notes 7.50%, 4/1/28	615,000	659,003
CSC Holdings, LLC 144A sr. unsec. unsub. notes 5.125%, 12/15/21	400,000	400,500
Deutsche Telekom International Finance BV company guaranty sr.
unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	435,000	598,407
Digicel Group Two Ltd. 144A company guaranty sr. unsec. notes
6.75%, 3/1/23 (Jamaica)	200,000	127,000
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	715,000	600,600
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27 R	779,000	818,184
Equinix, Inc. sr. unsec. unsub. notes 5.875%, 1/15/26 R	75,000	79,009
Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25	630,000	414,619
Frontier Communications Corp. 144A company guaranty notes
8.50%, 4/1/26	335,000	311,550
Intelsat Connect Finance SA 144A company guaranty sr. unsec.
notes 9.50%, 2/15/23 (Luxembourg)	570,000	504,621
Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Bermuda)	10,000	10,425
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%,
7/15/25 (Bermuda)	495,000	502,425

Dynamic Asset Allocation Balanced Fund 35

	Principal
CORPORATE BONDS AND NOTES (15.9%)* cont.	amount	Value
Communication services cont.
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.625%, 2/1/23	$420,000	$424,725
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 5.15%, 4/30/20	835,000	855,863
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 4.375%, 4/1/21	1,420,000	1,466,909
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	53,000	55,253
Rogers Communications, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 3/15/43 (Canada)	510,000	533,722
SFR Group SA 144A company guaranty sr. notes 7.375%,
5/1/26 (France)	230,000	225,400
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	352,000	338,360
Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20	67,000	69,178
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	318,000	333,105
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	465,000	488,250
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint
Spectrum Co. III, LLC 144A company guaranty sr. notes
3.36%, 9/20/21	656,250	656,054
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	570,000	593,541
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23	50,000	51,375
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	40,000	41,350
T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22	75,000	75,844
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28	230,000	227,988
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
4.50%, 2/1/26	95,000	94,948
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	400,000	499,775
Telefonica Emisiones SA company guaranty sr. unsec. bonds
4.895%, 3/6/48 (Spain)	1,835,000	1,788,104
Verizon Communications, Inc. sr. unsec. unsub. notes
4.40%, 11/1/34	815,000	847,843
Verizon Communications, Inc. sr. unsec. unsub. notes
4.329%, 9/21/28	1,625,000	1,718,497
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	340,000	350,200
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	765,000	780,300
Vodafone Group PLC sr. unsec. unsub. notes 4.375%, 5/30/28
(United Kingdom)	695,000	706,414
Ziggo BV 144A company guaranty sr. notes 5.50%,
1/15/27 (Netherlands)	150,000	148,125
		36,752,585

36 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.9%)* cont.	amount	Value
Conglomerates (0.2%)
Siemens Financieringsmaatschappij NV 144A company guaranty
sr. unsec. notes 2.20%, 3/16/20 (Netherlands)	$4,075,000	$4,057,160
		4,057,160
Consumer cyclicals (1.9%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	540,000	524,648
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	1,555,000	1,565,475
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
notes 6.125%, 5/15/27	110,000	99,413
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 11/15/26	225,000	203,063
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25	95,000	88,806
American Builders & Contractors Supply Co., Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/26	65,000	65,894
American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23	125,000	129,063
Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	908,000	926,939
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.95%, 8/14/28	536,000	550,623
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.40%, 8/13/21	225,000	227,879
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
2.80%, 4/11/26	420,000	402,851
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
2.00%, 4/11/21	1,132,000	1,114,437
Boyd Gaming Corp. company guaranty sr. unsec. notes
6.00%, 8/15/26	105,000	107,625
Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23	110,000	114,263
Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26	75,000	77,625
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)	184,000	184,175
Carriage Services, Inc. 144A sr. unsec. notes 6.625%, 6/1/26	215,000	219,838
CBS Corp. company guaranty sr. unsec. bonds 4.20%, 6/1/29	1,480,000	1,487,789
CBS Corp. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	376,000	351,120
CBS Corp. company guaranty sr. unsec. unsub. notes
4.60%, 1/15/45	463,000	441,614
CBS Corp. company guaranty sr. unsec. unsub. notes
4.00%, 1/15/26	152,000	154,420
CBS Radio, Inc. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24	530,000	527,350
Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22	99,000	100,485
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	53,000	53,890

Dynamic Asset Allocation Balanced Fund 37

	Principal
CORPORATE BONDS AND NOTES (15.9%)* cont.	amount	Value
Consumer cyclicals cont.
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22	$320,000	$326,800
Clear Channel Worldwide Holdings, Inc. 144A company guaranty
sr. unsec. notes 9.25%, 2/15/24	160,000	169,600
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25	550,000	502,425
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25	360,000	346,723
Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23	510,000	512,875
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26	1,680,000	1,636,869
Eldorado Resorts, Inc. company guaranty sr. unsec. notes
6.00%, 9/15/26	40,000	40,600
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23	70,000	73,249
Ford Motor Co. sr. unsec. unsub. notes 4.346%, 12/8/26	1,146,000	1,063,681
Fox Corp. 144A company guaranty sr. unsec. notes 4.03%, 1/25/24	450,000	466,508
Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25	140,000	141,498
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	1,559,000	1,493,370
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25	288,000	286,383
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25	170,000	166,543
Gray Television, Inc. 144A company guaranty sr. unsec. notes
5.875%, 7/15/26	180,000	183,186
Gray Television, Inc. 144A sr. unsec. notes 7.00%, 5/15/27	370,000	393,125
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24	150,000	150,405
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27	1,565,000	1,582,606
Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22	795,000	800,005
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25	420,000	419,441
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26	893,000	943,565
iHeartCommunications, Inc. company guaranty sr. notes 9.00%,
12/15/19 (In default) †	117,000	83,070
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28
(United Kingdom)	370,000	386,650
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	2,416,000	2,512,640
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	55,000	54,725
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds
4.65%, 10/1/28	2,404,000	2,502,725
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R	60,000	57,975
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R	350,000	336,000
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22	495,000	530,888
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21	350,000	360,500

38 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.9%)* cont.	amount	Value
Consumer cyclicals cont.
Jacobs Entertainment, Inc. 144A notes 7.875%, 2/1/24	$95,000	$99,513
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.875%, 12/15/27	135,000	127,238
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.625%, 12/15/25	155,000	147,250
Lear Corp. sr. unsec. unsub. bonds 3.80%, 9/15/27	1,489,000	1,426,733
Lennar Corp. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	55,000	58,369
Lions Gate Capital Holdings, LLC 144A company guaranty sr.
unsec. notes 5.875%, 11/1/24	245,000	252,044
Lions Gate Capital Holdings, LLC 144A sr. unsec. notes
6.375%, 2/1/24	225,000	235,688
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	145,000	145,906
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 3/15/26	190,000	196,175
Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)	150,000	153,000
Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
10/1/25 (Canada)	85,000	82,769
Meredith Corp. company guaranty sr. unsec. notes 6.875%, 2/1/26	335,000	351,750
MGM Resorts International company guaranty sr. unsec. notes
6.75%, 10/1/20	230,000	240,925
MGM Resorts International company guaranty sr. unsec. unsub.
notes 6.625%, 12/15/21	175,000	186,813
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25	480,000	487,800
Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	290,000	294,350
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	140,000	134,575
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	405,000	399,938
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	1,225,000	1,215,009
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	95,000	97,375
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	87,000	88,958
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	170,000	165,325
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	127,000	129,064
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	135,000	132,975
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	110,000	109,450
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	263,000	295,875
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	400,000	412,000
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	195,000	199,379

Dynamic Asset Allocation Balanced Fund 39

	Principal
CORPORATE BONDS AND NOTES (15.9%)* cont.	amount	Value
Consumer cyclicals cont.
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company
guaranty sr. unsec. notes 9.375%, 4/1/27	$65,000	$66,544
Refinitiv US Holdings, Inc. 144A company guaranty sr. notes
6.25%, 5/15/26	325,000	329,469
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21	300,000	300,750
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	490,000	526,874
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
2.95%, 1/22/27	800,000	779,673
Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	165,000	169,112
Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22	420,000	441,357
Scientific Games International, Inc. 144A company guaranty sr.
unsec. notes 8.25%, 3/15/26	330,000	336,815
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	175,000	176,531
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub. notes
6.00%, 7/15/24	140,000	145,075
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	1,470,000	1,470,000
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	320,000	316,416
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 7/31/24	400,000	395,248
Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25	95,000	95,713
Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22	2,000	2,045
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	70,000	70,700
Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	310,000	317,750
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	1,245,000	1,204,911
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	20,000	19,100
Star Merger Sub, Inc. 144A sr. notes 6.875%, 8/15/26	110,000	112,475
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25	205,000	202,566
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	40,000	38,300
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	225,000	226,125
Tribune Media Co. company guaranty sr. unsec. notes
5.875%, 7/15/22	105,000	107,166
TWDC Enterprises 18 Corp. sr. unsec. notes 2.75%, 8/16/21	165,000	165,626
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	260,000	242,125
Viacom, Inc. sr. unsec. unsub. notes 4.50%, 3/1/21	430,000	440,737
Walt Disney Co. (The) 144A company guaranty sr. unsec. bonds
7.75%, 12/1/45	1,425,000	2,271,874
Walt Disney Co. (The) 144A company guaranty sr. unsec. notes
7.75%, 1/20/24	350,000	424,265

40 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.9%)* cont.	amount	Value
Consumer cyclicals cont.
Warner Media, LLC company guaranty sr. unsec. unsub. bonds
3.80%, 2/15/27	$1,250,000	$1,244,914
Warner Media, LLC company guaranty sr. unsec. unsub. bonds
2.95%, 7/15/26	594,000	562,196
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	173,000	166,513
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	325,000	280,020
WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	185,000	188,238
WMG Acquisition Corp. 144A company guaranty sr. unsec. notes
5.50%, 4/15/26	70,000	71,838
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	155,000	150,350
Wyndham Hotels & Resorts, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 4/15/26	190,000	193,325
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	480,000	453,600
		50,816,497
Consumer staples (0.5%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)	295,000	291,313
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)	65,000	65,244
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
sub. notes 4.25%, 5/15/24 (Canada)	205,000	202,950
Albertsons Cos., LLC/Safeway, Inc./New Albertsons LP/
Albertson’s, LLC 144A company guaranty sr. unsec. notes
7.50%, 3/15/26	200,000	205,750
Altria Group, Inc. company guaranty sr. unsec. notes 9.25%, 8/6/19	10,000	10,222
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc.
144A company guaranty sr. unsec. unsub. notes 3.65%, 2/1/26	1,043,000	1,046,080
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 2.50%, 7/15/22	495,000	490,401
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	280,000	277,900
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	130,000	129,188
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	1,200,000	1,158,000
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25	395,000	354,513
CEC Entertainment, Inc. company guaranty sr. unsec. sub. notes
8.00%, 2/15/22	215,000	197,800
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	33,064	35,846
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	305,373	315,291
Diageo Investment Corp. company guaranty sr. unsec. notes
8.00%, 9/15/22	165,000	192,685
Energizer Holdings, Inc. 144A company guaranty sr. unsec. notes
7.75%, 1/15/27	20,000	21,300
Energizer Holdings, Inc. 144A company guaranty sr. unsec. sub.
notes 6.375%, 7/15/26	80,000	82,000
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45	550,000	540,833

Dynamic Asset Allocation Balanced Fund 41

	Principal
CORPORATE BONDS AND NOTES (15.9%)* cont.	amount	Value
Consumer staples cont.
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	$509,000	$652,965
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	462,000	523,006
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23	185,000	138,750
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25	315,000	330,750
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	400,000	402,000
Itron, Inc. 144A company guaranty sr. unsec. notes 5.00%, 1/15/26	310,000	304,963
Keurig Dr Pepper, Inc. 144A company guaranty sr. unsec. notes
4.597%, 5/25/28	1,912,000	1,992,195
Keurig Dr Pepper, Inc. 144A company guaranty sr. unsec. unsub.
notes 4.417%, 5/25/25	307,000	318,129
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26	190,000	191,781
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24	190,000	193,800
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27	140,000	137,550
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	1,285,000	1,302,669
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24	60,000	60,675
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27	340,000	342,550
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	205,000	202,950
Netflix, Inc. 144A sr. unsec. bonds 6.375%, 5/15/29	115,000	124,344
Netflix, Inc. 144A sr. unsec. unsub. bonds 5.875%, 11/15/28	150,000	158,438
Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	365,000	301,125
Walgreens Boots Alliance, Inc. sr. unsec. bonds 3.45%, 6/1/26	80,000	78,292
Walgreens Boots Alliance, Inc. sr. unsec. unsub. notes
3.30%, 11/18/21	505,000	509,374
		13,883,622
Energy (1.6%)
Aker BP ASA 144A sr. unsec. notes 5.875%, 3/31/25 (Norway)	60,000	62,775
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. company
guaranty sr. unsec. notes 7.875%, 12/15/24	145,000	53,650
Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	55,000	55,756
Antero Resources Corp. company guaranty sr. unsec. notes
5.00%, 3/1/25	80,000	78,600
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21	90,000	90,338
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	185,000	185,981
Apache Corp. sr. unsec. unsub. notes 3.25%, 4/15/22	200,000	200,158
Apergy Corp. company guaranty sr. unsec. notes 6.375%, 5/1/26	295,000	298,688
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	198,000	216,869

42 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.9%)* cont.	amount	Value
Energy cont.
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 7.00%, 11/1/26	$135,000	$129,769
Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.625%, 6/1/24 (Canada)	110,000	102,163
BP Capital Markets America, Inc. company guaranty sr. unsec.
notes 3.119%, 5/4/26	695,000	693,424
BP Capital Markets America, Inc. company guaranty sr. unsec.
unsub. notes 3.937%, 9/21/28	77,000	80,671
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
3.279%, 9/19/27 (United Kingdom)	875,000	871,048
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
2.315%, 2/13/20 (United Kingdom)	310,000	308,681
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
1.768%, 9/19/19 (United Kingdom)	535,000	532,872
California Resources Corp. company guaranty sr. unsec. sub. notes
5.00%, 1/15/20	165,000	155,100
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	160,000	125,648
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	190,000	211,613
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	465,000	505,688
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	810,000	849,488
Chesapeake Energy Corp. company guaranty sr. unsec. notes
8.00%, 6/15/27	90,000	88,650
Chesapeake Energy Corp. company guaranty sr. unsec. notes
8.00%, 1/15/25	180,000	183,600
Chesapeake Energy Corp. company guaranty sr. unsec. notes
5.75%, 3/15/23	40,000	39,100
Chevron Corp. sr. unsec. unsub. notes 2.10%, 5/16/21	116,000	115,168
Chevron Corp. sr. unsec. unsub. notes 1.561%, 5/16/19	1,110,000	1,108,409
Comstock Resources Inc. 144A company guaranty sr. unsec. notes
9.75%, 8/15/26	330,000	303,600
Concho Resources, Inc. company guaranty sr. unsec. notes
3.75%, 10/1/27	1,239,000	1,228,887
Continental Resources, Inc. company guaranty sr. unsec. bonds
4.90%, 6/1/44	170,000	172,795
Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5.00%, 9/15/22	40,000	40,285
Covey Park Energy, LLC/Covey Park Finance Corp. 144A company
guaranty sr. unsec. notes 7.50%, 5/15/25	355,000	328,375
DCP Midstream Operating LP company guaranty sr. unsec. unsub.
notes 5.375%, 7/15/25	120,000	125,100
DCP Midstream Operating LP 144A company guaranty sr. unsec.
unsub. bonds 6.75%, 9/15/37	270,000	278,100
Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	212,000	206,170
Denbury Resources, Inc. 144A notes 7.50%, 2/15/24	90,000	76,838
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	370,000	386,188

Dynamic Asset Allocation Balanced Fund 43

	Principal
CORPORATE BONDS AND NOTES (15.9%)* cont.	amount	Value
Energy cont.
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 11/1/24	$100,000	$102,230
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	365,000	382,338
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 5.50%, 1/30/26	125,000	128,125
Energy Transfer Partners LP company guaranty sr. unsec. notes
5.875%, 1/15/24	1,484,000	1,619,871
Energy Transfer Partners LP company guaranty sr. unsec. notes
5.50%, 6/1/27	105,000	113,760
Energy Transfer Partners LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	1,515,000	1,440,235
Energy Transfer Partners LP sr. unsec. unsub. bonds
6.125%, 12/15/45	185,000	201,191
Energy Transfer Partners LP sr. unsec. unsub. notes 5.20%, 2/1/22	480,000	504,478
Ensco PLC sr. unsec. notes 7.75%, 2/1/26 (United Kingdom)	180,000	151,875
EOG Resources, Inc. sr. unsec. unsub. notes 4.15%, 1/15/26	105,000	111,161
EOG Resources, Inc. sr. unsec. unsub. notes 2.625%, 3/15/23	915,000	908,355
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 9.375%, 5/1/24	209,000	74,195
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 7.75%, 5/15/26	170,000	138,125
EQT Corp. sr. unsec. unsub. notes 3.90%, 10/1/27	800,000	748,256
Equinor ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	235,000	277,115
Exxon Mobil Corp. sr. unsec. unsub. notes 2.222%, 3/1/21	2,830,000	2,817,152
Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	175,000	204,103
Hess Infrastructure Partners LP/Hess Infrastructure Partners
Finance Corp. 144A sr. unsec. notes 5.625%, 2/15/26	420,000	427,350
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	440,000	455,400
Indigo Natural Resources, LLC 144A sr. unsec. notes
6.875%, 2/15/26	270,000	238,950
Jagged Peak Energy, LLC company guaranty sr. unsec. notes
5.875%, 5/1/26	145,000	143,775
Lukoil International Finance BV 144A company guaranty sr. unsec.
notes 4.563%, 4/24/23 (Russia)	200,000	203,500
Marathon Petroleum Corp. sr. unsec. unsub. notes 6.50%, 3/1/41	170,000	207,141
MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	40,000	37,300
MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.375%, 1/30/23 (Canada)	95,000	87,875
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	145,000	142,851
Motiva Enterprises, LLC 144A sr. unsec. notes 5.75%, 1/15/20	214,000	217,696
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.75%, 2/1/25	350,000	313,681
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.50%, 1/15/23	35,000	33,408
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	185,000	197,488
Nine Energy Service, Inc. 144A sr. unsec. notes 8.75%, 11/1/23	110,000	113,575

44 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.9%)* cont.	amount	Value
Energy cont.
Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 7.75%, 1/15/24	$105,000	$94,537
Noble Holding International, Ltd. 144A company guaranty sr.
unsec. notes 7.875%, 2/1/26	140,000	129,850
Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	55,000	55,000
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	152,000	153,520
Oasis Petroleum, Inc. 144A sr. unsec. notes 6.25%, 5/1/26	215,000	204,788
Occidental Petroleum Corp. sr. unsec. unsub. bonds
4.40%, 4/15/46	1,095,000	1,160,161
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	200,000	205,650
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	1,017,000	1,119,056
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	2,177,000	2,332,111
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	826,000	873,495
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.999%, 1/27/28 (Brazil)	380,000	385,320
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.299%, 1/27/25 (Brazil)	114,000	115,710
Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5.375%, 4/12/27 (Venezuela) (In default) †	3,000	630
Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela) (In default) †	575,000	127,938
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.375%, 1/23/45 (Mexico)	559,000	500,985
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5.50%, 1/21/21 (Mexico)	1,250,000	1,275,143
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.875%, 1/18/24 (Mexico)	220,000	216,588
Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.125%, 1/15/26 (Canada)	295,000	292,511
Range Resources Corp. company guaranty sr. unsec. sub. notes
5.75%, 6/1/21	225,000	228,375
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	57,000	59,382
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 11/15/23	35,000	32,869
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 7/15/22	140,000	138,425
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	525,000	528,689
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	155,000	170,815
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	470,000	498,396
SESI, LLC company guaranty sr. unsec. notes 7.75%, 9/15/24	215,000	177,913
SESI, LLC company guaranty sr. unsec. unsub. notes
7.125%, 12/15/21	125,000	112,031
Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22 F	65,000	7

Dynamic Asset Allocation Balanced Fund 45

	Principal
CORPORATE BONDS AND NOTES (15.9%)* cont.	amount	Value
Energy cont.
Seventy Seven Operating, LLC escrow company guaranty sr.
unsec. unsub. notes 6.625%, 11/15/19 F	$130,000	$13
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.875%, 5/10/26 (Netherlands)	1,240,000	1,234,872
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.125%, 5/11/20 (Netherlands)	1,590,000	1,580,853
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	85,000	80,750
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	100,000	92,500
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	140,000	134,225
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	124,000	124,000
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	425,000	417,986
Statoil ASA company guaranty sr. unsec. unsub. notes 2.90%,
11/8/20 (Norway)	710,000	713,954
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.50%, 1/15/28	190,000	190,530
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	730,000	719,963
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. notes 6.875%, 1/15/29	70,000	76,038
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. notes 6.50%, 7/15/27	110,000	118,663
Total Capital International SA company guaranty sr. unsec. unsub.
notes 2.75%, 6/19/21 (France)	414,000	414,944
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	640,000	598,400
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%,
8/1/25 (Cayman Islands)	160,650	162,859
Transocean Poseidon, Ltd. 144A company guaranty sr. notes
6.875%, 2/1/27	80,000	83,200
Transocean, Inc. company guaranty sr. unsec. unsub. bonds
7.50%, 4/15/31	115,000	98,325
Transocean, Inc. 144A company guaranty sr. unsec. notes
9.00%, 7/15/23	9,000	9,596
USA Compression Partners LP/USA Compression Finance Corp.
company guaranty sr. unsec. notes 6.875%, 4/1/26	195,000	200,119
USA Compression Partners LP/USA Compression Finance Corp.
144A sr. unsec. notes 6.875%, 9/1/27	65,000	66,056
Vermilion Energy, Inc. 144A company guaranty sr. unsec. notes
5.625%, 3/15/25 (Canada)	125,000	121,250
Weatherford International, Ltd. company guaranty sr. unsec. sub.
notes 9.875%, 2/15/24	196,000	141,120
Weatherford International, Ltd. company guaranty sr. unsec.
unsub. notes 8.25%, 6/15/23	55,000	38,913
Whiting Petroleum Corp. sr. unsec. notes 6.625%, 1/15/26	200,000	196,000
Williams Cos., Inc. (The) sr. unsec. unsub. notes 8.75%, 3/15/32	230,000	320,041
Williams Cos., Inc. (The) sr. unsec. unsub. notes 7.75%, 6/15/31	7,000	8,913
Williams Partners LP sr. unsec. sub. notes 4.30%, 3/4/24	779,000	809,989
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	155,000	174,375
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26	160,000	162,400
WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	58,000	60,175
		43,573,717

46 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.9%)* cont.	amount	Value
Financials (5.1%)
ABN AMRO Bank NV 144A sr. unsec. notes 2.45%,
6/4/20 (Netherlands)	$830,000	$826,618
AIG Global Funding 144A sr. notes 2.15%, 7/2/20	660,000	654,823
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	1,040,000	1,046,912
Air Lease Corp. sr. unsec. unsub. notes 3.625%, 4/1/27	1,630,000	1,533,750
Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22	130,000	131,463
Alliant Holdings Intermediate, LLC 144A sr. unsec. notes
8.25%, 8/1/23	115,000	117,875
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	337,000	418,301
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8.00%, 3/15/20	70,000	73,150
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	810,000	862,739
American Express Co. sr. unsec. bonds 8.125%, 5/20/19	865,000	871,073
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	414,000	497,835
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr.
unsec. notes 2.875%, 1/25/22 (United Kingdom)	1,735,000	1,725,603
Australia & New Zealand Banking Group, Ltd. sr. unsec. notes
Ser. MTN, 2.125%, 8/19/20 (Australia)	1,105,000	1,096,667
Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	200,000	211,750
AXA SA 144A jr. unsec. sub. FRN 6.379%, perpetual
maturity (France)	370,000	395,900
Banco Santander SA sr. unsec. unsub. notes 4.379%,
4/12/28 (Spain)	600,000	604,676
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	600,000	632,429
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	478,000	504,888
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	60,000	65,102
Bank of America Corp. sr. unsec. notes Ser. MTN, 3.499%, 5/17/22	970,000	981,356
Bank of America Corp. sr. unsec. unsub. bonds Ser. MTN,
3.248%, 10/21/27	2,720,000	2,663,001
Bank of America Corp. sr. unsec. unsub. notes Ser. MTN,
2.151%, 11/9/20	295,000	292,121
Bank of America Corp. unsec. sub. FRN (BBA LIBOR USD 3 Month
+ 0.76%), 3.371%, 9/15/26	125,000	116,769
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	1,722,000	2,038,083
Bank of Montreal sr. unsec. unsub. notes Ser. D, 3.10%,
4/13/21 (Canada)	775,000	781,870
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	125,000	120,875
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.70%,
3/7/22 (Canada)	210,000	210,088
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.35%,
10/21/20 (Canada)	1,070,000	1,064,430
Banque Federative du Credit Mutuel SA 144A sr. unsec. unsub.
notes 2.20%, 7/20/20 (France)	1,250,000	1,238,984

Dynamic Asset Allocation Balanced Fund 47

	Principal
CORPORATE BONDS AND NOTES (15.9%)* cont.	amount	Value
Financials cont.
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	$190,000	$201,150
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 4.25%, 1/15/21	1,318,000	1,360,212
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	330,000	337,797
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	310,000	323,482
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	1,290,000	1,297,147
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	390,000	417,307
Cantor Fitzgerald LP 144A unsec. bonds 7.875%, 10/15/19	395,000	404,618
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	531,000	568,982
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	215,000	218,629
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	240,000	257,376
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	370,000	389,116
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	63,000	66,071
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	1,600,000	1,702,480
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	68,000	70,805
Citibank NA sr. unsec. notes Ser. BKNT, 3.05%, 5/1/20	640,000	642,124
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	580,000	577,502
Citigroup, Inc. sr. unsec. notes 2.65%, 10/26/20	1,205,000	1,201,988
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	3,360,000	3,412,027
Citigroup, Inc. sr. unsec. unsub. notes 2.90%, 12/8/21	588,000	587,844
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	445,000	461,078
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	520,000	534,267
Citigroup, Inc. unsec. sub. notes 4.60%, 3/9/26	400,000	417,839
Citizens Bank NA/Providence RI sr. unsec. notes 2.25%, 3/2/20	1,450,000	1,443,243
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	240,000	248,400
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%,
9/19/27 (Australia)	1,285,000	1,264,685
Commonwealth Bank of Australia 144A sr. unsec. notes 2.25%,
3/10/20 (Australia)	1,530,000	1,523,249
Commonwealth Bank of Australia 144A unsec. notes 2.20%,
11/9/20 (Australia)	1,690,000	1,672,582
Cooperatieve Rabobank UA company guaranty sr. unsec. unsub.
bonds Ser. MTN, 5.25%, 5/24/41 (Netherlands)	760,000	918,336
Credit Acceptance Corp. company guaranty sr. unsec. notes
7.375%, 3/15/23	70,000	72,713
Credit Acceptance Corp. 144A company guaranty sr. unsec. notes
6.625%, 3/15/26	110,000	111,826
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	560,000	540,494
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	631,000	629,423
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%,
1/12/29 (Switzerland)	955,000	936,063
Danske Bank A/S 144A sr. unsec. notes 2.70%, 3/2/22 (Denmark)	1,620,000	1,577,311
Digital Realty Trust LP company guaranty sr. unsec. bonds
4.45%, 7/15/28 R	1,140,000	1,190,190
Digital Realty Trust LP company guaranty sr. unsec. notes
3.40%, 10/1/20 R	605,000	609,294

48 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.9%)* cont.	amount	Value
Financials cont.
DNB Bank ASA 144A sr. unsec. notes 2.125%, 10/2/20 (Norway)	$550,000	$544,866
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	125,000	157,500
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	220,000	218,533
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%,
4/17/28 (Canada)	2,055,000	2,047,806
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	245,000	252,816
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	151,000	144,583
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	445,000	468,476
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25	195,000	173,063
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	185,000	164,188
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
notes 5.25%, 6/1/25	195,000	204,019
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26	125,000	130,613
goeasy, Ltd. 144A company guaranty sr. unsec. notes 7.875%,
11/1/22 (Canada)	165,000	173,250
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	1,840,000	1,880,479
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	2,755,000	2,765,749
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 12/27/20	2,580,000	2,565,797
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.55%, 10/23/19	1,015,000	1,013,488
Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	164,000	199,716
Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 5.125%, 4/15/22	205,000	218,684
Hospitality Properties Trust sr. unsec. notes 4.375%, 2/15/30 R	1,047,000	969,385
Hospitality Properties Trust sr. unsec. unsub. notes
4.50%, 3/15/25 R	55,000	54,620
HSBC Bank USA NA/New York NY unsec. sub. notes Ser. BKNT,
5.625%, 8/15/35 (United Kingdom)	250,000	287,601
HSBC USA, Inc. sr. unsec. unsub. notes 3.50%, 6/23/24	290,000	293,673
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	255,000	252,450
Huntington Bancshares, Inc. unsec. notes 4.35%, 2/4/23	745,000	769,323
Huntington National Bank (The) sr. unsec. notes 2.715%, 3/10/20	785,000	782,275
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24	150,000	156,375
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22	145,000	148,748
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20	67,000	67,637
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22	127,000	128,588
ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	2,130,000	2,291,742
International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22	110,000	118,250
iStar, Inc. sr. unsec. notes 6.00%, 4/1/22 R	95,000	95,356
iStar, Inc. sr. unsec. unsub. notes 5.25%, 9/15/22 R	100,000	98,125
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	278,000	291,900

Dynamic Asset Allocation Balanced Fund 49

	Principal
CORPORATE BONDS AND NOTES (15.9%)* cont.	amount	Value
Financials cont.
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.30%,
perpetual maturity	$1,305,000	$1,318,703
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	3,028,000	2,952,104
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	3,080,000	3,060,327
JPMorgan Chase Bank NA sr. unsec. FRN Ser. BKNT,
3.086%, 4/26/21	3,045,000	3,052,019
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec.
unsub. bonds 5.125%, 6/1/44	340,000	347,493
KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6.375%, 9/29/20	725,000	759,445
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
bonds 7.80%, 3/15/37	621,000	711,045
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26
(United Kingdom)	445,000	450,178
Lloyds Banking Group PLC unsec. sub. notes 4.50%, 11/4/24
(United Kingdom)	470,000	477,596
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25	340,000	344,352
Macquarie Bank, Ltd. 144A sr. unsec. notes 2.85%,
7/29/20 (Australia)	595,000	595,300
Macquarie Group Ltd. 144A sr. unsec. notes 7.625%,
8/13/19 (Australia)	1,215,000	1,236,354
Manufacturers & Traders Trust Co. sr. unsec. notes Ser. BKNT,
2.05%, 8/17/20	1,155,000	1,145,542
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	300,000	366,000
MetLife, Inc. sr. unsec. unsub. notes 4.75%, 2/8/21	140,000	145,068
Metropolitan Life Global Funding I 144A notes 1.55%, 9/13/19	378,000	376,023
Metropolitan Life Global Funding I 144A sr. notes 3.00%, 1/10/23	130,000	130,893
Metropolitan Life Global Funding I 144A sr. notes 1.75%, 9/19/19	644,500	642,528
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 5.625%, 5/1/24 R	95,000	98,800
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 4.50%, 1/15/28 R	90,000	84,600
Mid-America Apartments LP sr. unsec. notes 4.30%, 10/15/23 R	300,000	312,480
Mitsubishi UFJ Financial Group, Inc. sr. unsec. notes 3.535%,
7/26/21 (Japan)	1,260,000	1,277,083
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%,
3/1/26 (Japan)	575,000	594,920
Morgan Stanley sr. unsec. unsub. notes 4.375%, 1/22/47	965,000	994,702
Morgan Stanley sr. unsec. unsub. notes 3.625%, 1/20/27	3,065,000	3,072,162
Morgan Stanley sr. unsec. unsub. notes 2.65%, 1/27/20	1,050,000	1,048,825
National Australia Bank, Ltd. 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.69%), 3.291%, 12/9/19 (Australia)	1,570,000	1,576,143
National Australia Bank, Ltd., NY sr. unsec. notes 2.80%,
1/10/22 (Australia)	450,000	449,585
National Australia Bank, Ltd., NY sr. unsec. notes Ser. MTN, 2.125%,
5/22/20 (Australia)	1,565,000	1,555,227
National Australia Bank, Ltd./New York sr. unsec. notes 2.50%,
1/12/21 (Australia)	810,000	805,879
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 9.125%, 7/15/26	65,000	66,056

50 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.9%)* cont.	amount	Value
Financials cont.
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 8.125%, 7/15/23	$200,000	$206,000
Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21	270,000	270,000
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	405,000	363,406
Nordea Bank AB 144A sr. unsec. notes 2.50%, 9/17/20 (Finland)	1,300,000	1,294,122
Nordea Bank AB 144A sr. unsec. unsub. notes 2.25%,
5/27/21 (Finland)	815,000	803,603
OneAmerica Financial Partners, Inc. 144A sr. unsec. notes
7.00%, 10/15/33	520,000	634,788
Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976%, 2/15/25	995,000	1,008,882
PNC Bank NA sr. unsec. notes Ser. BKNT, 2.00%, 5/19/20	700,000	694,891
Protective Life Global Funding 144A notes 2.262%, 4/8/20	665,000	661,468
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25	285,000	259,350
Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	117,000	121,973
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	360,000	363,600
Regions Financial Corp. sr. unsec. unsub. notes 2.75%, 8/14/22	800,000	793,646
Royal Bank of Canada sr. unsec. notes Ser. GMTN, 2.125%,
3/2/20 (Canada)	1,575,000	1,567,096
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	615,000	652,002
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)	202,000	205,788
Royal Bank of Scotland Group PLC sr. unsec. unsub. FRB 4.892%,
5/18/29 (United Kingdom)	565,000	584,023
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%,
9/15/25 (United Kingdom)	635,000	634,474
Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23
(United Kingdom)	685,000	700,919
Skandinaviska Enskilda Banken AB sr. unsec. notes 2.30%,
3/11/20 (Sweden)	5,355,000	5,335,465
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
7.125%, 3/15/26	105,000	106,903
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.875%, 3/15/25	210,000	216,563
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R	255,000	253,725
Svenska Handelsbanken AB company guaranty sr. unsec. notes
1.95%, 9/8/20 (Sweden)	1,370,000	1,354,611
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4.25%, 12/6/42	385,000	396,910
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
11.125%, 4/1/23	220,000	206,800
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	1,051,000	1,037,360
Travelport Corporate Finance PLC 144A company guaranty sr.
notes 6.00%, 3/15/26 (United Kingdom)	290,000	313,200
U.S. Bank NA sr. unsec. notes Ser. BKNT, 3.15%, 4/26/21	2,085,000	2,107,214

Dynamic Asset Allocation Balanced Fund 51

		Principal
CORPORATE BONDS AND NOTES (15.9%)* cont.		amount	Value
Financials cont.
UBS AG/London 144A sr. unsec. notes 2.20%, 6/8/20
(United Kingdom)		$1,500,000	$1,491,572
UBS Group Funding (Switzerland) AG 144A company guaranty sr.
unsec. unsub. notes 2.65%, 2/1/22 (Switzerland)		2,320,000	2,299,204
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 4.125%, 4/15/26 (Switzerland)		595,000	612,247
UBS Group Funding Switzerland AG company guaranty jr. unsec.
sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)		581,000	582,147
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25		235,000	228,244
VEREIT Operating Partnership LP company guaranty sr. unsec.
unsub. bonds 4.875%, 6/1/26 R		195,000	202,768
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)		700,000	721,875
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity		455,000	484,575
Wells Fargo & Co. sr. unsec. notes Ser. GMTN, 2.60%, 7/22/20		2,145,000	2,141,740
Westpac Banking Corp. sr. unsec. unsub. notes 4.875%,
11/19/19 (Australia)		485,000	491,661
Westpac Banking Corp. sr. unsec. unsub. notes 2.15%,
3/6/20 (Australia)		3,115,000	3,098,704
Westpac Banking Corp. sr. unsec. unsub. notes 2.00%,
8/19/21 (Australia)		550,000	539,504
WeWork Cos, Inc. 144A company guaranty sr. unsec. notes
7.875%, 5/1/25		405,000	372,600
WP Carey, Inc. sr. unsec. unsub. notes 4.60%, 4/1/24 R		210,000	218,118
			136,777,628
Health care (1.4%)
AbbVie, Inc. sr. unsec. notes 3.60%, 5/14/25		296,000	296,663
AbbVie, Inc. sr. unsec. notes 2.50%, 5/14/20		945,000	942,211
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23		410,000	348,500
Allergan Funding SCS company guaranty sr. unsec. notes 3.45%,
3/15/22 (Luxembourg)		236,000	238,125
Allergan Funding SCS company guaranty sr. unsec. unsub. notes
3.80%, 3/15/25 (Luxembourg)		640,000	648,343
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51		552,000	555,178
Amgen, Inc. sr. unsec. notes 3.45%, 10/1/20		730,000	737,588
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26		794,000	751,096
ASP AMC Merger Sub, Inc. 144A sr. unsec. notes 8.00%, 5/15/25		260,000	117,000
Bausch Health Americas, Inc. 144A company guaranty sr. unsec.
notes 9.25%, 4/1/26		240,000	262,632
Bausch Health Americas, Inc. 144A sr. unsec. notes 8.50%, 1/31/27		265,000	280,900
Bausch Health Cos, Inc. 144A sr. notes 5.75%, 8/15/27		85,000	87,151
Bausch Health Cos., Inc. company guaranty sr. unsec. notes
Ser. REGS, 4.50%, 5/15/23	EUR	235,000	265,884
Bausch Health Cos., Inc. 144A company guaranty sr. notes
5.50%, 11/1/25		$70,000	71,488
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
9.00%, 12/15/25		195,000	211,829
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/15/25		310,000	306,900

52 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.9%)* cont.	amount	Value
Health care cont.
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
5.875%, 5/15/23	$114,000	$115,425
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
7.00%, 3/15/24	265,000	280,370
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
6.50%, 3/15/22	90,000	93,150
Becton Dickinson and Co. (BD) sr. unsec. unsub. bonds
4.669%, 6/6/47	1,406,000	1,472,481
Becton Dickinson and Co. (BD) sr. unsec. unsub. bonds
3.70%, 6/6/27	1,207,000	1,202,357
Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22	975,000	990,317
Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24	230,000	240,994
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	155,000	157,713
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26	105,000	109,594
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23	925,000	870,333
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22	440,000	292,600
CHS/Community Health Systems, Inc. 144A company guaranty sr.
notes 8.00%, 3/15/26	115,000	110,400
CHS/Community Health Systems, Inc. 144A company guaranty
sub. notes 8.125%, 6/30/24	195,000	145,334
Cigna Corp. 144A sr. unsub. notes 3.75%, 7/15/23	1,463,000	1,500,019
Cigna Holding Co. sr. unsec. unsub. notes 4.50%, 3/15/21	490,000	502,988
CVS Health Corp. sr. unsec. notes 4.75%, 12/1/22	610,000	641,600
CVS Health Corp. sr. unsec. unsub. bonds 5.05%, 3/25/48	1,071,000	1,078,931
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	2,299,000	2,276,683
Elanco Animal Health, Inc. 144A sr. unsec. notes 4.90%, 8/28/28	2,468,000	2,620,112
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. notes 6.00%, 2/1/25 (Ireland)	285,000	206,135
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	210,000	225,008
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	315,000	334,892
HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	235,000	249,145
HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22	34,000	37,485
Hologic, Inc. 144A company guaranty sr. unsec. notes
4.375%, 10/15/25	120,000	119,376
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	155,000	157,906
Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sub.
notes 12.50%, 11/1/21	125,000	135,313
Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	105,000	81,900
Merck & Co., Inc. sr. unsec. notes 2.90%, 3/7/24	330,000	334,346
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	865,000	856,343
Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	125,000	129,764
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25	50,000	49,438

Dynamic Asset Allocation Balanced Fund 53

	Principal
CORPORATE BONDS AND NOTES (15.9%)* cont.	amount	Value
Health care cont.
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds
4.00%, 11/20/45	$1,430,000	$1,486,165
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.50%, 4/1/27 R	880,000	880,000
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R	354,000	367,594
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 6.625%, 5/15/22	170,000	161,330
Par Pharmaceutical, Inc. 144A company guaranty sr. notes
7.50%, 4/1/27	225,000	228,094
Pfizer, Inc. sr. unsec. unsub. notes 3.00%, 12/15/26	670,000	670,680
Pfizer, Inc. sr. unsec. unsub. notes 1.95%, 6/3/21	478,000	472,420
Pfizer, Inc. sr. unsec. unsub. notes 1.70%, 12/15/19	1,315,000	1,304,081
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds
4.00%, 11/28/44 (Switzerland)	1,210,000	1,297,811
Service Corp. International sr. unsec. notes 5.375%, 1/15/22	123,000	124,169
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	310,000	308,062
Service Corp. International sr. unsec. unsub. notes 5.375%, 5/15/24	345,000	354,056
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 3.20%, 9/23/26 (Ireland)	830,000	800,651
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 2.875%, 9/23/23 (Ireland)	675,000	666,148
Sotera Health Holdings, LLC 144A sr. unsec. notes 6.50%, 5/15/23	90,000	90,675
Tenet Healthcare Corp. company guaranty sr. notes
4.625%, 7/15/24	140,000	140,217
Tenet Healthcare Corp. company guaranty sr. sub. notes
6.00%, 10/1/20	130,000	134,713
Tenet Healthcare Corp. sr. unsec. notes 8.125%, 4/1/22	140,000	150,619
Tenet Healthcare Corp. 144A company guaranty notes
6.25%, 2/1/27	110,000	114,186
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)	295,000	297,393
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.00%, 4/15/24 (Israel)	200,000	200,667
UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.70%, 2/15/21	640,000	661,565
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42	550,000	551,802
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	1,625,000	1,700,630
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.375%, 11/15/21	682,000	692,551
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23	545,000	544,899
WellCare Health Plans, Inc. sr. unsec. notes 5.25%, 4/1/25	125,000	129,375
WellCare Health Plans, Inc. 144A sr. unsec. notes 5.375%, 8/15/26	85,000	88,931
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	730,000	744,844
		39,104,268
Technology (1.4%)
Alphabet, Inc. sr. unsec. notes 3.625%, 5/19/21	2,056,000	2,108,063
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	670,000	632,144
Analog Devices, Inc. sr. unsec. unsub. notes 2.85%, 3/12/20	1,125,000	1,125,362
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	1,680,000	1,792,089
Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	335,000	345,922
Apple, Inc. sr. unsec. notes 2.85%, 5/6/21	126,000	126,830

54 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.9%)* cont.	amount	Value
Technology cont.
Apple, Inc. sr. unsec. notes 2.10%, 5/6/19	$2,865,000	$2,863,484
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	493,000	536,661
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	600,000	609,763
Apple, Inc. sr. unsec. unsub. notes 2.00%, 5/6/20	792,000	788,207
Avaya, Inc. 144A escrow notes 7.00%, 4/1/20 F	223,000	—
Banff Merger Sub, Inc. 144A sr. unsec. notes 9.75%, 9/1/26	395,000	383,150
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	967,000	923,799
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.50%, 1/15/28	1,550,000	1,424,158
Cisco Systems, Inc. sr. unsec. unsub. notes 2.50%, 9/20/26	660,000	642,484
Cisco Systems, Inc. sr. unsec. unsub. notes 2.20%, 2/28/21	428,000	425,168
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. notes 6.02%, 6/15/26	1,764,000	1,897,272
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	250,000	265,088
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	222,000	267,946
Fidelity National Information Services, Inc. sr. unsec. notes
3.00%, 8/15/26	148,000	141,791
Fidelity National Information Services, Inc. sr. unsec. sub. notes
Ser. 10Y, 4.25%, 5/15/28	457,000	469,865
First Data Corp. 144A notes 5.75%, 1/15/24	385,000	395,876
First Data Corp. 144A sr. notes 5.375%, 8/15/23	160,000	163,400
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	1,115,000	1,148,518
Google, LLC sr. unsec. notes 3.375%, 2/25/24	720,000	748,628
IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22	850,000	825,183
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	76,000	67,707
Infor Software Parent, LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21 ‡‡	475,000	474,549
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	250,000	253,438
Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	561,000	698,380
Microchip Technology, Inc. 144A company guaranty sr. notes
4.333%, 6/1/23	1,415,000	1,437,479
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	2,165,000	2,098,950
Microsoft Corp. sr. unsec. unsub. notes 5.30%, 2/8/41	85,000	105,490
Microsoft Corp. sr. unsec. unsub. notes 4.20%, 6/1/19	555,000	556,398
Microsoft Corp. sr. unsec. unsub. notes 3.70%, 8/8/46	373,000	380,615
Microsoft Corp. sr. unsec. unsub. notes 2.40%, 2/6/22	294,000	293,579
Microsoft Corp. sr. unsec. unsub. notes 1.55%, 8/8/21	2,030,000	1,981,509
Oracle Corp. sr. unsec. notes 2.50%, 5/15/22	210,000	209,256
Oracle Corp. sr. unsec. unsub. notes 5.375%, 7/15/40	215,000	254,661
Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	1,255,000	1,214,036
Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	485,000	482,453
Oracle Corp. sr. unsec. unsub. notes 2.25%, 10/8/19	2,295,000	2,290,105
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	165,000	165,825
Qorvo, Inc. 144A sr. unsec. notes 5.50%, 7/15/26	175,000	180,705
Salesforce.com, Inc. sr. unsec. unsub. notes 3.70%, 4/11/28	1,310,000	1,371,224

Dynamic Asset Allocation Balanced Fund 55

	Principal
CORPORATE BONDS AND NOTES (15.9%)* cont.	amount	Value
Technology cont.
Solera, LLC /Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	$125,000	$135,490
SS&C Technologies, Inc. 144A company guaranty sr. unsec. notes
5.50%, 9/30/27	155,000	156,550
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	455,000	458,413
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25	415,000	398,919
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	270,000	259,559
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	1,465,000	1,399,075
		38,375,216
Transportation (0.1%)
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	480,000	473,806
Delta Air Lines, Inc. sr. notes Ser. A, 7.75%, 12/17/19	108,084	111,080
FedEx Corp. company guaranty sr. unsec. unsub. notes
2.625%, 8/1/22	95,000	94,006
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	254,000	243,087
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
notes 3.90%, 2/1/24	450,000	453,839
United Airlines, Inc. Pass-Through Trust pass-through certificates
Ser. 07-1, Class A, 6.636%, 7/2/22	72,828	76,416
United Airlines, Inc. Pass-Through Trust pass-through certificates
Ser. 14-2, Class A, 3.75%, 9/3/26	272,490	274,178
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	345,000	346,725
		2,073,137
Utilities and power (0.7%)
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.50%, 4/15/25	830,000	861,125
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.125%, 9/1/27	105,000	109,220
AES Corp./Virginia (The) sr. unsec. unsub. notes 4.875%, 5/15/23	44,000	44,550
AES Corp./Virginia (The) sr. unsec. unsub. notes 4.50%, 3/15/23	105,000	106,050
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J,
4.30%, 12/1/28	1,130,000	1,199,074
American Transmission Systems, Inc. 144A sr. unsec. unsub. bonds
5.00%, 9/1/44	870,000	951,182
Arizona Public Services Co. sr. unsec. notes 4.50%, 4/1/42	80,000	84,364
Berkshire Hathaway Energy Co. sr. unsec. bonds 3.80%, 7/15/48	735,000	702,139
Berkshire Hathaway Energy Co. sr. unsec. unsub. bonds
6.125%, 4/1/36	152,000	190,909
Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	190,000	189,050
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	145,000	144,275
Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	24,000	24,540
Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	50,000	54,778
Commonwealth Edison Co. 1st mtge. bonds 5.90%, 3/15/36	133,000	162,766
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	275,000	281,965

56 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.9%)* cont.	amount	Value
Utilities and power cont.
Consolidated Edison, Inc. sr. unsec. unsub. notes Ser. A,
2.00%, 3/15/20	$630,000	$624,623
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	980,000	961,224
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	860,000	892,788
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	65,000	85,532
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	830,000	865,376
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. bonds 4.25%, 2/15/48	1,525,000	1,486,296
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. B, 3.90%, 7/15/27	6,000	6,087
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. C, 4.85%, 7/15/47	9,000	9,652
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45%, 7/15/44	1,190,000	1,344,223
GenOn Energy, Inc./NRG Americas, Inc. company guaranty sub.
FRN (BBA LIBOR USD 6 Month + 6.50%), 9.392%, 12/1/23	22,113	21,947
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	245,000	246,250
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	123,000	130,123
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	599,000	604,139
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	300,000	303,436
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.15%, 1/15/23	1,374,000	1,376,644
Kinder Morgan, Inc./DE company guaranty sr. unsec. notes
Ser. GMTN, 7.75%, 1/15/32	107,000	139,659
MidAmerican Funding, LLC sr. bonds 6.927%, 3/1/29	400,000	508,359
NextEra Energy Capital Holdings, Inc. company guaranty jr. unsec.
sub. FRB 4.80%, 12/1/77	450,000	402,750
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	175,000	192,500
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	265,000	285,206
NRG Energy, Inc. company guaranty sr. unsec. notes
5.75%, 1/15/28	95,000	100,700
NSTAR Electric Co. sr. unsec. unsub. notes 2.375%,
10/15/22 (Canada)	450,000	444,701
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	175,000	211,440
Oncor Electric Delivery Co., LLC sr. notes 4.10%, 6/1/22	170,000	176,726
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	760,000	763,101
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.20%, 6/15/22	370,000	379,962
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.40%, 6/1/23	20,000	20,087
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	160,000	194,291
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/20 F	64,000	256
Vistra Energy Corp. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24	49,000	51,818
Vistra Energy Corp. 144A company guaranty sr. unsec. notes
8.125%, 1/30/26	135,000	147,150

Dynamic Asset Allocation Balanced Fund 57

	Principal
CORPORATE BONDS AND NOTES (15.9%)* cont.	amount	Value
Utilities and power cont.
Vistra Operations Co., LLC 144A sr. unsec. notes 5.625%, 2/15/27	$135,000	$140,400
Vistra Operations Co., LLC 144A sr. unsec. notes 5.50%, 9/1/26	295,000	306,736
		18,530,169
Total corporate bonds and notes (cost $424,974,846)		$428,331,564

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (10.1%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (2.8%)
Government National Mortgage Association Pass-Through Certificates
4.70%, with due dates from 5/20/67 to 8/20/67	$215,564	$235,100
4.627%, 6/20/67	101,762	110,539
4.508%, 3/20/67	97,433	105,106
4.00%, with due dates from 3/15/46 to 3/20/46	816,142	848,568
3.50%, with due dates from 7/20/47 to 11/20/47	72,159,327	73,749,253
		75,048,566
U.S. Government Agency Mortgage Obligations (7.3%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, with due dates from 9/1/45 to 5/1/48	20,830,665	21,482,423
3.00%, 2/1/47	1,719,754	1,713,441
3.00%, 3/1/30 [i]	25,540	25,885
Federal National Mortgage Association Pass-Through Certificates
6.00%, TBA, 4/1/49	11,000,000	11,865,391
4.00%, 1/1/57	1,685,522	1,748,761
4.00%, TBA, 4/1/49	16,000,000	16,455,000
4.00%, with due dates from 8/1/47 to 6/1/48	19,181,130	19,813,878
3.50%, with due dates from 12/1/47 to 6/1/56	57,968,594	58,869,220
3.00%, TBA, 5/1/49	1,000,000	994,375
3.00%, TBA, 4/1/49	1,000,000	995,391
3.00%, TBA, 4/1/34	10,000,000	10,087,500
3.00%, with due dates from 12/1/31 to 3/1/47	54,578,751	54,675,716
		198,726,981
Total U.S. government and agency mortgage obligations (cost $274,725,248)		$273,775,547

	Principal
U.S. TREASURY OBLIGATIONS (—%)*	amount	Value
U.S. Treasury Inflation Index Notes 2.125%, 2/15/41 [i]	$96,527	$121,496
U.S. Treasury Notes
1.75%, 9/30/22 [i]	146,000	144,886
1.625%, 2/15/26 [i]	131,000	125,425
Total U.S. treasury obligations (cost $391,807)		$391,807

	Principal
MORTGAGE-BACKED SECURITIES (3.0%)*	amount	Value
Agency collateralized mortgage obligations (0.7%)
Bellemeade Re, Ltd. 144A
FRB Ser. 17-1, Class M1, (1 Month US LIBOR + 1.70%), 4.186%,
10/25/27 (Bermuda)	$507,470	$518,635
FRB Ser. 18-2A, Class M1B, (1 Month US LIBOR + 1.35%), 3.836%,
8/25/28 (Bermuda)	718,000	719,077

58 Dynamic Asset Allocation Balanced Fund

	Principal
MORTGAGE-BACKED SECURITIES (3.0%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Eagle RE, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.70%), 4.186%, 11/25/28	$1,040,000	$1,049,425
Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK, ((-4.024 x 1 Month US LIBOR) + 25.79%),
15.799%, 4/15/37	78,824	117,392
IFB Ser. 3072, Class SM, ((-3.667 x 1 Month US LIBOR) + 23.80%),
14.69%, 11/15/35	48,841	70,927
IFB Ser. 3249, Class PS, ((-3.3 x 1 Month US LIBOR) + 22.28%),
14.079%, 12/15/36	48,914	64,825
IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR) + 16.95%),
10.597%, 6/15/34	77,402	88,586
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
(1 Month US LIBOR + 5.15%), 7.636%, 11/25/28	800,000	931,778
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3,
(1 Month US LIBOR + 4.75%), 7.236%, 10/25/24	855,072	940,356
Structured Agency Credit Risk Debt FRN Ser. 15-DN1, Class M3,
(1 Month US LIBOR + 4.15%), 6.636%, 1/25/25	353,803	377,627
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class M3,
(1 Month US LIBOR + 3.90%), 6.386%, 12/25/27	250,000	270,027
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class M2,
(1 Month US LIBOR + 2.60%), 5.086%, 12/25/27	536,011	542,394
IFB Ser. 3829, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.95%),
4.466%, 3/15/41	1,763,977	286,099
Structured Agency Credit Risk Debt FRN Ser. 15-HQ2, Class M2,
(1 Month US LIBOR + 1.95%), 4.436%, 5/25/25	280,654	285,212
Ser. 3391, PO, zero %, 4/15/37	5,964	5,104
Ser. 3206, Class EO, PO, zero %, 8/15/36	3,164	2,765
Ser. 3326, Class WF, zero %, 10/15/35 W	3,019	2,263
FRB Ser. 3117, Class AF, (1 Month US LIBOR + 0.00%),
zero %, 2/15/36	7,037	5,419
Federal Home Loan Mortgage Corporation Structured Agency
Credit Risk Debt FRN Ser. 15-DNA3, Class M3, (1 Month US LIBOR
+ 4.70%), 7.186%, 4/25/28	850,000	982,575
Federal Home Loan Mortgage Corporation Structured Agency
Credit Risk Debt Notes FRB Ser. 16-DNA1, Class M3, (1 Month
US LIBOR + 5.55%), 8.036%, 7/25/28	580,000	678,243
Federal National Mortgage Association
IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR) + 39.90%),
24.987%, 7/25/36	27,228	45,103
IFB Ser. 07-53, Class SP, ((-3.667 x 1 Month US LIBOR) + 24.20%),
15.086%, 6/25/37	68,708	98,466
IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR) + 20.25%),
12.794%, 8/25/35	30,609	38,739
IFB Ser. 05-106, Class JC, ((-3.101 x 1 Month US LIBOR) + 20.12%),
12.417%, 12/25/35	33,226	42,005
IFB Ser. 05-83, Class QP, ((-2.6 x 1 Month US LIBOR) + 17.39%),
10.932%, 11/25/34	14,775	16,836
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2,
(1 Month US LIBOR + 6.95%), 9.436%, 8/25/28	1,332,585	1,531,050
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2,
(1 Month US LIBOR + 6.75%), 9.236%, 8/25/28	2,054,208	2,379,451

Dynamic Asset Allocation Balanced Fund 59

	Principal
MORTGAGE-BACKED SECURITIES (3.0%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
(1 Month US LIBOR + 6.00%), 8.486%, 9/25/28	$912,691	$1,038,686
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2,
(1 Month US LIBOR + 4.90%), 7.386%, 11/25/24	441,795	494,483
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2,
(1 Month US LIBOR + 4.25%), 6.736%, 1/25/29	720,000	791,888
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
(1 Month US LIBOR + 4.00%), 6.486%, 5/25/25	255,036	271,174
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2,
(1 Month US LIBOR + 2.90%), 5.386%, 7/25/24	514,330	538,265
Connecticut Avenue Securities FRB Ser. 14-C02, Class 1M2,
(1 Month US LIBOR + 2.60%), 5.086%, 5/25/24	346,000	360,454
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M1,
(1 Month US LIBOR + 1.35%), 3.836%, 1/25/29	18,735	18,749
Ser. 07-14, Class KO, PO, zero %, 3/25/37	20,118	16,990
Ser. 06-125, Class OX, PO, zero %, 1/25/37	1,783	1,526
Ser. 06-84, Class OT, PO, zero %, 9/25/36	2,332	2,035
Ser. 06-46, Class OC, PO, zero %, 6/25/36	3,933	3,317
Government National Mortgage Association
Ser. 17-162, Class QI, IO, 5.00%, 10/20/47	2,149,860	429,972
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	425,958	91,624
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	96,247	10,978
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	93,032	18,058
IFB Ser. 13-99, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
3.562%, 6/20/43	1,817,444	320,979
Ser. 16-123, Class LI, IO, 3.50%, 3/20/44	3,779,989	395,349
Ser. 13-14, IO, 3.50%, 12/20/42	1,231,832	153,548
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	1,632,546	163,957
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	2,014,596	126,114
Ser. 16-H16, Class EI, IO, 2.209%, 6/20/66 W	3,650,690	393,179
Ser. 15-H25, Class BI, IO, 1.886%, 10/20/65 W	5,149,260	455,195
Ser. 15-H26, Class EI, IO, 1.746%, 10/20/65 W	2,979,999	257,472
Ser. 06-36, Class OD, PO, zero %, 7/16/36	2,522	2,110
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.60%), 4.086%, 10/25/28 (Bermuda)	542,000	546,573
		18,993,054
Commercial mortgage-backed securities (1.5%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, zero %, 1/15/49 W	1,428,435	1,198
Banc of America Commercial Mortgage Trust 144A
FRB Ser. 04-4, Class XC, IO, 0.328%, 7/10/42 W	22,478	—
FRB Ser. 07-5, Class XW, IO, zero %, 2/10/51 W	2,358,920	24
Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-5, Class XC, IO, 0.445%, 11/10/41 W	234,038	339
Bear Stearns Commercial Mortgage Securities Trust FRB
Ser. 04-PR3I, Class X1, IO, zero %, 2/11/41 W	10,047	—
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.251%, 3/11/39 W	257,982	183,128
FRB Ser. 06-PW14, Class X1, IO, 0.269%, 12/11/38 W	244,532	2,509

60 Dynamic Asset Allocation Balanced Fund

	Principal
MORTGAGE-BACKED SECURITIES (3.0%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
CD Commercial Mortgage Trust 144A FRB Ser. 07-CD4, Class XW, IO,
0.614%, 12/11/49 W	$24,243	$2
CD Mortgage Trust 144A FRB Ser. 07-CD5, Class XS, IO,
zero %, 11/15/44 W	164,346	2
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C1, Class D, 6.07%, 4/15/44 W	617,000	644,284
FRB Ser. 11-C2, Class D, 5.757%, 12/15/47 W	254,000	264,086
Citigroup Commercial Mortgage Trust Ser. 14-GC21, Class AS,
4.026%, 5/10/47	597,000	616,655
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 12-GC8, Class XA, IO, 1.789%, 9/10/45 W	6,605,211	307,208
FRB Ser. 06-C5, Class XC, IO, 0.472%, 10/15/49 W	6,113,160	245
COMM Mortgage Trust
FRB Ser. 14-CR18, Class C, 4.731%, 7/15/47 W	346,000	356,681
Ser. 13-CR11, Class AM, 4.715%, 8/10/50 W	411,000	436,955
FRB Ser. 14-UBS6, Class C, 4.459%, 12/10/47 W	1,104,000	1,100,914
Ser. 13-LC6, Class AM, 3.282%, 1/10/46	942,000	951,546
FRB Ser. 14-CR19, Class XA, IO, 1.165%, 8/10/47 W	8,769,545	322,584
FRB Ser. 14-CR18, Class XA, IO, 1.145%, 7/15/47 W	2,571,428	110,443
FRB Ser. 13-CR11, Class XA, IO, 0.953%, 8/10/50 W	5,924,961	216,925
FRB Ser. 14-UBS6, Class XA, IO, 0.944%, 12/10/47 W	6,749,939	257,753
FRB Ser. 14-LC17, Class XA, IO, 0.893%, 10/10/47 W	7,437,460	195,107
COMM Mortgage Trust 144A
FRB Ser. 10-C1, Class D, 6.128%, 7/10/46 W	1,106,000	1,131,058
FRB Ser. 06-C8, Class XS, IO, 0.452%, 12/10/46 W	1,755,161	67
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 07-C2,
Class AX, IO, 0.014%, 1/15/49 W	3,347,818	9
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 1.592%, 5/15/38 W	98,195	1,183
CSAIL Commercial Mortgage Trust
FRB Ser. 15-C1, Class C, 4.296%, 4/15/50 W	1,539,000	1,557,642
Ser. 15-C1, Class AS, 3.791%, 4/15/50 W	1,048,000	1,066,669
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.796%, 4/15/50 W	704,000	635,691
CSMC Trust FRB Ser. 16-NXSR, Class C, 4.362%, 12/15/49 W	1,264,000	1,277,556
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.339%, 8/10/44 W	2,577,000	2,667,744
GE Commercial Mortgage Corp. Trust 144A FRB Ser. 07-C1,
Class XC, IO, 0.004%, 12/10/49 W	10,005,033	7,131
GS Mortgage Securities Trust
FRB Ser. 14-GC18, Class C, 4.996%, 1/10/47 W	183,000	186,349
FRB Ser. 14-GC22, Class C, 4.689%, 6/10/47 W	618,000	634,816
FRB Ser. 13-GC10, Class XA, IO, 1.516%, 2/10/46 W	4,316,789	245,107
FRB Ser. 13-GC12, Class XA, IO, 1.429%, 6/10/46 W	2,393,655	114,359
FRB Ser. 14-GC22, Class XA, IO, 0.989%, 6/10/47 W	5,254,346	188,631
FRB Ser. 14-GC24, Class XA, IO, 0.796%, 9/10/47 W	5,865,067	182,990
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.052%, 8/10/43 W	741,000	748,415
FRB Ser. 12-GC6, Class D, 5.652%, 1/10/45 W	60,000	61,266
FRB Ser. 11-GC3, Class C, 5.638%, 3/10/44 W	1,031,000	1,071,440

Dynamic Asset Allocation Balanced Fund 61

	Principal
MORTGAGE-BACKED SECURITIES (3.0%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
GS Mortgage Securities Trust 144A
FRB Ser. 11-GC3, Class D, 5.638%, 3/10/44 W	$983,000	$1,008,106
FRB Ser. 13-GC16, Class D, 5.311%, 11/10/46 W	547,000	576,559
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C22, Class C, 4.561%, 9/15/47 W	511,000	510,712
FRB Ser. 14-C19, Class XA, IO, 1.057%, 4/15/47 W	6,002,633	158,986
FRB Ser. 15-C33, Class XA, IO, 0.991%, 12/15/48 W	4,973,110	260,293
FRB Ser. 14-C25, Class XA, IO, 0.936%, 11/15/47 W	8,421,257	299,418
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 12-C6, Class AS, 4.117%, 5/15/45	770,000	791,960
Ser. 13-C10, Class AS, 3.372%, 12/15/47	196,000	195,963
Ser. 13-LC11, Class AS, 3.216%, 4/15/46	648,000	649,215
FRB Ser. 06-LDP8, Class X, IO, 0.285%, 5/15/45 W	4,421,562	5,224
FRB Ser. 07-LDPX, Class X, IO, 0.007%, 1/15/49 W	3,271,103	33
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 12-C6, Class E, 5.157%, 5/15/45 W	1,175,000	1,079,473
FRB Ser. 12-C8, Class D, 4.653%, 10/15/45 W	755,000	749,734
FRB Ser. 12-LC9, Class D, 4.383%, 12/15/47 W	186,000	188,092
FRB Ser. 05-CB12, Class X1, IO, 0.502%, 9/12/37 W	266,326	1,018
FRB Ser. 06-LDP6, Class X1, IO, zero %, 4/15/43 W	258,637	3
LB-UBS Commercial Mortgage Trust
FRB Ser. 08-C1, Class AM, 6.319%, 4/15/41 W	106,979	110,349
FRB Ser. 07-C2, Class XW, IO, 0.33%, 2/15/40 W	81,346	13
LB-UBS Commercial Mortgage Trust 144A FRB Ser. 05-C7,
Class XCL, IO, 0.319%, 11/15/40 W	435,137	482
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B,
3.128%, 4/20/48 W	1,222,000	1,173,462
Merrill Lynch Mortgage Trust 144A
FRB Ser. 04-KEY2, Class XC, IO, 0.892%, 8/12/39 W	116,753	6
FRB Ser. 05-MCP1, Class XC, IO, 0.001%, 6/12/43 W	252,640	7
Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 05-C3, Class X, IO, 5.893%, 5/15/44 W	2,811	310
FRB Ser. 06-C4, Class X, IO, 5.423%, 7/15/45 W	24,344	604
FRB Ser. 07-C5, Class X, IO, 4.973%, 12/15/49 W	420,423	387
Morgan Stanley Bank of America Merrill Lynch Trust
Ser. 14-C18, Class C, 4.489%, 10/15/47 W	842,000	852,715
FRB Ser. 14-C17, Class C, 4.457%, 8/15/47 W	1,106,000	1,101,964
Ser. 12-C5, Class AS, 3.792%, 8/15/45	681,000	694,044
Ser. 12-C6, Class AS, 3.476%, 11/15/45	810,000	820,276
FRB Ser. 14-C17, Class XA, IO, 1.189%, 8/15/47 W	5,250,491	230,539
Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB
Ser. 12-C6, Class D, 4.611%, 11/15/45 W	491,000	500,897
Morgan Stanley Capital I Trust Ser. 07-HQ11, Class C,
5.558%, 2/12/44 W	130,165	35,751
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class D,
5.155%, 7/15/49 W	324,000	327,306
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E,
8.00%, 12/28/38	417,718	30,117

62 Dynamic Asset Allocation Balanced Fund

	Principal
MORTGAGE-BACKED SECURITIES (3.0%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.032%, 8/10/49 W	$326,000	$336,160
FRB Ser. 12-C4, Class XA, IO, 1.637%, 12/10/45 W	4,731,876	224,458
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 05-C21, Class D, 5.238%, 10/15/44 W	218,770	216,791
FRB Ser. 07-C34, IO, 0.091%, 5/15/46 W	1,301,053	282
FRB Ser. 06-C29, IO, 0.051%, 11/15/48 W	1,677,063	67
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class C, 4.287%, 7/15/46 W	501,000	496,658
FRB Ser. 14-LC16, Class XA, IO, 1.32%, 8/15/50 W	12,135,860	497,570
FRB Ser. 16-LC25, Class XA, IO, 1.012%, 12/15/59 W	6,223,235	322,513
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.287%, 7/15/46 W	521,000	470,450
WF-RBS Commercial Mortgage Trust
FRB Ser. 13-C16, Class AS, 4.668%, 9/15/46 W	491,000	515,663
Ser. 13-C18, Class AS, 4.387%, 12/15/46 W	1,253,000	1,304,473
Ser. 13-C12, Class AS, 3.56%, 3/15/48	669,000	675,523
Ser. 13-C11, Class AS, 3.311%, 3/15/45	181,000	181,764
FRB Ser. 14-C22, Class XA, IO, 0.845%, 9/15/57 W	27,177,070	963,400
FRB Ser. 13-C14, Class XA, IO, 0.739%, 6/15/46 W	13,391,527	348,180
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 5.684%, 3/15/44 W	1,022,000	930,327
FRB Ser. 11-C5, Class E, 5.673%, 11/15/44 W	530,000	538,987
FRB Ser. 11-C2, Class D, 5.653%, 2/15/44 W	1,606,000	1,639,456
Ser. 11-C4, Class E, 5.232%, 6/15/44 W	232,000	224,224
FRB Ser. 12-C9, Class D, 4.781%, 11/15/45 W	546,000	536,491
FRB Ser. 13-C15, Class D, 4.472%, 8/15/46 W	599,000	470,322
FRB Ser. 12-C9, Class XA, IO, 1.882%, 11/15/45 W	5,375,093	314,443
FRB Ser. 12-C10, Class XA, IO, 1.562%, 12/15/45 W	4,928,003	237,944
		41,546,875
Residential mortgage-backed securities (non-agency) (0.8%)
Arroyo Mortgage Trust 144A
Ser. 18-1, Class A3, 4.157%, 4/25/48 W	749,138	758,503
Ser. 19-1, Class A3, 1.304%, 1/25/49	420,000	425,670
Banc of America Funding Trust FRB Ser. 05-B, Class 3M1, (1 Month
US LIBOR + 0.68%), 3.163%, 4/20/35	420,000	407,620
BankUnited Trust FRB Ser. 05-1, Class 1A1, (1 Month US LIBOR
+ 0.30%), 2.786%, 9/25/45	256,623	245,717
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
4.913%, 5/25/35 W	623,603	639,053
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%),
3.337%, 6/25/46	1,048,857	949,097
FRB Ser. 06-24CB, Class A19, (1 Month US LIBOR + 0.50%),
2.986%, 8/1/36	587,146	385,684
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.33%),
2.818%, 11/20/35	373,592	355,966
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.19%),
2.676%, 8/25/46	1,474,626	1,264,639
FRB Ser. 05-27, Class 1A1, 2.528%, 8/25/35 W	207,369	180,411

Dynamic Asset Allocation Balanced Fund 63

	Principal
MORTGAGE-BACKED SECURITIES (3.0%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-HQA3, Class M3,
(1 Month US LIBOR + 3.85%), 6.336%, 3/25/29	$570,000	$629,103
Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class M2,
(1 Month US LIBOR + 3.25%), 5.736%, 7/25/29	320,000	341,459
Federal Home Loan Mortgage Corporation 144A Structured
Agency Credit Risk Trust FRN Ser. 19-DNA1, Class M2, (1 Month
US LIBOR + 2.65%), 5.136%, 1/25/49	128,000	129,586
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 8.386%, 10/25/28	1,411,478	1,596,154
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 8.186%, 4/25/28	1,498,104	1,713,046
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
(1 Month US LIBOR + 5.55%), 8.036%, 4/25/28	1,962,170	2,186,493
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 7.486%, 7/25/25	205,561	225,846
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2,
(1 Month US LIBOR + 4.30%), 6.786%, 2/25/25	303,576	328,256
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
(1 Month US LIBOR + 4.25%), 6.736%, 4/25/29	90,000	99,667
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 6.486%, 5/25/25	127,816	137,442
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, (1 Month
US LIBOR + 0.80%), 3.286%, 2/25/34	703,368	686,896
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
4.447%, 2/25/35 W	204,305	211,135
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1,
(1 Month US LIBOR + 0.83%), 3.311%, 8/25/34	201,141	200,135
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
3.316%, 8/26/47 W	160,000	156,634
New Residential Mortgage Loan Trust 144A FRB Ser. 18-4A,
Class A1M, (1 Month US LIBOR + 0.90%), 3.386%, 1/25/48	863,798	874,056
Oaktown Re II, Ltd. 144A FRB Ser. 18-1A, Class M1, (1 Month
US LIBOR + 1.55%), 4.036%, 7/25/28 (Bermuda)	205,000	205,352
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
FRB Ser. 04-WCW2, Class M3, (1 Month US LIBOR + 1.05%),
3.536%, 10/25/34	540,000	533,017
Renaissance Home Equity Loan Trust FRB Ser. 03-4, Class A1,
(1 Month US LIBOR + 0.52%), 3.006%, 3/25/34	369,808	367,840
Structured Asset Investment Loan Trust FRB Ser. 04-10, Class A10,
(1 Month US LIBOR + 0.90%), 3.386%, 11/25/34	689,971	689,642
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7,
Class 1A1, (1 Month US LIBOR + 0.85%), 3.336%, 5/25/47	746,461	624,631
Structured Asset Securities Corp. Mortgage Loan Trust FRB
Ser. 06-AM1, Class A4, (1 Month US LIBOR + 0.16%), 2.646%, 4/25/36	137,583	137,314
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR14, Class 1A2, 4.193%, 12/25/35 W	371,269	370,842
FRB Ser. 05-AR12, Class 1A8, 4.016%, 10/25/35 W	1,013,779	1,007,210
FRB Ser. 07-HY2, Class 1A1, 3.71%, 12/25/36 W	581,510	562,930

64 Dynamic Asset Allocation Balanced Fund

	Principal
MORTGAGE-BACKED SECURITIES (3.0%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR9, Class A1C3, (1 Month US LIBOR + 0.96%),
3.446%, 7/25/45	$419,337	$411,160
FRB Ser. 05-AR11, Class A1B3, (1 Month US LIBOR + 0.40%),
2.886%, 8/25/45	363,589	356,499
Wells Fargo Mortgage Backed Securities Trust
FRB Ser. 06-AR5, Class 1A1, 5.079%, 4/25/36 W	635,544	641,899
FRB Ser. 06-AR2, Class 1A1, 4.887%, 3/25/36 W	619,040	618,342
		21,654,946
Total mortgage-backed securities (cost $82,294,125)		$82,194,875

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (0.8%)*	amount	Value
Argentina (Republic of) sr. unsec. unsub. bonds 6.625%,
7/6/28 (Argentina)	$310,000	$242,963
Argentina (Republic of) sr. unsec. unsub. notes 7.50%,
4/22/26 (Argentina)	3,365,000	2,839,219
Argentina (Republic of) sr. unsec. unsub. notes 6.875%,
1/26/27 (Argentina)	962,000	774,410
Argentina (Republic of) sr. unsec. unsub. notes 4.625%,
1/11/23 (Argentina)	160,000	131,000
Argentina (Republic of) 144A sr. unsec. notes 7.125%,
8/1/27 (Argentina)	265,000	189,475
Brazil (Federal Republic of) sr. unsec. unsub. bonds 4.625%,
1/13/28 (Brazil)	505,000	508,464
Brazil (Federal Republic of) sr. unsec. unsub. notes 6.00%,
4/7/26 (Brazil)	1,515,000	1,679,756
Brazil (Federal Republic of) sr. unsec. unsub. notes 4.25%,
1/7/25 (Brazil)	1,075,000	1,092,469
Buenos Aires (Province of) sr. unsec. unsub. bonds Ser. REGS,
7.875%, 6/15/27 (Argentina)	250,000	183,125
Buenos Aires (Province of) 144A sr. unsec. unsub. bonds 7.875%,
6/15/27 (Argentina)	150,000	110,063
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10.875%,
1/26/21 (Argentina)	211,333	204,729
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.125%,
3/16/24 (Argentina)	794,000	663,569
Colombia (Republic of) sr. unsec. notes 3.875%,
4/25/27 (Colombia)	935,000	948,445
Cordoba (Province of) sr. unsec. unsub. notes Ser. REGS, 7.45%,
9/1/24 (Argentina)	910,000	734,825
Cordoba (Province of) 144A sr. unsec. unsub. notes 7.125%,
6/10/21 (Argentina)	222,000	192,365
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%,
1/8/26 (Indonesia)	2,270,000	2,394,850
Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)	400,000	422,489
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%,
1/8/27 (Indonesia)	990,000	1,022,168
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)	360,000	359,997

Dynamic Asset Allocation Balanced Fund 65

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (0.8%)* cont.	amount	Value
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS,
6.125%, 6/15/33 (Ivory Coast)	$590,000	$542,800
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%,
7/23/24 (Ivory Coast)	550,000	536,250
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)	1,834,000	2,011,293
Russia (Federation of) 144A sr. unsec. unsub. bonds 4.375%,
3/21/29 (Russia)	1,000,000	976,250
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27
(South Africa)	575,000	559,642
Turkey (Republic of) unsec. bonds Ser. REGS, 6.25%,
5/23/33 (Senegal)	440,000	412,500
United Mexican States sr. unsec. unsub. notes 4.15%,
3/28/27 (Mexico)	1,575,000	1,601,600
Venezuela (Republic of) sr. unsec. notes 9.00%, 5/7/23 (Venezuela)
(In default) †	731,000	214,731
Venezuela (Republic of) sr. unsec. notes 7.65%, 4/21/25
(Venezuela) (In default) †	1,000	288
Venezuela (Republic of) sr. unsec. unsub. notes 8.25%, 10/13/24
(Venezuela) (In default) †	1,184,000	346,320
Total foreign government and agency bonds and notes (cost $22,818,517)		$21,896,055

	Principal
ASSET-BACKED SECURITIES (0.7%)*	amount	Value
loanDepot Station Place Agency Securitization Trust 144A FRB
Ser. 17-LD1, Class A, (1 Month US LIBOR + 0.80%), 3.286%, 11/25/50	$1,579,000	$1,579,000
Mello Warehouse Securitization Trust 144A FRB Ser. 18-W1,
Class A, (1 Month US LIBOR + 0.85%), 3.336%, 11/25/51	824,000	824,000
Station Place Securitization Trust 144A
FRB Ser. 18-1, Class A, (1 Month US LIBOR + 0.90%),
3.381%, 4/24/19	4,221,000	4,221,000
FRB Ser. 18-8, Class A, (1 Month US LIBOR + 0.70%),
3.181%, 2/24/20	2,466,000	2,466,000
FRB Ser. 18-5, Class A, (1 Month US LIBOR + 0.70%),
3.181%, 9/24/19	4,106,000	4,106,000
FRB Ser. 18-3, Class A, (1 Month US LIBOR + 0.70%),
3.181%, 7/24/19	3,322,000	3,322,000
Toorak Mortgage Corp. 144A Ser. 19-1, Class A1, 4.336%, 3/25/22	910,000	910,000
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (1 Month
US LIBOR + 0.60%), 3.09%, 1/25/46	1,651,932	1,635,618
Total asset-backed securities (cost $19,073,287)		$19,063,618

	Principal
SENIOR LOANS (0.1%)*c	amount	Value
Avaya, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.25%), 6.778%, 12/15/24	$329,728	$327,832
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 6.956%, 6/21/24	418,625	400,833
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 7.037%, 12/31/22	205,000	200,900
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 6.633%, 5/5/24	103,759	102,722

66 Dynamic Asset Allocation Balanced Fund

	Principal
SENIOR LOANS (0.1%)*c cont.	amount	Value
Eagleclaw Midstream Ventures, LLC bank term loan FRN
(BBA LIBOR USD 3 Month + 4.25%), 6.879%, 6/30/24	$203,275	$190,443
FTS International, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.75%), 7.243%, 4/16/21	87,680	87,352
Gates Global, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 5.249%, 3/31/24	113,583	112,204
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 9.25%), 11.727%, 5/21/24	260,000	247,650
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 7.761%, 10/16/23	131,010	129,864
KCA Deutag US Finance, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 6.75%), 9.553%, 3/21/23	98,601	83,934
Keane Group Holdings, LLC bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.75%), 6.313%, 5/25/25	423	405
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 5.89%, 11/6/24	524,451	521,610
Neiman Marcus Group, Ltd., Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.25%), 5.763%, 10/25/20	159,089	147,422
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 5.738%, 11/3/23	53,893	50,323
Revlon Consumer Products Corp. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.50%), 6.128%, 9/7/23	172,858	124,631
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 10.50%, 2/28/26	170,000	147,050
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.50%), 6.00%, 2/28/25	168,225	157,711
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 5.499%, 3/28/25	400,838	371,377
Total senior loans (cost $3,567,386)		$3,404,263

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
EPR Properties Ser. C, $1.438 cv. pfd. R	7,508	$236,427
Nine Point Energy 6.75% cv. pfd.	27	31,762
Total convertible preferred stocks (cost $164,227)		$268,189

PREFERRED STOCKS (—%)*	Shares	Value
GMAC Capital Trust I Ser. 2, $1.91 cum. ARP	5,340	$139,054
Total preferred stocks (cost $133,500)		$139,054

PURCHASED OPTIONS	Expiration
OUTSTANDING (—%)*	date/strike	Notional		Contract
Counterparty	price	amount		amount	Value
Bank of America N.A.
GBP/USD (Call)	Jul-19/$1.37	$21,258,524	GBP	16,321,950	$134,290
Goldman Sachs International
USD/CNH (Call)	Apr-19/CNH 7.00	22,669,900		$22,669,900	23
Total purchased options outstanding (cost $569,669)					$134,313

Dynamic Asset Allocation Balanced Fund 67

	Principal
CONVERTIBLE BONDS AND NOTES (—%)*	amount	Value
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	$120,000	$101,940
Total convertible bonds and notes (cost $111,908)		$101,940

	Principal amount/
SHORT-TERM INVESTMENTS (14.6%)*		shares	Value
Atlantic Asset Securitization, LLC asset backed commercial paper
2.831%, 4/8/19		$13,250,000	$13,241,422
Barclays Bank PLC CCP commercial paper 2.558%, 4/15/19		18,500,000	18,478,657
Liberty Street Funding, LLC asset backed commercial paper
2.557%, 6/13/19		9,000,000	8,952,424
Manhattan Asset Funding Co., LLC asset backed commercial
paper 2.508%, 4/23/19		12,750,000	12,728,191
Mitsubishi UFJ Trust & Banking Corp. commercial paper
2.810%, 4/4/19		13,000,000	12,994,756
Nationwide Building Society commercial paper 2.805%, 5/10/19		3,750,000	3,739,045
Nestle Finance International, Ltd. commercial paper
2.455%, 4/12/19		10,000,000	9,990,711
Putnam Cash Collateral Pool, LLC 2.86% [d]	Shares	28,749,550	28,749,550
Putnam Short Term Investment Fund 2.64% L	Shares	237,084,718	237,084,718
Regency Markets No. 1, LLC asset backed commercial paper
2.505%, 4/4/19		$13,250,000	13,244,589
Simon Property Group LP commercial paper 2.525%, 5/28/19		12,650,000	12,596,871
Societe Generale SA commercial paper 2.779%, 4/3/19		7,500,000	7,497,484
State Street Institutional U.S. Government Money Market Fund,
Premier Class 2.39% P	Shares	460,000	460,000
U.S. Treasury Bills 2.543%, 6/6/19 # §		$2,778,999	2,766,976
U.S. Treasury Bills 2.528%, 6/20/19 # ∆ §		621,000	617,738
U.S. Treasury Bills 2.468%, 4/18/19 ∆ §		849,000	848,051
U.S. Treasury Bills 2.456%, 5/16/19 # §		45,001	44,868
U.S. Treasury Bills 2.480%, 6/27/19 # ∆ §		252,000	250,570
U.S. Treasury Bills 2.504%, 8/15/19 # §		87,999	87,208
U.S. Treasury Bills 2.473%, 7/25/19 # ∆ §		787,000	781,056
U.S. Treasury Bills 2.460%, 5/9/19 # ∆ §		4,124,999	4,114,703
U.S. Treasury Bills 2.465%, 7/18/19 # ∆ §		1,201,000	1,192,492
U.S. Treasury Bills 2.461%, 8/1/19 # ∆ §		4,476,001	4,440,065
U.S. Treasury Bills 2.416%, 5/23/19 # §		160,000	159,457
Total short-term investments (cost $395,078,232)			$395,061,602

TOTAL INVESTMENTS
Total investments (cost $2,581,739,307)	$2,770,479,317

Key to holding’s currency abbreviations

CNH	Chinese Yuan (Offshore)
EUR	Euro
GBP	British Pound
USD/$	United States Dollar

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank.
ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period.

68 Dynamic Asset Allocation Balanced Fund

DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2018 through March 31, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $2,698,439,860.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $4,676, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $7,623,466 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $1,238,421 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $5,673,741 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

Dynamic Asset Allocation Balanced Fund 69

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts and TBA commitments. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $87,046,209 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 3/31/19 (aggregate face value $351,791,304) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	4/17/19	$8,361,838	$8,354,287	$7,551
	Brazilian Real	Buy	4/2/19	2,466,574	2,544,282	(77,708)
	Brazilian Real	Sell	4/2/19	2,466,574	2,525,959	59,385
	British Pound	Sell	6/19/19	6,712,065	6,813,951	101,886
	Canadian Dollar	Sell	4/17/19	308,804	210,706	(98,098)
	Euro	Sell	6/19/19	5,512,704	5,605,810	93,106
	Japanese Yen	Sell	5/15/19	15,834	12,136	(3,698)
	New Zealand Dollar	Buy	4/17/19	5,195,533	5,173,830	21,703
	New Zealand Dollar	Sell	4/17/19	5,195,533	5,198,821	3,288
Barclays Bank PLC
	Australian Dollar	Buy	4/17/19	1,320,103	1,319,671	432
	Australian Dollar	Sell	4/17/19	1,320,103	1,327,583	7,480
	Canadian Dollar	Sell	4/17/19	10,430,389	10,518,266	87,877
	Euro	Buy	6/19/19	1,117,175	1,105,234	11,941
	Hong Kong Dollar	Buy	5/15/19	1,728,004	1,732,251	(4,247)
	Japanese Yen	Buy	5/15/19	162,785	119,710	43,075
	New Zealand Dollar	Buy	4/17/19	5,330,205	5,315,418	14,787
	New Zealand Dollar	Sell	4/17/19	5,330,205	5,328,763	(1,442)
	Norwegian Krone	Buy	6/19/19	2,666,959	2,689,496	(22,537)
	Swedish Krona	Buy	6/19/19	2,718,167	2,702,439	15,728
Citibank, N.A.
	Australian Dollar	Buy	4/17/19	7,761,591	7,788,786	(27,195)
	Canadian Dollar	Sell	4/17/19	3,918,704	3,968,647	49,943
	Danish Krone	Sell	6/19/19	1,194,567	1,216,216	21,649

70 Dynamic Asset Allocation Balanced Fund

FORWARD CURRENCY CONTRACTS at 3/31/19 (aggregate face value $351,791,304) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
	Citibank, N.A. cont.
	Euro	Sell	6/19/19	$5,156,459	$5,229,685	$73,226
	Japanese Yen	Sell	5/15/19	11,604,750	11,864,917	260,167
	New Zealand Dollar	Buy	4/17/19	2,682,473	2,686,556	(4,083)
	New Zealand Dollar	Sell	4/17/19	2,682,473	2,708,113	25,640
	Norwegian Krone	Buy	6/19/19	272,341	274,655	(2,314)
	Credit Suisse International
	Australian Dollar	Buy	4/17/19	5,883,998	5,927,469	(43,471)
	Canadian Dollar	Sell	4/17/19	5,441,913	5,452,077	10,164
	Japanese Yen	Sell	5/15/19	1,359,095	1,387,975	28,880
	Goldman Sachs International
	Australian Dollar	Buy	4/17/19	6,435,593	6,479,082	(43,489)
	Brazilian Real	Buy	4/2/19	5,089,251	5,219,333	(130,082)
	Brazilian Real	Sell	4/2/19	5,089,251	5,133,029	43,778
	Euro	Sell	6/19/19	5,315,330	5,405,988	90,658
	Japanese Yen	Sell	5/15/19	4,608,367	4,697,690	89,323
	New Zealand Dollar	Sell	4/17/19	2,696,301	2,674,207	(22,094)
	Norwegian Krone	Buy	6/19/19	22,431,794	22,616,972	(185,178)
	HSBC Bank USA, National Association
	Australian Dollar	Buy	4/17/19	8,327,247	8,289,816	37,431
	British Pound	Buy	6/19/19	4,811,218	4,901,593	(90,375)
	Canadian Dollar	Sell	4/17/19	5,988	17,829	11,841
	Chinese Yuan (offshore)	Buy	5/15/19	1,762,910	1,749,236	13,674
	Euro	Sell	6/19/19	7,032,531	7,151,580	119,049
	Japanese Yen	Buy	5/15/19	2,674,260	2,684,081	(9,821)
	New Zealand Dollar	Buy	4/17/19	2,649,980	2,658,509	(8,529)
	New Zealand Dollar	Sell	4/17/19	2,649,980	2,623,364	(26,616)
	Norwegian Krone	Sell	6/19/19	1,440,816	1,446,253	5,437
	JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	4/17/19	2,520,313	2,465,529	54,784
	British Pound	Buy	6/19/19	9,971,539	10,143,707	(172,168)
	Canadian Dollar	Sell	4/17/19	9,431,960	9,397,424	(34,536)
	Euro	Sell	6/19/19	5,211,335	5,343,412	132,077
	Japanese Yen	Buy	5/15/19	2,801,360	2,736,111	65,249
	New Zealand Dollar	Sell	4/17/19	975,878	994,150	18,272
	Norwegian Krone	Buy	6/19/19	6,021,149	6,075,021	(53,872)
	Singapore Dollar	Buy	5/15/19	1,796,843	1,805,976	(9,133)
	Swedish Krona	Buy	6/19/19	522,740	527,017	(4,277)
	Swiss Franc	Buy	6/19/19	3,284,220	3,284,765	(545)
	NatWest Markets PLC
	Australian Dollar	Buy	4/17/19	12,009,914	11,960,548	49,366
	Canadian Dollar	Sell	4/17/19	5,116,415	5,163,679	47,264
	Euro	Sell	6/19/19	7,917,666	8,020,776	103,110
	Japanese Yen	Sell	5/15/19	5,625,527	5,643,723	18,196
	New Zealand Dollar	Buy	4/17/19	2,683,359	2,670,332	13,027

Dynamic Asset Allocation Balanced Fund 71

FORWARD CURRENCY CONTRACTS at 3/31/19 (aggregate face value $351,791,304) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
NatWest Markets PLC cont.
	New Zealand Dollar	Sell	4/17/19	$2,683,359	$2,680,409	$(2,950)
	Norwegian Krone	Sell	6/19/19	16,490	7,639	(8,851)
State Street Bank and Trust Co.
	Australian Dollar	Buy	4/17/19	2,489,204	2,435,993	53,211
	British Pound	Sell	6/19/19	2,695,940	2,697,095	1,155
	Canadian Dollar	Sell	4/17/19	3,724,812	3,519,930	(204,882)
	Euro	Sell	6/19/19	5,480,185	5,573,349	93,164
	Japanese Yen	Sell	5/15/19	8,008,667	8,131,713	123,046
	New Zealand Dollar	Sell	4/17/19	410,010	417,581	7,571
	Norwegian Krone	Buy	6/19/19	6,250,741	6,303,006	(52,265)
	Swedish Krona	Sell	6/19/19	5,005,607	5,016,276	10,669
UBS AG
	Australian Dollar	Buy	4/17/19	9,338,740	9,318,064	20,676
	Canadian Dollar	Sell	4/17/19	2,497,382	2,516,084	18,702
	Euro	Sell	6/19/19	7,283,652	7,392,243	108,591
	Japanese Yen	Sell	5/15/19	3,443,523	3,592,426	148,903
WestPac Banking Corp.
	Australian Dollar	Buy	4/17/19	5,181,047	5,225,716	(44,669)
	Canadian Dollar	Buy	4/17/19	1,300,121	1,297,752	2,369
	Canadian Dollar	Sell	4/17/19	1,300,121	1,311,566	11,445
	Euro	Sell	6/19/19	2,065,768	2,100,698	34,930
	New Zealand Dollar	Buy	4/17/19	2,591,329	2,585,449	5,880
	New Zealand Dollar	Sell	4/17/19	2,591,329	2,583,874	(7,455)
Unrealized appreciation						2,490,756
Unrealized (depreciation)						(1,396,580)
Total						$1,094,176

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 3/31/19 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Russell 2000 Index E-Mini (Long)	1,425	$109,706,354	$109,995,750	Jun-19	$106,467
S&P 500 Index E-Mini (Long)	526	74,544,720	74,634,140	Jun-19	563,300
S&P 500 Index E-Mini (Short)	480	68,025,600	68,107,200	Jun-19	(1,466,170)
S&P Mid Cap 400 Index E-Mini (Long)	14	2,654,778	2,661,400	Jun-19	19,211
U.S. Treasury Bond 30 yr (Long)	160	23,945,000	23,945,001	Jun-19	744,532
U.S. Treasury Bond Ultra 30 yr (Long)	334	56,112,000	56,112,000	Jun-19	2,307,488
U.S. Treasury Note 2 yr (Long)	613	130,626,469	130,626,469	Jun-19	576,908
U.S. Treasury Note 2 yr (Short)	151	32,177,156	32,177,156	Jun-19	(137,146)
U.S. Treasury Note 5 yr (Long)	1,149	133,086,516	133,086,516	Jun-19	1,429,124
U.S. Treasury Note 5 yr (Short)	11	1,274,109	1,274,109	Jun-19	(13,514)
U.S. Treasury Note 10 yr (Long)	374	46,457,813	46,457,813	Jun-19	781,947

72 Dynamic Asset Allocation Balanced Fund

FUTURES CONTRACTS OUTSTANDING at 3/31/19 (Unaudited) cont.
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
U.S. Treasury Note 10 yr (Short)	1,735	$215,519,531	$215,519,531	Jun-19	$(3,640,788)
U.S. Treasury Note Ultra 10 yr (Short)	14	1,858,938	1,858,938	Jun-19	(42,903)
Unrealized appreciation					6,528,977
Unrealized (depreciation)					(5,300,521)
Total					$1,228,456

WRITTEN OPTIONS OUTSTANDING at 3/31/19 (premiums $173,944) (Unaudited)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
Bank of America N.A.
GBP/USD (Call)	Jul-19/$1.47	$31,887,753	GBP 24,482,900	$9,247
Goldman Sachs International
USD/CNH (Call)	Apr-19/CNH 7.20	22,669,900	$22,669,900	23
Total				$9,270

TBA SALE COMMITMENTS OUTSTANDING at 3/31/19 (proceeds receivable $11,963,555) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value
Federal National Mortgage Association, 3.50%, 4/1/49	$5,000,000	4/10/19	$5,067,188
Federal National Mortgage Association, 3.00%, 4/1/49	5,000,000	4/10/19	4,976,953
Government National Mortgage Association, 3.50%, 4/1/49	2,000,000	4/17/19	2,043,125
Total			$12,087,266

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/19 (Unaudited)
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$74,083,500	$304,113 E	$(387,937)	6/19/21	3 month USD-	2.55% —	$(83,824)
				LIBOR-BBA —	Semiannually
				Quarterly
110,583,100	453,944 E	579,418	6/19/21	2.55% —	3 month USD-	125,475
				Semiannually	LIBOR-BBA —
					Quarterly
24,809,800	260,453 E	(316,183)	6/19/24	3 month USD-	2.50% —	(55,730)
				LIBOR-BBA —	Semiannually
				Quarterly
41,832,400	439,157 E	532,321	6/19/24	2.50% —	3 month USD-	93,164
				Semiannually	LIBOR-BBA —
					Quarterly
20,665,300	432,401 E	(498,421)	6/19/29	3 month USD-	2.65% —	(66,021)
				LIBOR-BBA —	Semiannually
				Quarterly
44,007,200	920,807 E	1,060,100	6/19/29	2.65% —	3 month USD-	139,294
				Semiannually	LIBOR-BBA —
					Quarterly

Dynamic Asset Allocation Balanced Fund 73

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/19 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$14,417,700	$665,982 E	$(729,827)	6/19/49	3 month USD-	2.80% —	$(63,845)
				LIBOR-BBA —	Semiannually
				Quarterly
4,235,900	195,665 E	214,230	6/19/49	2.80% —	3 month USD-	18,089
				Semiannually	LIBOR-BBA —
					Quarterly
Total		$453,701				$106,602

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/19 (Unaudited)
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$111,295	$111,843	$—	1/12/40	4.50% (1 month	Synthetic MBX	$646
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
735,494	741,840	—	1/12/41	5.00% (1 month	Synthetic MBX	7,145
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
217,746	219,375	—	1/12/40	5.00% (1 month	Synthetic MBX	1,866
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
26,456	26,516	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(99)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
264,228	264,878	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,077)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
13,380	12,946	—	1/12/43	3.50% (1 month	Synthetic TRS	(324)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
164,060	158,706	—	1/12/41	4.00% (1 month	Synthetic TRS	(3,859)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
20,645	19,971	—	1/12/41	4.00% (1 month	Synthetic TRS	(486)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

74 Dynamic Asset Allocation Balanced Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/19 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$7,739	$7,466	$—	1/12/42	4.00% (1 month	Synthetic TRS	$(206)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
22,421	21,437	—	1/12/41	(5.00%) 1 month	Synthetic TRS	747
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
687	678	—	1/12/38	6.50% (1 month	Synthetic TRS	(2)
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
134,587,121	134,799,917		11/26/19	(3 month USD-	A basket	556,046
				LIBOR-BBA	(CGPUTQL2) of
				plus 0.34%) —	common stocks —
				Quarterly	Quarterly*
117,107,239	117,310,742	—	11/26/19	3 month USD-	Russell 1000 Total	(203,503)
				LIBOR-BBA plus	Return Index —
				0.09% — Quarterly	Quarterly
191,854	193,509	—	1/12/41	5.00% (1 month	Synthetic MBX	1,864
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
110,759	111,715	—	1/12/41	5.00% (1 month	Synthetic MBX	1,076
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Credit Suisse International
1,043,471	1,046,420	—	1/12/41	4.50% (1 month	Synthetic MBX Index	3,865
				USD-LIBOR) —	4.50% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
34,452	32,228	—	1/12/45	3.50% (1 month	Synthetic TRS	(1,939)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Goldman Sachs International
14,798	14,834	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(60)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
17,751	17,795	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(72)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

Dynamic Asset Allocation Balanced Fund 75

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/19 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$327,536	$328,342	$—	1/12/38	(6.50%) 1 month	Synthetic MBX	$(1,334)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
80,388	77,348	—	1/12/40	4.00% (1 month	Synthetic TRS	(2,277)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
19,225	18,545	—	1/12/42	4.00% (1 month	Synthetic TRS	(511)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
19,225	18,545	—	1/12/42	4.00% (1 month	Synthetic TRS	(511)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
12,454	12,280	—	1/12/39	6.00% (1 month	Synthetic TRS	(31)
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
2,158	2,127	—	1/12/38	6.50% (1 month	Synthetic TRS	(6)
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
JPMorgan Securities LLC
46,189	44,557	—	1/12/42	(4.00%) 1 month	Synthetic TRS	1,227
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
184,705	178,677	—	1/12/41	(4.00%) 1 month	Synthetic TRS	21,770
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		596,252
Upfront premium (paid)		—		Unrealized (depreciation)		(216,297)
Total		$—		Total		$379,955

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (CGPUTQL2) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
JPMorgan Chase & Co.	Financials	33,595	$3,400,845	2.52%
Alphabet, Inc. Class A	Communication Services	2,887	3,397,559	2.52%
Intuit, Inc.	Information Technology	10,658	2,786,071	2.07%
Starbucks Corp.	Consumer Discretionary	35,695	2,653,566	1.97%
Apple, Inc.	Information Technology	13,787	2,618,785	1.94%
Mondelez International, Inc. Class A	Consumer Staples	50,693	2,530,587	1.88%

76 Dynamic Asset Allocation Balanced Fund

A BASKET (CGPUTQL2) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
TJX Cos., Inc. (The)	Consumer Discretionary	47,327	$2,518,256	1.87%
Microsoft Corp.	Information Technology	21,349	2,517,958	1.87%
Automatic Data Processing, Inc.	Information Technology	15,749	2,515,779	1.87%
Texas Instruments, Inc.	Information Technology	23,059	2,445,877	1.81%
Lowe’s Cos., Inc.	Consumer Discretionary	21,194	2,320,159	1.72%
Exelon Corp.	Utilities	45,275	2,269,617	1.68%
American Electric Power Co., Inc.	Utilities	26,401	2,211,099	1.64%
Raytheon Co.	Industrials	11,747	2,138,965	1.59%
Coca-Cola Co. (The)	Consumer Staples	44,777	2,098,234	1.56%
Exxon Mobil Corp.	Energy	25,916	2,094,004	1.55%
Cognizant Technology Solutions	Information Technology	28,615	2,073,124	1.54%
Corp. Class A
TWDC Enterprises 18 Corp.	Communication Services	18,215	2,022,414	1.50%
Honeywell International, Inc.	Industrials	12,722	2,021,841	1.50%
Norfolk Southern Corp.	Industrials	10,221	1,910,197	1.42%
Occidental Petroleum Corp.	Energy	28,790	1,905,867	1.41%
Northrop Grumman Corp.	Industrials	7,030	1,895,218	1.41%
Humana, Inc.	Health Care	6,920	1,840,642	1.37%
American Express Co.	Financials	16,831	1,839,650	1.36%
Johnson & Johnson	Health Care	12,799	1,789,174	1.33%
Cisco Systems, Inc.	Information Technology	32,306	1,744,210	1.29%
Amazon.com, Inc.	Consumer Discretionary	954	1,698,536	1.26%
Omnicom Group, Inc.	Communication Services	22,286	1,626,637	1.21%
Comerica, Inc.	Financials	21,274	1,559,779	1.16%
Verizon Communications, Inc.	Communication Services	26,045	1,540,044	1.14%
Fidelity National Information	Information Technology	13,408	1,516,471	1.12%
Services, Inc.
Baxter International, Inc.	Health Care	18,587	1,511,337	1.12%
Centene Corp.	Health Care	28,272	1,501,256	1.11%
Pfizer, Inc.	Health Care	34,628	1,470,655	1.09%
AutoZone, Inc.	Consumer Discretionary	1,435	1,469,781	1.09%
Allstate Corp. (The)	Financials	15,461	1,456,080	1.08%
VICI Properties, Inc.	Real Estate	66,326	1,451,223	1.08%
Citrix Systems, Inc.	Information Technology	14,359	1,431,011	1.06%
Merck & Co., Inc.	Health Care	16,758	1,393,790	1.03%
F5 Networks, Inc.	Information Technology	8,500	1,333,928	0.99%
Ross Stores, Inc.	Consumer Discretionary	13,978	1,301,332	0.97%
Waste Management, Inc.	Industrials	12,375	1,285,886	0.95%
Sysco Corp.	Consumer Staples	19,153	1,278,626	0.95%
Kinder Morgan, Inc.	Energy	63,631	1,273,265	0.94%
NXP Semiconductors NV	Information Technology	14,150	1,250,711	0.93%
Facebook, Inc. Class A	Communication Services	7,420	1,236,763	0.92%
Marathon Petroleum Corp.	Energy	20,018	1,198,083	0.89%
Fiserv, Inc.	Information Technology	13,431	1,185,668	0.88%
Equity Residential Trust	Real Estate	15,489	1,166,655	0.87%
Cadence Design Systems, Inc.	Information Technology	18,288	1,161,452	0.86%

Dynamic Asset Allocation Balanced Fund 77

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/19 (Unaudited)
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$1,504	$22,000	$2,794	5/11/63	300 bp —	$(1,277)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,953	49,000	6,223	5/11/63	300 bp —	(3,242)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,050	98,000	12,446	5/11/63	300 bp —	(6,339)
Index						Monthly
Barclays Bank PLC
CMBX NA BBB–.6	BBB–/P	8,647	78,000	9,906	5/11/63	300 bp —	(1,213)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA A.6	A/P	2	2,000	44	5/11/63	200 bp —	(41)
Index						Monthly
CMBX NA A.6	A/P	(1)	3,000	66	5/11/63	200 bp —	(66)
Index						Monthly
CMBX NA A.6	A/P	1,127	87,000	1,914	5/11/63	200 bp —	(753)
Index						Monthly
CMBX NA A.6	A/P	3,631	150,000	3,300	5/11/63	200 bp —	389
Index						Monthly
CMBX NA BB.6	BB/P	75,316	306,000	71,267	5/11/63	500 bp —	4,346
Index						Monthly
CMBX NA BB.7	BB/P	10,136	73,000	8,680	1/17/47	500 bp —	1,527
Index						Monthly
CMBX NA BB.7	BB/P	15,810	123,000	14,625	1/17/47	500 bp —	1,304
Index						Monthly
CMBX NA BB.7	BB/P	25,607	212,000	25,207	1/17/47	500 bp —	518
Index						Monthly
Credit Suisse International
CMBX NA A.6	A/P	5,242	232,000	5,104	5/11/63	200 bp —	229
Index						Monthly
CMBX NA A.6	A/P	12,215	245,000	5,390	5/11/63	200 bp —	6,920
Index						Monthly
CMBX NA A.6	A/P	13,246	682,000	15,004	5/11/63	200 bp —	(1,493)
Index						Monthly
CMBX NA A.6	A/P	109,113	2,150,000	47,300	5/11/63	200 bp —	62,649
Index						Monthly
CMBX NA BB.7	BB/P	15,516	116,000	13,792	1/17/47	500 bp —	1,837
Index						Monthly
CMBX NA BBB–.6	BBB–/P	16,210	128,000	16,256	5/11/63	300 bp —	28
Index						Monthly
CMBX NA BBB–.6	BBB–/P	152,362	1,425,000	180,975	5/11/63	300 bp —	(27,782)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	92,798	1,174,000	54,121	1/17/47	300 bp —	39,361
Index						Monthly

78 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/19 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International
CMBX NA A.6	A/P	$7,391	$146,000	$3,212	5/11/63	200 bp —	$4,236
Index						Monthly
CMBX NA A.6	A/P	7,391	146,000	3,212	5/11/63	200 bp —	4,236
Index						Monthly
CMBX NA A.6	A/P	7,598	146,000	3,212	5/11/63	200 bp —	4,443
Index						Monthly
CMBX NA A.6	A/P	13,726	209,000	4,598	5/11/63	200 bp —	9,209
Index						Monthly
CMBX NA A.6	A/P	1,731	230,000	5,060	5/11/63	200 bp —	(3,239)
Index						Monthly
CMBX NA A.6	A/P	8,320	269,000	5,918	5/11/63	200 bp —	2,506
Index						Monthly
CMBX NA A.6	A/P	13,960	271,000	5,962	5/11/63	200 bp —	8,103
Index						Monthly
CMBX NA A.6	A/P	17,044	345,000	7,590	5/11/63	200 bp —	9,588
Index						Monthly
CMBX NA A.6	A/P	16,596	529,000	11,638	5/11/63	200 bp —	5,164
Index						Monthly
CMBX NA A.6	A/P	33,587	660,000	14,520	5/11/63	200 bp —	19,323
Index						Monthly
CMBX NA A.6	A/P	42,184	700,000	15,400	5/11/63	200 bp —	27,056
Index						Monthly
CMBX NA A.6	A/P	16,226	701,000	15,422	5/11/63	200 bp —	1,076
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,347	45,000	5,715	5/11/63	300 bp —	(3,342)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,798	48,000	6,096	5/11/63	300 bp —	(2,270)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,846	54,000	6,858	5/11/63	300 bp —	(980)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,387	96,000	12,192	5/11/63	300 bp —	(1,749)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,428	96,000	12,192	5/11/63	300 bp —	(1,708)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,540	96,000	12,192	5/11/63	300 bp —	(5,596)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,796	107,000	13,589	5/11/63	300 bp —	(1,731)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,042	119,000	15,113	5/11/63	300 bp —	(5,001)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	14,593	169,000	21,463	5/11/63	300 bp —	(6,771)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	14,937	177,000	22,479	5/11/63	300 bp —	(7,439)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	41,396	340,000	43,180	5/11/63	300 bp —	(1,586)
Index						Monthly

Dynamic Asset Allocation Balanced Fund 79

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/19 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BBB–/P	$36,766	$392,000	$49,784	5/11/63	300 bp —	$(12,790)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	117,643	1,565,000	198,755	5/11/63	300 bp —	(80,199)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	2,440	35,000	1,614	1/17/47	300 bp —	846
Index						Monthly
JPMorgan Securities LLC
CMBX NA BB.6	BB/P	19,066	90,000	20,961	5/11/63	500 bp —	(1,808)
Index						Monthly
CMBX NA BB.6	BB/P	20,742	98,000	22,824	5/11/63	500 bp —	(1,987)
Index						Monthly
CMBX NA A.6	A/P	147,461	6,410,000	141,020	5/11/63	200 bp —	8,934
Index						Monthly
CMBX NA A.7	A-/P	13,989	319,000	1,755	1/17/47	200 bp —	15,868
Index						Monthly
CMBX NA BBB–.6	BBB–/P	401,249	3,033,000	385,191	5/11/63	300 bp —	17,827
Index						Monthly
Merrill Lynch International
CMBX NA A.6	A/P	7,645	587,000	12,914	5/11/63	200 bp —	(5,040)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,473	31,000	3,937	5/11/63	300 bp —	(446)
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.6	BBB–/P	15,216	110,000	13,970	5/11/63	300 bp —	1,310
Index						Monthly
CMBX NA A.6	A/P	85	9,000	198	5/11/63	200 bp —	(110)
Index						Monthly
CMBX NA A.6	A/P	415	30,000	660	5/11/63	200 bp —	(234)
Index						Monthly
CMBX NA A.6	A/P	6,530	108,000	2,376	5/11/63	200 bp —	4,196
Index						Monthly
CMBX NA A.6	A/P	12,813	248,000	5,456	5/11/63	200 bp —	7,453
Index						Monthly
CMBX NA A.6	A/P	4,023	360,000	7,920	5/11/63	200 bp —	(3,757)
Index						Monthly
CMBX NA A.6	A/P	10,578	782,000	17,204	5/11/63	200 bp —	(6,322)
Index						Monthly
CMBX NA BB.6	BB/P	24,066	98,000	22,824	5/11/63	500 bp —	1,337
Index						Monthly
CMBX NA BB.6	BB/P	48,543	197,000	45,881	5/11/63	500 bp —	2,853
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,299	85,000	10,795	5/11/63	300 bp —	(447)
Index						Monthly
Upfront premium received		1,788,391	Unrealized appreciation				274,672
Upfront premium (paid)		(1)	Unrealized (depreciation)				(196,758)
Total		$1,788,390	Total				$77,914

80 Dynamic Asset Allocation Balanced Fund

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2019. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/19 (Unaudited)
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(1,550)	$209,000	$1,150	1/17/47	(200 bp) —	$(2,780)
					Monthly
CMBX NA BB.11 Index	(27,467)	212,000	26,924	11/18/54	(500 bp) —	(661)
					Monthly
CMBX NA BB.9 Index	(29,807)	212,000	29,489	9/17/58	(500 bp) —	(436)
					Monthly
CMBX NA BB.9 Index	(23,675)	153,000	21,282	9/17/58	(500 bp) —	(2,542)
					Monthly
CMBX NA BB.9 Index	(23,569)	153,000	21,282	9/17/58	(500 bp) —	(2,435)
					Monthly
CMBX NA BB.9 Index	(23,403)	152,000	21,143	9/17/58	(500 bp) —	(2,408)
					Monthly
CMBX NA BB.9 Index	(19,088)	142,000	19,752	9/17/58	(500 bp) —	546
					Monthly
CMBX NA BB.9 Index	(18,329)	141,000	19,613	9/17/58	(500 bp) —	1,147
					Monthly
CMBX NA BB.9 Index	(11,898)	76,000	10,572	9/17/58	(500 bp) —	(1,400)
					Monthly
CMBX NA BB.9 Index	(4,150)	26,000	3,617	9/17/58	(500 bp) —	(559)
					Monthly
Credit Suisse International
CMBX NA BB.10 Index	(19,613)	147,000	17,228	11/17/59	(500 bp) —	(2,528)
					Monthly
CMBX NA BB.10 Index	(17,362)	146,000	17,111	11/17/59	(500 bp) —	(393)
					Monthly
CMBX NA BB.10 Index	(9,571)	77,000	9,024	11/17/59	(500 bp) —	(621)
					Monthly
CMBX NA BB.7 Index	(10,061)	570,000	132,753	5/11/63	(500 bp) —	122,138
					Monthly
CMBX NA BB.7 Index	(28,039)	152,000	18,073	1/17/47	(500 bp) —	(10,114)
					Monthly
CMBX NA BB.8 Index	(9,988)	57,000	9,479	10/17/57	(500 bp) —	(564)
					Monthly
CMBX NA BB.9 Index	(37,512)	235,000	32,689	9/17/58	(500 bp) —	(5,052)
					Monthly
CMBX NA BB.9 Index	(12,319)	80,000	11,128	9/17/58	(500 bp) —	(1,269)
					Monthly
CMBX NA BB.9 Index	(11,819)	77,000	10,711	9/17/58	(500 bp) —	(1,183)
					Monthly

Dynamic Asset Allocation Balanced Fund 81

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/19 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International cont.
CMBX NA BB.9 Index	$(11,062)	$73,000	$10,154	9/17/58	(500 bp) —	$(979)
					Monthly
CMBX NA BB.9 Index	(9,592)	67,000	9,320	9/17/58	(500 bp) —	(338)
					Monthly
CMBX NA BB.9 Index	(7,508)	48,000	6,677	9/17/58	(500 bp) —	(877)
					Monthly
CMBX NA BB.9 Index	(7,019)	45,000	6,260	9/17/58	(500 bp) —	(803)
					Monthly
CMBX NA BB.9 Index	(7,019)	45,000	6,260	9/17/58	(500 bp) —	(803)
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(25,984)	254,000	59,157	5/11/63	(500 bp) —	32,926
					Monthly
CMBX NA BB.7 Index	(6,356)	42,000	4,994	1/17/47	(500 bp) —	(1,403)
					Monthly
CMBX NA BB.6 Index	(146)	1,000	233	5/11/63	(500 bp) —	86
					Monthly
CMBX NA BB.7 Index	(117,160)	577,000	68,605	1/17/47	(500 bp) —	(49,115)
					Monthly
CMBX NA BB.7 Index	(18,678)	114,000	13,555	1/17/47	(500 bp) —	(5,234)
					Monthly
CMBX NA BB.7 Index	(676)	4,000	476	1/17/47	(500 bp) —	(205)
					Monthly
CMBX NA BB.9 Index	(1,923)	12,000	1,669	9/17/58	(500 bp) —	(265)
					Monthly
CMBX NA BB.9 Index	(1,912)	12,000	1,669	9/17/58	(500 bp) —	(254)
					Monthly
CMBX NA BB.9 Index	(1,278)	8,000	1,113	9/17/58	(500 bp) —	(173)
					Monthly
JPMorgan Securities LLC
CMBX NA BB.6 Index	(21,006)	158,000	36,798	5/11/63	(500 bp) —	15,638
					Monthly
CMBX NA BB.6 Index	(10,826)	77,000	17,933	5/11/63	(500 bp) —	7,032
					Monthly
CMBX NA BB.6 Index	(2,301)	16,000	3,726	5/11/63	(500 bp) —	1,410
					Monthly
CMBX NA BB.7 Index	(170,209)	1,345,000	159,921	1/17/47	(500 bp) —	(11,596)
					Monthly
CMBX NA BB.9 Index	(8,209)	58,000	8,068	9/17/58	(500 bp) —	(198)
					Monthly
CMBX NA BB.9 Index	(991)	7,000	974	9/17/58	(500 bp) —	(24)
					Monthly
CMBX NA BB.9 Index	(560)	4,000	556	9/17/58	(500 bp) —	(7)
					Monthly
CMBX NA BBB–.7 Index	(16,657)	439,000	20,238	1/17/47	(300 bp) —	3,325
					Monthly

82 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/19 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Merrill Lynch International
CMBX NA BB.10 Index	$(8,440)	$71,000	$8,321	11/17/59	(500 bp) —	$(158)
					Monthly
CMBX NA BB.7 Index	(19,430)	112,000	13,317	1/17/47	(500 bp) —	(6,222)
					Monthly
CMBX NA BB.9 Index	(26,902)	172,000	23,925	9/17/58	(500 bp) —	(3,144)
					Monthly
CMBX NA BB.9 Index	(9,295)	71,000	9,876	9/17/58	(500 bp) —	513
					Monthly
CMBX NA BB.9 Index	(7,956)	54,000	7,511	9/17/58	(500 bp) —	(497)
					Monthly
CMBX NA BB.9 Index	(7,376)	47,000	6,538	9/17/58	(500 bp) —	(884)
					Monthly
CMBX NA BB.9 Index	(6,426)	42,000	5,842	9/17/58	(500 bp) —	(625)
					Monthly
CMBX NA BBB–.7 Index	(5,409)	66,000	3,043	1/17/47	(300 bp) —	(2,404)
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	(6,827)	67,000	3,089	1/17/47	(300 bp) —	(3,777)
					Monthly
CMBX NA BB.7 Index	(39,618)	197,000	23,423	1/17/47	(500 bp) —	(16,386)
					Monthly
CMBX NA BB.7 Index	(34,324)	178,000	21,164	1/17/47	(500 bp) —	(13,332)
					Monthly
CMBX NA BB.7 Index	(31,686)	157,000	18,667	1/17/47	(500 bp) —	(13,171)
					Monthly
CMBX NA BB.9 Index	(6,195)	43,000	5,981	9/17/58	(500 bp) —	(255)
					Monthly
CMBX NA BB.9 Index	(5,264)	35,000	4,869	9/17/58	(500 bp) —	(429)
					Monthly
CMBX NA BB.9 Index	(4,046)	26,000	3,617	9/17/58	(500 bp) —	(455)
					Monthly
CMBX NA BB.9 Index	(2,867)	19,000	2,643	9/17/58	(500 bp) —	(242)
					Monthly
CMBX NA BB.9 Index	(1,060)	7,000	974	9/17/58	(500 bp) —	(93)
					Monthly
CMBX NA BB.9 Index	(1,060)	7,000	974	9/17/58	(500 bp) —	(93)
					Monthly
Upfront premium received	—	Unrealized appreciation				184,761
Upfront premium (paid)	(1,010,473)	Unrealized (depreciation)				(169,386)
Total	$(1,010,473)	Total				$15,375

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Dynamic Asset Allocation Balanced Fund 83

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD
at 3/31/19 (Unaudited)
		Upfront
		premium			Termi-	Payments	Unrealized
		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 32	B+/P	$(3,334,081)	$55,382,500	$3,680,998	6/20/24	500 bp —	$377,684
Index						Quarterly
NA IG Series 32	BBB+/P	(1,632,490)	102,900,000	1,827,195	6/20/24	100 bp —	220,430
Index						Quarterly
Total		$(4,966,571)					$598,114

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2019. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED
at 3/31/19 (Unaudited)

	Upfront
	premium			Termi-	Payments	Unrealized
Referenced	received	Notional		nation	(paid)	appreciation/
debt*	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 32	$169,368	$2,838,000	$188,628	6/20/24	(500 bp) —	$(20,836)
Index					Quarterly
Total	$169,368					$(20,836)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

84 Dynamic Asset Allocation Balanced Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$45,081,923	$10,246,157	$—
Capital goods	104,319,486	3,102,820	—
Communication services	45,450,587	6,234,587	—
Conglomerates	3,386,231	5,939,437	—
Consumer cyclicals	169,051,992	13,713,757	4
Consumer staples	142,862,639	2,237,931	4,672
Energy	84,325,653	138,401	21,769
Financials	247,106,082	26,906,873	—
Health care	192,901,301	7,311,102	—
Technology	338,829,850	8,198,552	—
Transportation	31,426,594	6,598,006	—
Utilities and power	48,934,044	1,347,400	38,640
Total common stocks	1,453,676,382	91,975,023	65,085

Asset-backed securities	—	19,063,618	—
Convertible bonds and notes	—	101,940	—
Convertible preferred stocks	—	268,189	—
Corporate bonds and notes	—	428,331,288	276
Foreign government and agency bonds and notes	—	21,896,055	—
Mortgage-backed securities	—	82,194,875	—
Preferred stocks	139,054	—	—
Purchased options outstanding	—	134,313	—
Senior loans	—	3,404,263	—
U.S. government and agency mortgage obligations	—	273,775,547	—
U.S. treasury obligations	—	391,807	—
Short-term investments	237,544,718	157,516,884	—
Totals by level	$1,691,360,154	$1,079,053,802	$65,361

Dynamic Asset Allocation Balanced Fund 85

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$1,094,176	$—
Futures contracts	1,228,456	—	—
Written options outstanding	—	(9,270)	—
TBA sale commitments	—	(12,087,266)	—
Interest rate swap contracts	—	(347,099)	—
Total return swap contracts	—	379,955	—
Credit default contracts	—	4,689,853	—
Totals by level	$1,228,456	$(6,279,651)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

86 Dynamic Asset Allocation Balanced Fund

Statement of assets and liabilities 3/31/19 (Unaudited)

ASSETS
Investment in securities, at value, including $28,274,554 of securities on loan (Notes 1 and 10):
Unaffiliated issuers (identified cost $2,315,905,039)	$2,504,645,049
Affiliated issuers (identified cost $265,834,268) (Notes 1 and 5)	265,834,268
Foreign currency (cost $609,752) (Note 1)	609,474
Dividends, interest and other receivables	10,630,714
Foreign tax reclaim	656,952
Receivable for shares of the fund sold	6,582,379
Receivable for investments sold	34,396,478
Receivable for sales of delayed delivery securities (Note 1)	2,030,299
Receivable for sales of TBA securities (Note 1)	9,944,492
Receivable for variation margin on futures contracts (Note 1)	646,053
Receivable for variation margin on centrally cleared swap contracts (Note 1)	9,103,870
Unrealized appreciation on forward currency contracts (Note 1)	2,490,756
Unrealized appreciation on OTC swap contracts (Note 1)	1,055,685
Premium paid on OTC swap contracts (Note 1)	1,010,474
Prepaid assets	83,871
Total assets	2,849,720,814

LIABILITIES
Payable to custodian	65,246
Payable for investments purchased	41,106,416
Payable for purchases of TBA securities (Note 1)	40,160,409
Payable for shares of the fund repurchased	11,516,975
Payable for compensation of Manager (Note 2)	1,188,108
Payable for custodian fees (Note 2)	117,874
Payable for investor servicing fees (Note 2)	570,144
Payable for Trustee compensation and expenses (Note 2)	451,916
Payable for administrative services (Note 2)	14,392
Payable for distribution fees (Note 2)	1,145,631
Payable for variation margin on futures contracts (Note 1)	523,384
Payable for variation margin on centrally cleared swap contracts (Note 1)	8,639,159
Unrealized depreciation on OTC swap contracts (Note 1)	582,441
Premium received on OTC swap contracts (Note 1)	1,788,391
Unrealized depreciation on forward currency contracts (Note 1)	1,396,580
Written options outstanding, at value (premiums $173,944) (Note 1)	9,270
TBA sale commitments, at value (proceeds receivable $11,963,555) (Note 1)	12,087,266
Collateral on securities loaned, at value (Note 1)	28,749,550
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 10)	877,692
Other accrued expenses	290,110
Total liabilities	151,280,954

Net assets	$2,698,439,860

(Continued on next page)

Dynamic Asset Allocation Balanced Fund 87

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,522,811,162
Total distributable earnings (Note 1)	175,628,698
Total — Representing net assets applicable to capital shares outstanding	$2,698,439,860

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,372,338,890 divided by 96,516,163 shares)	$14.22
Offering price per class A share (100/94.25 of $14.22)*	$15.09
Net asset value and offering price per class B share ($50,892,448 divided by 3,593,558 shares)**	$14.16
Net asset value and offering price per class C share ($257,337,527 divided by 18,655,148 shares)**	$13.79
Net asset value and redemption price per class M share
($26,798,859 divided by 1,888,837 shares)	$14.19
Offering price per class M share (100/96.50 of $14.19)*	$14.70
Net asset value, offering price and redemption price per class P share
($213,865,343 divided by 14,995,377 shares)	$14.26
Net asset value, offering price and redemption price per class R share
($35,729,769 divided by 2,535,824 shares)	$14.09
Net asset value, offering price and redemption price per class R5 share
($9,926,851 divided by 696,513 shares)	$14.25
Net asset value, offering price and redemption price per class R6 share
($295,280,243 divided by 20,719,852 shares)	$14.25
Net asset value, offering price and redemption price per class Y share
($436,269,930 divided by 30,611,458 shares)	$14.25

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

88 Dynamic Asset Allocation Balanced Fund

Statement of operations Six months ended 3/31/19 (Unaudited)

INVESTMENT INCOME
Interest (net of foreign tax of $426 ) (including interest income of $2,820,849 from investments
in affiliated issuers) (Note 5)	$20,063,302
Dividends (net of foreign tax of $300,811)	17,258,294
Securities lending (net of expenses) (Notes 1 and 5)	5,052
Total investment income	37,326,648

EXPENSES
Compensation of Manager (Note 2)	6,838,696
Investor servicing fees (Note 2)	1,752,459
Custodian fees (Note 2)	77,925
Trustee compensation and expenses (Note 2)	58,318
Distribution fees (Note 2)	3,412,294
Administrative services (Note 2)	45,922
Other	441,742
Total expenses	12,627,356
Expense reduction (Note 2)	(29,581)
Net expenses	12,597,775

Net investment income	24,728,873

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(24,102,910)
Net increase from payments by affiliates (Note 2)	2,188
Foreign currency transactions (Note 1)	(42,578)
Forward currency contracts (Note 1)	(1,792,610)
Futures contracts (Note 1)	(17,730,196)
Swap contracts (Note 1)	(1,144,582)
Written options (Note 1)	69,552
Total net realized loss	(44,741,136)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(52,319,250)
Assets and liabilities in foreign currencies	(9,588)
Forward currency contracts	949,672
Futures contracts	5,205,779
Swap contracts	287,106
Written options	157,851
Total change in net unrealized depreciation	(45,728,430)

Net loss on investments	(90,469,566)

Net decrease in net assets resulting from operations	$(65,740,693)

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 89

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 3/31/19*	Year ended 9/30/18
Operations
Net investment income	$24,728,873	$46,670,334
Net realized gain (loss) on investments
and foreign currency transactions	(44,741,136)	168,012,455
Change in net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(45,728,430)	(6,524,112)
Net increase (decrease) in net assets resulting
from operations	(65,740,693)	208,158,677
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(12,159,725)	(21,916,545)
Class B	(270,713)	(483,467)
Class C	(1,457,528)	(2,492,451)
Class M	(171,254)	(276,414)
Class P	(2,264,252)	(3,994,205)
Class R	(277,990)	(482,831)
Class R5	(103,073)	(196,048)
Class R6	(2,985,464)	(4,949,665)
Class Y	(4,379,157)	(7,802,390)
Net realized short-term gain on investments
Class A	(14,635,297)	(23,811,028)
Class B	(583,709)	(1,131,527)
Class C	(2,929,901)	(5,468,593)
Class M	(281,647)	(441,508)
Class P	(2,173,567)	(3,440,375)
Class R	(384,190)	(592,538)
Class R5	(111,756)	(185,049)
Class R6	(2,907,244)	(3,818,292)
Class Y	(4,706,150)	(6,593,347)
From net realized long-term gain on investments
Class A	(66,540,601)	(40,666,026)
Class B	(2,653,883)	(1,932,495)
Class C	(13,321,040)	(9,339,619)
Class M	(1,280,530)	(754,037)
Class P	(9,882,303)	(5,875,697)
Class R	(1,746,753)	(1,011,974)
Class R5	(508,107)	(316,039)
Class R6	(13,218,027)	(6,521,129)
Class Y	(21,396,905)	(11,260,548)
Increase from capital share transactions (Note 4)	123,635,303	144,895,441
Total increase (decrease) in net assets	(125,436,156)	187,300,281

NET ASSETS
Beginning of period	2,823,876,016	2,636,575,735
End of period	$2,698,439,860	$2,823,876,016

* Unaudited.

The accompanying notes are an integral part of these financial statements.

90 Dynamic Asset Allocation Balanced Fund

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Dynamic Asset Allocation Balanced Fund 91

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[e]
Class A
March 31, 2019**	$15.66	.13	(.55)	(.42)	(.13)	(.89)	(1.02)	$14.22	(2.15)*	$1,372,339	.49*	.93*	60*
September 30, 2018	15.43	.26	.93	1.19	(.24)	(.72)	(.96)	15.66	7.92	1,444,919.97		1.70	129
September 30, 2017	14.02	.22	1.54	1.76	(.22)	(.13)	(.35)	15.43	12.66	1,398,458.98		1.54	200
September 30, 2016	13.90	.19	.89	1.08	(.22)	(.74)	(.96)	14.02	8.06	1,330,619	1.01[d]	1.38[d]	374
September 30, 2015	14.69	.17	(.05)	.12	(.21)	(.70)	(.91)	13.90	.65	1,205,510.98		1.18	343
September 30, 2014	13.19	.22	1.48	1.70	(.20)	—	(.20)	14.69	12.94	1,114,099.99		1.55	351
Class B
March 31, 2019**	$15.60	.08	(.55)	(.47)	(.08)	(.89)	(.97)	$14.16	(2.55)*	$50,892	.86*	.55*	60*
September 30, 2018	15.36	.14	.94	1.08	(.12)	(.72)	(.84)	15.60	7.19	59,879	1.72	.93	129
September 30, 2017	13.96	.11	1.52	1.63	(.10)	(.13)	(.23)	15.36	11.80	68,183	1.73	.78	200
September 30, 2016	13.85	.08	.89	.97	(.12)	(.74)	(.86)	13.96	7.20	71,395	1.76[d]	.62[d]	374
September 30, 2015	14.63	.06	(.04)	.02	(.10)	(.70)	(.80)	13.85	(.05)	72,356	1.73	.42	343
September 30, 2014	13.15	.11	1.46	1.57	(.09)	—	(.09)	14.63	11.97	78,865	1.74	.80	351
Class C
March 31, 2019**	$15.23	.08	(.55)	(.47)	(.08)	(.89)	(.97)	$13.79	(2.58)*	$257,338	.86*	.56*	60*
September 30, 2018	15.03	.14	.91	1.05	(.13)	(.72)	(.85)	15.23	7.13	283,493	1.72	.94	129
September 30, 2017	13.66	.11	1.50	1.61	(.11)	(.13)	(.24)	15.03	11.89	306,264	1.73	.79	200
September 30, 2016	13.58	.08	.86	.94	(.12)	(.74)	(.86)	13.66	7.19	283,090	1.76[d]	.63[d]	374
September 30, 2015	14.38	.06	(.05)	.01	(.11)	(.70)	(.81)	13.58	(.09)	208,644	1.73	.43	343
September 30, 2014	12.92	.11	1.45	1.56	(.10)	—	(.10)	14.38	12.09	142,816	1.74	.80	351
Class M
March 31, 2019**	$15.63	.10	(.56)	(.46)	(.09)	(.89)	(.98)	$14.19	(2.41)*	$26,799	.74*	.69*	60*
September 30, 2018	15.39	.18	.94	1.12	(.16)	(.72)	(.88)	15.63	7.45	27,816	1.47	1.20	129
September 30, 2017	13.99	.15	1.52	1.67	(.14)	(.13)	(.27)	15.39	12.07	30,034	1.48	1.04	200
September 30, 2016	13.87	.12	.89	1.01	(.15)	(.74)	(.89)	13.99	7.52	27,883	1.51[d]	.87[d]	374
September 30, 2015	14.66	.10	(.05)	.05	(.14)	(.70)	(.84)	13.87	.15	29,153	1.48	.68	343
September 30, 2014	13.17	.15	1.47	1.62	(.13)	—	(.13)	14.66	12.33	28,808	1.49	1.05	351
Class P
March 31, 2019**	$15.71	.16	(.56)	(.40)	(.16)	(.89)	(1.05)	$14.26	(2.02)*	$213,865	.29*	1.14*	60*
September 30, 2018	15.47	.32	.94	1.26	(.30)	(.72)	(1.02)	15.71	8.39	209,773.58		2.09	129
September 30, 2017	14.05	.29	1.53	1.82	(.27)	(.13)	(.40)	15.47	13.14	197,195.59		1.96	200
September 30, 2016†	14.07	.02	.02	.04	(.06)	—	(.06)	14.05	.25*	152,939	.05*	.14*	374

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

92 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 93

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[e]
Class R
March 31, 2019**	$15.53	.11	(.55)	(.44)	(.11)	(.89)	(1.00)	$14.09	(2.29)*	$35,730	.61*	.81*	60*
September 30, 2018	15.31	.22	.92	1.14	(.20)	(.72)	(.92)	15.53	7.65	39,262	1.22	1.46	129
September 30, 2017	13.91	.19	1.52	1.71	(.18)	(.13)	(.31)	15.31	12.43	34,448	1.23	1.31	200
September 30, 2016	13.81	.15	.88	1.03	(.19)	(.74)	(.93)	13.91	7.75	24,577	1.26[d]	1.13[d]	374
September 30, 2015	14.59	.14	(.06)	.08	(.16)	(.70)	(.86)	13.81	.39	12,031	1.23	.92	343
September 30, 2014	13.11	.18	1.47	1.65	(.17)	—	(.17)	14.59	12.59	14,744	1.24	1.30	351
Class R5
March 31, 2019**	$15.70	.15	(.56)	(.41)	(.15)	(.89)	(1.04)	$14.25	(2.09)*	$9,927	.36*	1.06*	60*
September 30, 2018	15.46	.30	.94	1.24	(.28)	(.72)	(1.00)	15.70	8.26	10,918.72		1.96	129
September 30, 2017	14.04	.25	1.55	1.80	(.25)	(.13)	(.38)	15.46	12.96	1,434.73		1.71	200
September 30, 2016	13.93	.23	.88	1.11	(.26)	(.74)	(1.00)	14.04	8.28	2,523	.74[d]	1.72[d]	374
September 30, 2015	14.71	.22	(.05)	.17	(.25)	(.70)	(.95)	13.93	.97	256.73		1.46	343
September 30, 2014	13.21	.28	1.45	1.73	(.23)	—	(.23)	14.71	13.12	36.74		1.95	351
Class R6
March 31, 2019**	$15.70	.16	(.56)	(.40)	(.16)	(.89)	(1.05)	$14.25	(2.04)*	$295,280	.31*	1.12*	60*
September 30, 2018	15.46	.32	.93	1.25	(.29)	(.72)	(1.01)	15.70	8.35	281,041.62		2.07	129
September 30, 2017	14.05	.28	1.53	1.81	(.27)	(.13)	(.40)	15.46	13.03	212,565.63		1.93	200
September 30, 2016	13.93	.24	.89	1.13	(.27)	(.74)	(1.01)	14.05	8.44	147,161	.64[d]	1.75[d]	374
September 30, 2015	14.71	.23	(.04)	.19	(.27)	(.70)	(.97)	13.93	1.08	60,489.63		1.55	343
September 30, 2014	13.21	.27	1.48	1.75	(.25)	—	(.25)	14.71	13.30	16,200.64		1.91	351
Class Y
March 31, 2019**	$15.69	.15	(.55)	(.40)	(.15)	(.89)	(1.04)	$14.25	(2.03)*	$436,270	.36*	1.06*	60*
September 30, 2018	15.46	.30	.93	1.23	(.28)	(.72)	(1.00)	15.69	8.18	466,775.72		1.96	129
September 30, 2017	14.05	.27	1.52	1.79	(.25)	(.13)	(.38)	15.46	12.92	387,995.73		1.82	200
September 30, 2016	13.92	.22	.90	1.12	(.25)	(.74)	(.99)	14.05	8.37	258,625	.76[d]	1.63[d]	374
September 30, 2015	14.71	.21	(.05)	.16	(.25)	(.70)	(.95)	13.92	.90	260,604.73		1.43	343
September 30, 2014	13.21	.26	1.48	1.74	(.24)	—	(.24)	14.71	13.20	131,417.74		1.79	351

* Not annualized.

** Unaudited.

† For the period August 31, 2016 (commencement of operations) to September 30, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

e Portfolio turnover includes TBA purchase and sale commitments.

The accompanying notes are an integral part of these financial statements.

94 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 95

Notes to financial statements 3/31/19 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2018 through March 31, 2019.

Putnam Dynamic Asset Allocation Balanced Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The goal of the fund is to seek total return. Total return is composed of capital appreciation and income. The fund invests mainly in equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class P, class R, class R5, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class P, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class P, class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles

96 Dynamic Asset Allocation Balanced Fund

generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Dynamic Asset Allocation Balanced Fund 97

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

98 Dynamic Asset Allocation Balanced Fund

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent

Dynamic Asset Allocation Balanced Fund 99

pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally

100 Dynamic Asset Allocation Balanced Fund

cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to

Dynamic Asset Allocation Balanced Fund 101

certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $227,931 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $907,155 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,238,421 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $28,749,550 and the value of securities loaned amounted to $28,274,554.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains

102 Dynamic Asset Allocation Balanced Fund

or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $2,575,650,484, resulting in gross unrealized appreciation and depreciation of $256,106,258 and $66,328,620, respectively, or net unrealized appreciation of $189,777,638.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,
0.630%	of the next $5 billion,	0.460%	of the next $50 billion,
0.580%	of the next $10 billion,	0.450%	of the next $100 billion and
0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.260% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

Dynamic Asset Allocation Balanced Fund 103

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management voluntarily reimbursed the fund $2,188 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,042,775	Class R	27,266
Class B	41,086	Class R5	7,510
Class C	201,476	Class R6	68,315
Class M	20,374	Class Y	333,514
Class P	10,143	Total	$1,752,459

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $14,726 under the expense offset arrangements and by $14,855 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,897, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension

104 Dynamic Asset Allocation Balanced Fund

liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,672,419
Class B	1.00%	1.00%	263,376
Class C	1.00%	1.00%	1,291,127
Class M	1.00%	0.75%	97,875
Class R	1.00%	0.50%	87,497
Total			$3,412,294

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $140,843 and $2,620 from the sale of class A and class M shares, respectively, and received $6,967 and $4,376 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $973 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$1,407,285,297	$1,445,125,208
U.S. government securities (Long-term)	—	—
Total	$1,407,285,297	$1,445,125,208

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 3/31/19		YEAR ENDED 9/30/18
Class A	Shares	Amount	Shares	Amount
Shares sold	6,746,731	$95,012,973	14,086,216	$215,728,132
Shares issued in connection with
reinvestment of distributions	6,776,232	89,812,554	5,363,172	82,295,570
	13,522,963	184,825,527	19,449,388	298,023,702
Shares repurchased	(9,265,042)	(129,796,106)	(17,838,572)	(275,348,511)
Net increase	4,257,921	$55,029,421	1,610,816	$22,675,191

Dynamic Asset Allocation Balanced Fund 105

	SIX MONTHS ENDED 3/31/19		YEAR ENDED 9/30/18
Class B	Shares	Amount	Shares	Amount
Shares sold	59,384	$834,974	194,404	$2,964,573
Shares issued in connection with
reinvestment of distributions	250,591	3,302,251	216,670	3,310,193
	309,975	4,137,225	411,074	6,274,766
Shares repurchased	(555,280)	(7,851,658)	(1,010,036)	(15,459,882)
Net decrease	(245,305)	$(3,714,433)	(598,962)	$(9,185,116)

	SIX MONTHS ENDED 3/31/19		YEAR ENDED 9/30/18
Class C	Shares	Amount	Shares	Amount
Shares sold	1,527,547	$21,023,133	4,428,367	$66,287,049
Shares issued in connection with
reinvestment of distributions	1,317,634	16,918,401	1,099,980	16,408,641
	2,845,181	37,941,534	5,528,347	82,695,690
Shares repurchased	(2,807,612)	(38,389,074)	(7,294,008)	(108,108,257)
Net increase (decrease)	37,569	$(447,540)	(1,765,661)	$(25,412,567)

	SIX MONTHS ENDED 3/31/19		YEAR ENDED 9/30/18
Class M	Shares	Amount	Shares	Amount
Shares sold	158,946	$2,168,401	254,870	$3,934,784
Shares issued in connection with
reinvestment of distributions	130,791	1,727,688	94,719	1,450,281
	289,737	3,896,089	349,589	5,385,065
Shares repurchased	(180,714)	(2,555,090)	(520,947)	(8,158,970)
Net increase (decrease)	109,023	$1,340,999	(171,358)	$(2,773,905)

	SIX MONTHS ENDED 3/31/19		YEAR ENDED 9/30/18
Class P	Shares	Amount	Shares	Amount
Shares sold	2,669,945	$37,664,611	4,727,665	$73,462,148
Shares issued in connection with
reinvestment of distributions	1,076,455	14,320,122	865,590	13,310,277
	3,746,400	51,984,733	5,593,255	86,772,425
Shares repurchased	(2,107,036)	(30,299,145)	(4,986,460)	(77,344,236)
Net increase	1,639,364	$21,685,588	606,795	$9,428,189

	SIX MONTHS ENDED 3/31/19		YEAR ENDED 9/30/18
Class R	Shares	Amount	Shares	Amount
Shares sold	254,479	$3,573,667	743,424	$11,233,042
Shares issued in connection with
reinvestment of distributions	161,232	2,116,472	117,286	1,784,519
	415,711	5,690,139	860,710	13,017,561
Shares repurchased	(408,004)	(5,855,076)	(583,197)	(8,942,332)
Net increase (decrease)	7,707	$(164,937)	277,513	$4,075,229

106 Dynamic Asset Allocation Balanced Fund

	SIX MONTHS ENDED 3/31/19		YEAR ENDED 9/30/18
Class R5	Shares	Amount	Shares	Amount
Shares sold	29,662	$427,844	689,731	$10,705,353
Shares issued in connection with
reinvestment of distributions	54,405	722,936	45,339	697,136
	84,067	1,150,780	735,070	11,402,489
Shares repurchased	(83,155)	(1,148,726)	(132,195)	(2,042,515)
Net increase	912	$2,054	602,875	$9,359,974

	SIX MONTHS ENDED 3/31/19		YEAR ENDED 9/30/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	3,502,646	$49,773,709	8,017,945	$123,821,897
Shares issued in connection with
reinvestment of distributions	1,435,300	19,086,473	994,125	15,289,086
	4,937,946	68,860,182	9,012,070	139,110,983
Shares repurchased	(2,123,752)	(30,476,857)	(4,856,278)	(75,030,133)
Net increase	2,814,194	$38,383,325	4,155,792	$64,080,850

	SIX MONTHS ENDED 3/31/19		YEAR ENDED 9/30/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	4,403,594	$62,666,933	11,637,195	$180,282,050
Shares issued in connection with
reinvestment of distributions	2,138,174	28,414,348	1,544,638	23,753,382
	6,541,768	91,081,281	13,181,833	204,035,432
Shares repurchased	(5,670,912)	(79,560,455)	(8,539,462)	(131,387,836)
Net increase	870,856	$11,520,826	4,642,371	$72,647,596

At the close of the reporting period, the Putnam RetirementReady Funds owned 8.0% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/18	cost	proceeds	income	of 3/31/19
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$2,307,325	$116,351,397	$89,909,172	$65,180	$28,749,550
Putnam Short Term
Investment Fund**	209,177,907	306,419,480	278,512,669	2,820,849	237,084,718
Total Short-term
investments	$211,485,232	$422,770,877	$368,421,841	$2,886,029	$265,834,268

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Dynamic Asset Allocation Balanced Fund 107

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased currency option contracts (contract amount)	$63,200,000
Written currency option contracts (contract amount)	$74,400,000
Futures contracts (number of contracts)	7,000
Forward currency contracts (contract amount)	$597,600,000
Centrally cleared interest rate swap contracts (notional)	$345,500,000
OTC total return swap contracts (notional)	$254,000,000
OTC credit default contracts (notional)	$35,800,000
Centrally cleared credit default contracts (notional)	$152,800,000
Warrants (number of warrants)	1,000

108 Dynamic Asset Allocation Balanced Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Credit contracts	appreciation	$6,593,642*	Unrealized depreciation	$1,903,789*
Foreign exchange
contracts	Investments, Receivables	2,625,069	Payables	1,405,850
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	1,245,024*	Unrealized depreciation	1,669,673*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	7,543,153*	Unrealized depreciation	5,857,192*
Total		$18,006,888		$10,836,504

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$1,860,004	$1,860,004
Foreign exchange
contracts	—	155,781	—	(1,792,610)	—	$(1,636,829)
Equity contracts	26	—	(18,172,758)	—	(898,027)	$(19,070,759)
Interest rate
contracts	—	—	442,562	—	(2,106,559)	$(1,663,997)
Total	$26	$155,781	$(17,730,196)	$(1,792,610)	$(1,144,582)	$(20,511,581)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$143,682	$143,682
Foreign exchange
contracts	—	(262,248)	—	949,672	—	$687,424
Equity contracts	(176)	—	(682,359)	—	(34,049)	$(716,584)
Interest rate
contracts	—	—	5,888,138	—	177,473	$6,065,611
Total	$(176)	$(262,248)	$5,205,779	$949,672	$287,106	$6,180,133

Dynamic Asset Allocation Balanced Fund 109

Note 9: New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

Note 10: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$ —	$ —	$ 8,753,794	$ —	$ —	$ —	$—	$—	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ 8,753,794
OTC Total return swap contracts*#	—	10,404	—	558,986	—	3,865	—	—	—	22,997	—	—	—	—	—	—	—	596,252
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	1,879	—	—	—	—	—	—	—	1,879
OTC Credit default contracts —
protection purchased*#	—	—	—	—	172,638	295,098	150,476	—	—	246,339	77,813	—	84,714	—	—	—	—	1,027,078
Centrally cleared credit default contracts§	—	—	350,076	—	—	—	—	—	—	—	—	—	—	—	—	—	—	350,076
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	646,053	—	—	—	—	—	646,053
Forward currency contracts#	286,919	181,320	—	430,625	—	39,044	223,759	187,432	270,382	—	—	—	—	230,963	288,816	296,872	54,624	2,490,756
Purchased options**#	134,290	—	—	—	—	—	23	—	—	—	—	—	—	—	—	—	—	134,313
Total Assets	$421,209	$191,724	$9,103,870	$989,611	$172,638	$338,007	$374,258	$187,432	$270,382	$271,215	$77,813	$646,053	$84,714	$230,963	$288,816	$296,872	$54,624	$14,000,201
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	8,639,159	—	—	—	—	—	—	—	—	—	—	—	—	—	—	8,639,159
OTC Total return swap contracts*#	—	6,053	—	203,503	—	1,939	4,802	—	—	—	—	—	—	—	—	—	—	216,297
OTC Credit default contracts —
protection sold*#	21,365	9,860	—	—	124,404	334,953	513,328	—	—	565,552	16,604	—	126,289	—	—	—	—	1,712,355
OTC Credit default contracts —
protection purchased*#	—	—	—	—	1,230	—	—	—	—	—	—	—	—	—	—	—	—	1,230
Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	523,384	—	—	—	—	—	523,384
Forward currency contracts#	179,504	28,226	—	33,592	—	43,471	380,843	135,341	274,531	—	—	—	—	11,801	257,147	—	52,124	1,396,580
Written options#	9,247	—	—	—	—	—	23	—	—	—	—	—	—	—	—	—	—	9,270
Total Liabilities	$210,116	$44,139	$8,639,159	$237,095	$125,634	$380,363	$898,996	$135,341	$274,531	$565,552	$16,604	$523,384	$126,289	$11,801	$257,147	$—	$52,124	$12,498,275
Total Financial and Derivative
Net Assets	$211,093	$147,585	$464,711	$752,516	$47,004	$(42,356)	$(524,738)	$52,091	$(4,149)	$(294,337)	$61,209	$122,669	$(41,575)	$219,162	$31,669	$296,872	$2,500	$1,501,926
Total collateral received (pledged)†##	$170,771	$121,496	$—	$(180,653)	$—	$(42,356)	$(524,738)	$52,091	$160,000	$(294,337)	$—	$—	$(30,916)	$160,000	$—	$227,931	$—
Net amount	$40,322	$26,089	$464,711	$933,169	$47,004	$—	$—	$—	$(164,149)	$—	$61,209	$122,669	$(10,659)	$59,162	$31,669	$68,941	$2,500

110 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 111

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Controlled collateral received (including
TBA commitments)**	$170,771	$121,496	$—	$—	$—	$—	$—	$125,425	$160,000	$32,000	$—	$108,000	$—	$160,000	$—	$—	$—	$877,692
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$227,931	$—	$227,931
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$(180,653)	$—	$(107,630)	$(574,779)	$—	$—	$(344,443)	$—	$—	$(30,916)	$—	$—	$—	$—	$(1,238,421)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $7,623,466 and $5,673,741, respectively.

112 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 113

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Spectrum Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Equity Income Fund
Equity Spectrum Fund	International Value Fund
Europe Equity Fund	Small Cap Value Fund
Global Equity Fund
International Capital Opportunities Fund	Income
International Equity Fund	Diversified Income Trust
Multi-Cap Core Fund	Floating Rate Income Fund
Research Fund	Global Income Trust
Government Money Market Fund*
Global Sector	High Yield Fund
Global Communications Fund	Income Fund
Global Consumer Fund	Money Market Fund†
Global Financials Fund	Mortgage Securities Fund
Global Health Care Fund	Short Duration Bond Fund
Global Industrials Fund	Short Duration Income Fund
Global Natural Resources Fund
Global Sector Fund	Tax-free Income
Global Technology Fund	AMT-Free Municipal Fund
Global Utilities Fund	Intermediate-Term Municipal Income Fund
Short-Term Municipal Income Fund
Growth	Tax Exempt Income Fund
Growth Opportunities Fund	Tax-Free High Yield Fund
International Growth Fund
Small Cap Growth Fund	State tax-free income funds‡:
Sustainable Future Fund	California, Massachusetts, Minnesota,
Sustainable Leaders Fund	New Jersey, New York, Ohio, and Pennsylvania.

114 Dynamic Asset Allocation Balanced Fund

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Dynamic Asset Allocation Balanced Fund 115

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

116 Dynamic Asset Allocation Balanced Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
The Putnam Advisory Company, LLC	Manoj P. Singh	Vice President and
100 Federal Street		Assistant Treasurer
Boston, MA 02110	Officers
	Robert L. Reynolds	Mark C. Trenchard
Marketing Services	President	Vice President and
Putnam Retail Management		BSA Compliance Officer
100 Federal Street	Jonathan S. Horwitz
Boston, MA 02110	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Custodian	and Compliance Liaison	Proxy Voting and Corporate
State Street Bank		Governance, Assistant Clerk,
and Trust Company	Robert T. Burns	and Assistant Treasurer
Vice President and
Legal Counsel	Chief Legal Officer	Denere P. Poulack
Ropes & Gray LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
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SA059 316422 5/19

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 29, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: May 29, 2019